SCHEDULE 14A INFORMATION

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Synovus Financial Corp.

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SYNOVUS®

NOTICE OF THE 2011 ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m.

Wednesday, April 27, 2011

PLACE	RiverCenter for the Performing Arts

900 Broadway

Columbus, Georgia 31901

ITEMS OF BUSINESS	(1) To elect as directors the 16 nominees named in the attached Proxy Statement.

(2) To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee.

(3) To ratify Synovus’ 2010 tax benefits preservation plan.

(4) To approve the Synovus Financial Corp. 2011 Employee Stock Purchase Plan.

(5) To approve the Synovus Financial Corp. 2011 Director Stock Purchase Plan.

(6) To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2011.

(7) To transact such other business as may properly come before the meeting and any adjournment thereof.

WHO MAY VOTE	You can vote if you were a shareholder of record on February 17, 2011.

ANNUAL REPORT	A copy of the 2010 Annual Report accompanies this Proxy Statement.

PROXY VOTING	Your vote is important. Please vote in one of these ways:

(1) Use the toll-free telephone number shown on your proxy card;

(2) Visit the Internet website listed on your proxy card;

(3) Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided; or

(4) Submit a ballot at the Annual Meeting.

This Notice of the 2011 Annual Meeting of Shareholders and the accompanying Proxy Statement are sent by order of the Board of Directors.

Samuel F. Hatcher

Secretary

Columbus, Georgia

March 18, 2011

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES PROMPTLY.

PROXY STATEMENT

VOTING INFORMATION

Purpose

You received this Proxy Statement and the accompanying proxy card because the Board of Directors of Synovus Financial Corp., or Synovus, is soliciting proxies to be used at Synovus’ 2011 Annual Meeting of Shareholders, or Annual Meeting, which will be held on April 27, 2011, at 10:00 a.m., at the RiverCenter for the Performing Arts, 900 Broadway, Columbus, Georgia 31901. Proxies are solicited to give all shareholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting or any adjournment of that meeting.

Internet Availability of Proxy Materials

As permitted by the federal securities laws, Synovus is making this Proxy Statement and its 2010 Annual Report available to its shareholders via the Internet instead of mailing printed copies of these materials to each shareholder. On March 18, 2011, we mailed to our shareholders (other than those who previously requested electronic or paper delivery and other than those holding a certain number of shares) a Notice of Internet Availability, or Notice, containing instructions on how to access our proxy materials, including this Proxy Statement and the accompanying 2010 Annual Report. These proxy materials are being made available to our shareholders on or about March 18, 2011. The Notice also provides instructions regarding how to access your proxy card to vote through the Internet or by telephone. The Proxy Statement and Annual Report are also available on our website at www.synovus.com/2011annualmeeting.

If you received a Notice by mail, you will not receive a printed copy of the proxy materials by mail unless you request printed materials. If you wish to receive printed proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

If you receive more than one Notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the Internet or by telephone or sign and return by mail all proxy cards.

Who Can Vote

You are entitled to vote if you were a shareholder of record of Synovus common stock as of the close of business on February 17, 2011. Your shares can be voted at the meeting only if you are present or represented by a valid proxy.

If your shares are held in the name of a bank, broker or other holder of record, you will receive voting instructions from such holder of record. You must follow the voting instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting will also be offered to shareholders owning shares through certain banks, brokers and other holders of record. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Quorum and Shares Outstanding

A majority of the votes entitled to be cast by the holders of the outstanding shares of Synovus common stock must be present, either in person or represented by proxy, in order to conduct the Annual Meeting. On February 17, 2011, 785,274,094 shares of Synovus common stock were outstanding.

Proxies

The Board has designated two individuals to serve as proxies to vote the shares represented by proxies at the Annual Meeting. If you properly submit a proxy but do not specify how you want your shares to be voted, your shares will be voted by the designated proxies in accordance with the Board’s recommendations as follows:

(1)	FOR the election of the 16 director nominees named in this Proxy Statement;

(2)	FOR the approval of the compensation of Synovus’ named executive officers as determined by the Compensation Committee;

(3)	FOR the ratification of Synovus’ 2010 tax benefits preservation plan;

(4)	FOR the approval of Synovus’ 2011 Employee Stock Purchase Plan;

(5)	FOR the approval of Synovus’ 2011 Director Stock Purchase Plan; and

(6)	FOR the ratification of the appointment of KPMG LLP as Synovus’ independent auditor for the year 2011.

The designated proxies will vote in their discretion on any other matter that may properly come before the Annual Meeting. At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting.

Required Votes

The number of affirmative votes required to approve each of the proposals to be considered at the Annual Meeting is described below:

Proposal 1: Election of 16 Directors. To be elected, each of the 16 director nominees named in this Proxy Statement must receive more votes cast “for” such nominee’s election than votes cast “against” such nominee’s election. If a nominee who currently is serving as a director does not receive the required vote for re-election, Georgia law provides that such director will continue to serve on the Board of Directors as a “holdover” director. However, pursuant to Synovus’ Corporate Governance Guidelines, each holdover director has tendered an irrevocable resignation that would be effective upon the Board’s acceptance of such resignation. In that situation, our Corporate Governance and Nominating Committee would consider the resignation and make a recommendation to the Board of Directors about whether to accept or reject such resignation and publicly disclose its decision within 90 days following certification of the shareholder vote.

All Other Proposals. For all of the other proposals described in this Proxy Statement, the affirmative vote of a majority of the votes cast is required to approve each such proposal.

Abstentions and Broker Non-Votes

Under certain circumstances, including the election of directors and matters involving executive compensation, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the broker (a “broker non-vote”). In these cases, for as long as a routine matter is also being voted on, and in cases where the shareholder abstains from voting on a matter, those shares will be counted for the purpose of determining if a quorum is present, but will not be included as votes cast with respect to those matters. Whether a bank or broker has authority to vote its shares on uninstructed matters is determined by stock exchange rules. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions only with respect to Proposal 6 – Ratification of Appointment of Independent Auditor but not with respect to any of the other proposals to be voted on at the Annual Meeting.

Broker non-votes and abstentions will have no effect on any of the proposals to be considered at the Annual Meeting.

How You Can Vote

If you hold shares in your own name, you may vote by proxy or in person at the meeting. To vote by proxy, you may select one of the following options:

Vote By Telephone:

You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) shown on your proxy card. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate the shareholder by using individual control numbers. If you vote by telephone, you do NOT need to return your proxy card.

Vote By Internet:

You can also choose to vote on the Internet. The website for Internet voting is shown on your proxy card. Internet voting is available 24 hours a day, seven days a week. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you vote on the Internet, you do NOT need to return your proxy card.

Vote By Mail:

If you choose to vote by mail, simply mark your proxy card, date and sign it, sign the certification and return it in the postage-paid envelope provided.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from such holder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy or broker’s proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.

Description of Voting Rights

Under our Articles of Incorporation and bylaws, holders of our common stock are entitled to one vote per share unless the holder can demonstrate that the shares meet the criteria for being entitled to ten votes per share. Holders of Synovus common stock are entitled to ten votes on each matter submitted to a vote of shareholders for each share of Synovus common stock owned on February 17, 2011 which: (1) has had the same beneficial owner since April 24, 1986; (2) has been beneficially owned continuously by the same shareholder since February 17, 2007; (3) is held by the same beneficial owner to whom it was issued as a result of an acquisition of a company or business by Synovus where the resolutions adopted by Synovus’ Board of Directors approving the acquisition specifically grant ten votes per share; (4) is held by the same beneficial owner to whom it was issued by Synovus, or to whom it transferred by Synovus from treasury shares, and the resolutions adopted by Synovus’ Board of Directors approving such issuance and/or transfer specifically grant ten votes per share; (5) was acquired under any employee, officer and/or director benefit plan maintained for one or more employees, officers and/or directors of Synovus and/or its subsidiaries, and is held by the same owner for whom it was acquired under any such plan; (6) was acquired by reason of participation in a dividend reinvestment plan offered by Synovus and is held by the same owner who acquired it under such plan; or (7) is owned by a holder who, in addition to shares which are beneficially owned under the provisions of (1)-(6) above, is the owner of less than 1,139,063 shares of Synovus common stock (which amount is equal to 100,000 shares, as appropriately adjusted to reflect any change in shares of Synovus common stock by means of stock splits, stock dividends, any recapitalization or otherwise occurring after April 24, 1986). For purposes of determining voting power under these provisions, any share of Synovus common stock acquired pursuant to stock options shall be deemed to have been acquired on the date the option was granted, and any shares of common stock acquired as a direct result of a stock split, stock dividend or other type of share distribution will be deemed to have been acquired and held continuously from the date on which shares with regard to such dividend shares were issued were acquired. The actual voting power of each holder of shares of Synovus common stock will be based on information possessed by Synovus at the time of the Annual Meeting.

For purposes of the foregoing, a beneficial owner of a share of our common stock is defined to include a person or group of persons who, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such share of common stock, (2) investment power, which includes the power to direct the sale or other disposition of such share of common stock, (3) the right to receive, retain or direct the distribution of the proceeds of any sale or other disposition of such share of common stock, or (4) the right to receive or direct the disposition of any distributions, including cash dividends, in respect of such share of common stock.

Shares of Synovus common stock are presumed to be entitled to only one vote per share unless this presumption is rebutted by providing evidence to the contrary to Synovus. Shareholders seeking to rebut this presumption should complete and execute the certification appearing on their proxy card. Synovus reserves the right to require evidence to support the certification. SHAREHOLDERS WHO DO NOT CERTIFY ON THEIR PROXIES SUBMITTED BY MAIL, INTERNET OR PHONE THAT THEY ARE ENTITLED TO TEN VOTES PER SHARE OR WHO DO NOT PRESENT SUCH A CERTIFICATION IF THEY ARE VOTING IN PERSON AT THE ANNUAL MEETING WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE.

Synovus common stock is registered with the Securities and Exchange Commission, or SEC, and is traded on the New York Stock Exchange, or NYSE. Accordingly, Synovus’ common stock is subject to the provisions of a NYSE rule which, in general, prohibits a company’s common stock and equity securities from being authorized or remaining authorized for trading on the NYSE if the company issues securities or takes other corporate action that would have the effect of nullifying, restricting or disparately reducing the voting rights of existing shareholders of the company. However, the rule contains a “grandfather” provision, under which Synovus’ ten vote provision falls, which, in general, permits grandfathered disparate voting rights plans to continue to operate as adopted. The number of votes that each shareholder will be entitled to exercise at the Annual Meeting will depend upon whether each share held by the shareholder meets the requirements which entitle one share of Synovus common stock to ten votes on each matter submitted to a vote of shareholders.

Synovus Stock Plans. If you participate in the Synovus Dividend Reinvestment and Direct Stock Purchase Plan, the Synovus Employee Stock Purchase Plan and/or the Synovus Director Stock Purchase Plan, your proxy card represents shares held in the respective plan, as well as shares you hold directly in certificate form registered in the same name. If you hold shares of Synovus common stock through a 401(k) plan, you will receive a separate proxy card representing those shares of Synovus common stock.

Revocation of Proxy

If you are a shareholder of record and vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us prior to the Annual Meeting, (2) voting again by telephone or on the Internet prior to the Annual Meeting, or (3) attending the Annual Meeting in person and casting a ballot.

If your Synovus shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change or revoke your vote.

Attending the Annual Meeting

The Annual Meeting will be held on Wednesday, April 27, 2011 at 10:00 a.m. at the RiverCenter for the Performing Arts, 900 Broadway, Columbus, Georgia. Directions to the

RiverCenter can be obtained from the Investor Relations page of Synovus’ website at www.synovus.com. If you are unable to attend the meeting, you can listen to it live and view the slide presentation over the Internet at www.synovus.com/2011annualmeeting.

Additionally, we will maintain copies of the slides and audio of the presentation for the Annual Meeting on our website for reference after the meeting. Information included on Synovus’ website, other than the Proxy Statement and form of proxy, is not a part of the proxy soliciting material.

Voting Results

You can find the preliminary voting results of the Annual Meeting in Synovus’ Current Report on Form 8-K, which Synovus will file with the SEC no later than May 3, 2011.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance Philosophy

The business affairs of Synovus are managed under the direction of the Board of Directors in accordance with the Georgia Business Corporation Code, as implemented by Synovus’ Articles of Incorporation and bylaws. The role of the Board of Directors is to effectively govern the affairs of Synovus for the benefit of its shareholders and other constituencies. The Board strives to ensure the success and continuity of Synovus’ business through the election of qualified management. It is also responsible for ensuring that Synovus’ activities are conducted in a responsible and ethical manner. Synovus and its Board of Directors are committed to having sound corporate governance principles.

2010 Corporate Governance Initiatives

In the second half of 2010, Synovus’ Board and management concentrated significant efforts and resources into a review of Synovus’ overall corporate governance practices, focused on succession planning, responsiveness to the changing needs for financial institution boards in the current regulatory environment (including the pending governance changes for financial institutions contemplated by The Dodd-Frank Wall Street Reform and Consumer Protection Act) and consideration of governance practices among similarly sized financial institutions. In November 2010, after careful consideration and reflection, the Board approved a series of changes to Synovus’ corporate governance structure. These changes include:

•

Reducing the overall size of the Board, taking into account the age and expertise of existing directors, the need for orderly succession planning of the Board and its committees, desired diversity of subject matter and technical expertise, and independence requirements;

•

Decreasing the mandatory retirement age of directors to age 72, subject to such exceptions as the Board deems necessary or appropriate to facilitate orderly succession planning of the Board and its committees;

•	Reducing the number of current or former executives of Synovus serving on the Board; after taking into account the need for orderly succession planning of the Board and its committees;

•

Reducing the size of the Executive Committee of the Board to consist solely of the chairpersons of each standing Board committee and Synovus Bank’s Credit Committee, the Chairman of the Board, the Chief Executive Officer and the Lead Director, with the Executive Committee being led by the Chief Executive Officer;

•	Rotating committee chairpersons and the Lead Director.

In furtherance of these initiatives and after consultation with the Corporate Governance and Nominating Committee, four of Synovus’ current directors will not stand for re-election at the 2011 Annual Meeting — Daniel P. Amos, Gardiner W. Garrard, Jr., Elizabeth C. Ogie and William B. Turner, Jr.. In addition, the Board has nominated two new independent director nominees for election to the Board at the Annual Meeting — Catherine A. Allen and Joseph J. Prochaska, Jr. These nominees, if elected, will further diversify our Board and provide additional financial and risk expertise to our Board. The Board, under the leadership of the Corporate Governance and Nominating Committee, will continue to actively pursue and consider additional independent directors to be added to the Board.

Independence

The NYSE listing standards provide that a director does not qualify as independent unless the Board of Directors affirmatively determines that the director has no material relationship with Synovus. The Board has established categorical standards of independence to assist it in determining director independence which conform to the independence requirements in the NYSE listing standards. The categorical standards of independence are incorporated within our Corporate Governance Guidelines, are attached to this Proxy Statement as Appendix A and are also available in the Corporate Governance Section of our website at www.synovus.com/governance.

The Board has affirmatively determined that a majority of its members are independent as defined by the listing standards of the NYSE and the categorical standards of independence set by the Board. Synovus’ Board has determined that, as of January 1, 2011, the following directors are independent: Daniel P. Amos, Richard Y. Bradley, Frank W. Brumley, Elizabeth W. Camp, T. Michael Goodrich, V. Nathaniel Hansford, Mason H. Lampton, Elizabeth C. Ogie, H. Lynn Page, J. Neal Purcell, Melvin T. Stith, Philip W. Tomlinson, William B. Turner, Jr. and James D. Yancey. Please see “Certain Relationships and Related Transactions” on page 70 of this Proxy Statement for a discussion of certain relationships between Synovus and its independent directors. These relationships have been considered by the Board in determining a director’s independence from Synovus under Synovus’ Corporate Governance Guidelines and the NYSE listing standards and were determined to be immaterial.

Attendance at Meetings

The Board of Directors held 14 meetings in 2010. All directors attended at least 75% of Board and committee meetings held during their tenure during 2010. The average attendance by directors at the aggregate number of Board and committee meetings they were scheduled to attend was 95%. Although Synovus has no formal policy with respect to Board members’ attendance at its annual meetings, it is customary for all Board members to attend the annual meetings. All of Synovus’ directors who were serving at the time attended Synovus’ 2010 annual shareholders meeting.

Committees of the Board

Synovus’ Board of Directors has four principal standing committees — an Executive Committee, an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. Each committee has a written charter adopted by the Board of Directors that complies with the listing standards of the NYSE pertaining to corporate governance. Copies of the committee charters are available in the Corporate Governance section of our website at www.synovus.com/governance. The Board has determined that each member of the Audit, Corporate Governance and Nominating and Compensation Committees

is an independent director as defined by the listing standards of the NYSE and our Corporate Governance Guidelines. The following table shows the membership of the various committees as of the date of this Proxy Statement.

Executive	Audit	Corporate Governance and Nominating	Compensation
Kessel D. Stelling, Jr., Chair	J. Neal Purcell, Chair	Richard Y. Bradley, Chair	T. Michael Goodrich, Chair
Richard E. Anthony	Elizabeth W. Camp	Daniel P. Amos	V. Nathaniel Hansford
Richard Y. Bradley	H. Lynn Page	Frank W. Brumley	Mason H. Lampton
T. Michael Goodrich	Melvin T. Stith	Elizabeth C. Ogie
V. Nathaniel Hansford
J. Neal Purcell
James D. Yancey

Following the election of directors at the Annual Meeting, the Corporate Governance and Nominating Committee will recommend the reconstitution of these committees and appoint committee chairpersons after giving effect to the changes in the current composition of the Board.

Executive Committee. Synovus’ Executive Committee held 9 meetings in 2010. During the intervals between meetings of Synovus’ Board of Directors, the Executive Committee possesses and may exercise any and all of the powers of Synovus’ Board of Directors in the management and direction of the business and affairs of Synovus with respect to which specific direction has not been previously given by the Board of Directors unless Board action is required by Synovus’ governing documents, law or rule.

Audit Committee. Synovus’ Audit Committee held 11 meetings in 2010. Its report is on page     of this Proxy Statement. The Board has determined that all four members of the Committee are independent and financially literate under the rules of the NYSE and that at least one member, J. Neal Purcell, is an “audit committee financial expert” as defined by the rules of the SEC. The primary functions of the Audit Committee include:

•	Monitoring the integrity of Synovus’ financial statements, Synovus’ systems of internal controls and Synovus’ compliance with regulatory and legal requirements;

•	Overseeing Synovus’ enterprise risk management framework;

•	Monitoring the independence, qualifications and performance of Synovus’ independent auditor and internal auditing activities; and

•	Providing an avenue of communication among the independent auditor, management, internal audit and the Board of Directors.

Corporate Governance and Nominating Committee. Synovus’ Corporate Governance and Nominating Committee held 10 meetings in 2010. The primary functions of Synovus’ Corporate Governance and Nominating Committee include:

•	Identifying qualified individuals to become Board members;

•	Recommending to the Board the director nominees for each annual meeting of shareholders and director nominees to be elected by the Board to fill interim director vacancies;

•	Overseeing the annual review and evaluation of the performance of the Board and its committees;

•	Developing and recommending to the Board corporate governance guidelines; and

•	Developing and recommending to the Board compensation for non-employee directors.

Compensation Committee. Synovus’ Compensation Committee held 7 meetings in 2010. Its report is on page 64 of this Proxy Statement. The primary functions of the Compensation Committee include:

•	Designing and overseeing Synovus’ executive compensation program;

•	Designing and overseeing all compensation and benefit programs in which employees and officers of Synovus are eligible to participate;

•

Reviewing Synovus’ incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking and to review and discuss, at least semi-annually, the relationship between risk management and incentive compensation; and

•	Performing an annual evaluation of the Chief Executive Officer.

The Compensation Committee’s charter reflects these responsibilities and allows the Committee to delegate any matters within its authority to individuals or subcommittees it deems appropriate. In addition, the Committee has the authority under its charter to retain outside advisors to assist the Committee in the performance of its duties. The Committee retained the services of a consultant from Hewitt Associates, or Hewitt, from January 1, 2010 to January 29, 2010. Hewitt spun off part of its North American executive compensation business into a new and independent consulting firm, Meridian Compensation Partners, LLC, or Meridian, on January 29, 2010 and after such time, the Committee retained the services of the same consultant, now a partner at Meridian to:

•	Provide ongoing recommendations regarding executive compensation consistent with Synovus’ business needs, pay philosophy, market trends and latest legal and regulatory considerations;

•	Provide market data for base salary, short-term incentive and long-term incentive decisions; and

•	Advise the Committee as to best practices.

The consultant was engaged directly by the Committee, although the Committee also directed that the consultant continue to work with Synovus’ management to facilitate the Committee’s review of compensation practices and management’s recommendations. Synovus’ Director of Human Resources and his staff develop executive compensation recommendations for the Committee’s consideration in conjunction with Synovus’ Chief Executive Officer and Chief People Officer and with the advice of the outside consultants.

During 2010, Synovus paid Hewitt $20,229 for executive compensation services and $34,321 for other services and paid Meridian $39,013 for executive compensation services and did not engage Meridian for any other services. The decision to engage Hewitt for the other services was made by management and was not approved by the Committee or the Board, although the Committee was aware Hewitt was providing these other services. The relationships for both the executive compensation and the other services provided by Hewitt had each been in existence for more than a decade. In addition, the Hewitt executive compensation consultant had no involvement or input into the other services, and was paid solely on the basis of executive compensation services. Effective January 29, 2010 with Hewitt’s spin off of part of its North American executive compensation business into a new and independent consulting firm, the Committee’s executive compensation consultant was completely independent of Hewitt.

Synovus’ Director of Human Resources works with the Chairman of the Committee to establish the agenda for Committee meetings. Management also prepares background information for each Committee meeting. Synovus’ Chief People Officer and Director of Human Resources attend all Committee meetings by invitation of the Committee, while Synovus’ Chief Executive Officer attends some committee meetings by invitation of the Committee, such as the committee meeting in which his performance is reviewed with the Committee. The Chief Executive Officer, Chief People Officer and the Director of Human Resources do not have authority to vote on committee matters. The Committee’s compensation consultant attended five of the committee meetings held during 2010 at the request of the Committee.

Compensation Committee Interlocks and Insider Participation. Messrs. Goodrich, Hansford and Lampton served on the Compensation Committee during 2010. None of these individuals is or has been an officer or employee of Synovus. There are no Compensation Committee interlocks.

Risk Oversight

Under Synovus’ Corporate Governance Guidelines, the Board is charged with providing oversight of Synovus’ risk management processes. In accordance with NYSE requirements, the Audit Committee is primarily responsible for overseeing the risk management function at Synovus on behalf of the Board. In carrying out its responsibilities, the Audit Committee works closely with Synovus’ Chief Risk Officer and other members of Synovus’ enterprise risk management team. The Audit Committee meets at least quarterly with the Chief Risk Officer and other members of management and receives a comprehensive report on enterprise risk management, including management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Audit Committee also receives updates between meetings from the Chief Risk Officer, the Chief Executive Officer, the Chief Financial Officer and other members of management relating to risk oversight matters. The Audit Committee provides a report on risk management to the full Board on at least a quarterly basis. In addition, at least annually, the Chief Risk Officer and members of the risk staff make a presentation on enterprise risk management to the full Board.

The Board also intends to form a separate Risk Committee comprised of independent directors meeting such other requirements as may be proscribed by the SEC and other regulatory agencies in compliance with regulations under the Dodd-Frank Act. It is expected that the Risk Committee will specifically oversee the risk management function at Synovus on behalf of the Board and will work closely with Synovus’ Chief Risk Officer and other members of Synovus’ enterprise risk management team, as well as the Audit Committee.

In addition, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by our executive compensation programs. For a discussion of the Compensation Committee’s review of Synovus’ senior executive officer compensation plans and employee incentive compensation plans and the risks associated with these plans, see “Compensation Committee Report — TARP Compensation Plan Risk Assessment” on page 64 of this Proxy Statement.

Consideration of Director Candidates

Director Qualifications. Synovus’ Corporate Governance Guidelines contain Board membership criteria considered by the Corporate Governance and Nominating Committee in recommending nominees for a position on Synovus’ Board. The Committee believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the affairs of Synovus, be free from conflicts of interest with Synovus, must not have reached the retirement age for Synovus directors and be willing to make, and financially capable of making, the required investment in Synovus’ stock pursuant to Synovus’ Director Stock Ownership Guidelines. The Committee also considers the following criteria when reviewing a director candidate:

•	The extent of the director’s/potential director’s educational, business, non-profit or professional acumen and experience;

•

Whether the director/potential director assists in achieving a mix of Board members that represents a diversity of background, perspective and experience, including with respect to age, gender, race, place of residence and specialized experience;

•	Whether the director/potential director meets the independence requirements of the listing standards of the NYSE;

•	Whether the director/potential director has the financial acumen or other professional, educational or business experience relevant to an understanding of Synovus’ business;

•	Whether the director/potential director would be considered a “financial expert” or “financially literate” as defined in the listing standards of the NYSE or applicable law;

•

Whether the director/potential director, by virtue of particular technical expertise, experience or specialized skill relevant to Synovus’ current or future business, will add specific value as a Board member; and

•	Whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In addition to the criteria set forth above, the Committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties. Although the Board does not have a formal policy on diversity, the Board and the Committee believe that the background and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will contribute to Board heterogeneity and allow the Board to effectively fulfill its responsibilities. For a discussion of the specific backgrounds and qualifications of our director nominees, see “Proposals to be Voted on: Proposal 1 — Election of 16 Directors — Nominees for Election as Director” beginning on page 19 of this Proxy Statement.

Identifying and Evaluating Nominees. The Corporate Governance and Nominating Committee has two primary methods for identifying director candidates (other than those proposed by Synovus’ shareholders, as discussed below). First, on a periodic basis, the Committee solicits ideas for possible candidates from a number of sources including members of the Board, Synovus executives and individuals personally known to the members of the Board. Second, the Committee is authorized to use its authority under its charter to retain at Synovus’ expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).

The Committee will consider all director candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The director candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. If based on the Committee’s initial evaluation a director candidate continues to be of interest to the Committee, the Chair of the Committee will interview the candidate and communicate his evaluation to the other Committee members and executive management. Additional interviews are conducted, if necessary, and ultimately the Committee will meet to finalize its list of recommended candidates for the Board’s consideration.

Shareholder Candidates. The Corporate Governance and Nominating Committee will consider candidates for nomination as a director submitted by shareholders. Although the Committee does not have a separate policy that addresses the consideration of director candidates recommended by shareholders, the Board does not believe that such a separate policy is necessary as Synovus’ bylaws permit shareholders to nominate candidates and as one of the duties set forth in the Corporate Governance and Nominating Committee charter is to review and consider director candidates submitted by shareholders. The Committee will evaluate individuals recommended by shareholders for nomination as directors according to the criteria discussed above and in accordance with Synovus’ bylaws and the procedures described under “Shareholder Proposals and Nominations” on page 75 of this Proxy Statement.

Leadership Structure of the Board

In accordance with Synovus’ bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. Under our Corporate Governance Guidelines, the Board does not have a policy, one way or the other, on whether the role of the Chairman and Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. However, our Corporate Governance Guidelines require that, if the Chairman of the Board is not an independent director, the Corporate Governance and Nominating Committee shall nominate, and a majority of the independent directors shall elect, a Lead Director. Under its charter, the Corporate Governance and Nominating Committee periodically reviews and recommends to the Board the leadership structure of the Board and, if necessary, nominates the Lead Director candidate. Currently, separate individuals serve as Chief Executive Officer and Chairman. However, since the Chairman of the Board is not an independent director, Synovus also has a Lead Director.

The Chairman of the Board is responsible for chairing Board meetings and meetings of shareholders, setting the agendas for Board meetings and providing information to the Board members in advance of meetings and between meetings. Pursuant to Synovus’ Corporate Governance Guidelines, the duties of the Lead Director include the following:

•	Working with the Chairman of the Board, Board and Corporate Secretary to set the agenda for Board meetings;

•	Having the authority to call meetings of the independent and non-management directors, as needed;

•	Ensuring Board leadership in times of crisis;

•	Developing the agenda for and chairing executive sessions of the independent directors and executive sessions of the non-management directors;

•	Acting as liaison between the independent directors and the Chairman of the Board on matters raised in such sessions;

•	Chairing Board meetings when the Chairman of the Board is not in attendance;

•	Attending meetings of the committees of the Board, as necessary or at his/her discretion, and communicating regularly with the Chairs of the principal standing committees of the Board;

•

Working with the Chairman of the Board to ensure the conduct of the Board meeting provides adequate time for serious discussion of appropriate issues and that appropriate information is made available to Board members on a timely basis;

•	Performing such other duties as may be requested from time-to-time by the Board, the independent directors or the Chairman of the Board; and

•	Being available, upon request, for consultation and direct communication with major shareholders.

After careful consideration, the Corporate Governance and Nominating Committee has determined that Synovus’ current Board structure is the most appropriate leadership structure for Synovus and its shareholders at this time.

Meetings of Non-Management and Independent Directors

The non-management directors of Synovus meet separately at least four times a year after regularly scheduled meetings of the Board of Directors and at such other times as may be requested by the Chairman of the Board or any director. Synovus’ independent directors meet at least once a year. During 2010, Mr. Hansford, as Lead Director, presided at the meetings of non-management and independent directors.

Communicating with the Board

Synovus’ Board provides a process for shareholders and other interested parties to communicate with one or more members of the Board, including the Lead Director, or the non-management or independent directors as a group. Shareholders and other interested parties may communicate with the Board by writing the Board of Directors, Synovus Financial Corp., c/o General Counsel’s Office, 1111 Bay Avenue, Suite 500, Columbus, Georgia 31901 or by calling (800) 240-1242. These procedures are also available in the Corporate Governance section of our website at www.synovus.com/governance. Synovus’ process for handling shareholder and other communications to the Board has been approved by Synovus’ independent directors.

Additional Information about Corporate Governance

Synovus has adopted Corporate Governance Guidelines which are regularly reviewed by the Corporate Governance and Nominating Committee. We have also adopted a Code of Business Conduct and Ethics which is applicable to all directors, officers and employees. In addition, we maintain procedures for the confidential, anonymous submission of any complaints or concerns about Synovus, including complaints regarding accounting, internal accounting controls or auditing matters. Shareholders may access Synovus’ Corporate Governance Guidelines, Code of Business Conduct and Ethics, each committee’s current charter, procedures for shareholders and other interested parties to communicate with the Lead Director or with the non-management or independent directors individually or as a group and procedures for reporting complaints and concerns about Synovus, including complaints concerning accounting, internal accounting controls and auditing matters, in the Corporate Governance section of our website at www.synovus.com/governance.

DIRECTOR COMPENSATION

Director Compensation Table

The following table summarizes the compensation paid by Synovus to directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Daniel P. Amos	$47,500		—	$10,000	(2)	$57,500
Richard E. Anthony**	22,917	(3)	—	20,059	(2)(4)(5)	42,976
James H. Blanchard	65,000		—	123,714	(4)(5)	188,714
Richard Y. Bradley	65,000		—	6,250	(4)	71,250
Frank W. Brumley	47,500		—	34,550	(2)(4)(6)	82,050
Elizabeth W. Camp	55,000		—	15,500	(2)(4)	70,500
Gardiner W. Garrard, Jr.	50,000		—	13,600	(4)(6)	63,600
T. Michael Goodrich	70,000		—	17,000	(2)(4)	87,000
V. Nathaniel Hansford	65,000		—	3,400	(4)	68,400
Mason H. Lampton	60,000		—	10,000	(2)	70,000
Elizabeth C. Ogie	47,500		—	5,700	(4)	53,200
H. Lynn Page	55,000		—	12,375	(4)	67,375
J. Neal Purcell	80,000		—	10,000	(2)	90,000
Melvin T. Stith	55,000		—	10,000	(2)	65,000
Philip W. Tomlinson	40,000		—	—		40,000
William B. Turner, Jr.	50,000		—	—		50,000
James D. Yancey	50,000		—	51,100	(2)(4)(6)	101,100

**	Compensation for Mr. Stelling for service on the Synovus Board is described under the Summary Compensation Table found on page 66. Compensation for Mr. Anthony for service as Chief Executive Officer and Chairman of the Board prior to October 7, 2010 (the date Mr. Anthony was appointed a non-executive Chairman of the Board) is described under the Summary Compensation Table found on page 66.
(1)	Directors did not receive any stock awards during 2010. At December 31, 2010, each of the directors held 1,000 shares of Synovus restricted stock, all of which vested on February 11, 2011. Dividends are paid on the restricted stock award shares, whether vested or unvested.
(2)	Includes $10,000 in contributions made by Synovus under Synovus’ Director Stock Purchase Plan for this director. As described more fully below, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of Synovus stock, and Synovus contributes an additional amount equal to 50% of the directors’ cash contributions under the plan.
(3)	After a medical leave of absence, Mr. Anthony was appointed Chairman of the Board in October 2010. In connection with his appointment to this position and for his service on the Executive Committee, he received an annual cash retainer of $110,000, which was pro-rated for 2010.
(4)	Includes compensation of $800 for Mr. Anthony, $6,200 for Mr. Blanchard, $6,250 for Mr. Bradley, $14,550 for Mr. Brumley, $5,500 for Ms. Camp, $3,600 for Mr. Garrard, $7,000 for Mr. Goodrich, $3,400 for Mr. Hansford, $5,700 for Ms. Ogie, $12,375 for Mr. Page, and $21,100 for Mr. Yancey for service as an advisory director of certain of Synovus’ banking divisions.
(5)

As to Mr. Anthony, includes the cost of providing Mr. Anthony with administrative assistance from October 7, 2010 to December 31, 2010, the period in which he served as a non-executive Chairman of the Board. As to Mr. Blanchard, includes $108,942 for providing Mr. Blanchard with administrative assistance for 2010. Also includes the incremental costs incurred by Synovus for providing Messrs. Anthony (from October 7, 2010 to December 31, 2010) and Blanchard with office space. In calculating the incremental cost to Synovus of providing Messrs. Anthony and Blanchard with administrative assistance, Synovus aggregated the cost of providing salary, benefits and office space (based on lease payments per square foot) to each director’s administrative assistant. The amount for Mr. Anthony’s administrative assistance and the amounts for Messrs. Anthony and Blanchard’s office space are not quantified because they do not exceed the greater of $25,000 or 10% of the total amount of perquisite.

(6)	Includes $10,000 for service on Synovus Bank’s Credit Committee, and as to Mr. Yancey, an additional $10,000 for his service as Chairperson of the Credit Committee.

Director Compensation Program

The Corporate Governance and Nominating Committee is responsible for the oversight and administration of the Synovus director compensation program. The Committee’s charter reflects these responsibilities and does not allow the Committee to delegate its authority to any person other than the members of the Corporate Governance and Nominating Committee.

Cash Compensation of Directors. As reflected in the “Fees Earned or Paid in Cash” column of the Director Compensation Table above, for the fiscal year ended December 31, 2010, directors of Synovus received an annual cash retainer of $40,000, with Compensation Committee and Executive Committee members receiving an additional cash retainer of $10,000, Corporate Governance and Nominating Committee members receiving an additional cash retainer of $7,500 and Audit Committee members receiving an additional cash retainer of $15,000. In addition, the Chairperson of the Corporate Governance and Nominating Committee received a $7,500 cash retainer, the Chairperson of the Compensation Committee received a $10,000 cash retainer, the Chairperson of the Audit Committee received a $15,000 cash retainer, the Chairperson of the Executive Committee received a $15,000 cash retainer and the Lead Director received a $5,000 cash retainer. Moreover, Mr. Anthony received an annual cash retainer (pro-rated for 2010) for his service as Chairman of the Board and as a member of the Executive Committee. Directors who are employees of Synovus do not receive any additional compensation for their service on the Board.

By paying directors an annual retainer, Synovus compensates each director for his or her role and judgment as an advisor to Synovus, rather than for his or her attendance or effort at individual meetings. In so doing, directors with added responsibility are recognized with higher cash compensation. For example, members of the Audit Committee receive a higher cash retainer based upon the enhanced duties, time commitment and responsibilities of service on that committee. The Corporate Governance and Nominating Committee believes that this additional cash compensation is appropriate. In addition, directors may from time to time receive compensation for serving on advisory committees of the Synovus Board.

Directors may elect to defer all or a portion of their cash compensation under the Synovus Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan does not provide directors with an “above market” rate of return. Instead, the deferred amounts are deposited into one or more investment funds at the election of the director. In so doing, the plan is designed to allow directors to defer the income taxation of a portion of their compensation and to receive an investment return on those deferred amounts. All deferred fees are payable only in cash. Elizabeth W. Camp elected to defer her cash compensation under this plan during 2010.

Equity Compensation of Directors. In the past, non-management directors have received an annual award of restricted shares of Synovus stock under the Synovus 2007

Omnibus Plan, 100% of which vests after three years. These restricted stock awards were intended to provide equity ownership and to focus directors on the long-term performance of Synovus. In light of the prevailing economic conditions, the Board did not grant any restricted stock awards to non-management directors in 2010.

Synovus’ Director Stock Purchase Plan is a non-qualified, contributory stock purchase plan pursuant to which qualifying Synovus directors can purchase, with the assistance of contributions from Synovus, presently issued and outstanding shares of Synovus stock. Under the terms of the Director Stock Purchase Plan, qualifying directors can elect to contribute up to $5,000 per calendar quarter to make purchases of Synovus stock, and Synovus contributes an additional amount equal to 50% of the directors’ cash contributions. Participants in the Director Stock Purchase Plan are fully vested in all shares of Synovus stock purchased for their benefit under the Plan and may request that the shares purchased under the Plan be released to them at any time. Synovus’ contributions under this Plan are included in the “All Other Compensation” column of the Director Compensation Table above. Synovus’ contributions under the Director Stock Purchase Plan further provide directors the opportunity to buy and maintain an equity interest in Synovus and to share in the capital appreciation of Synovus.

The restricted stock awards to directors in prior years and Synovus’ contributions under the Director Stock Purchase Plan also assist and facilitate directors’ fulfillment of their stock ownership requirements. Synovus’ Corporate Governance Guidelines require all directors to accumulate over time shares of Synovus stock equal in value to at least three times the value of their annual retainer. Directors have five years to attain this level of total stock ownership but must attain a share ownership threshold of one times the amount of the director’s annual retainer within three years. These stock ownership guidelines are designed to align the interests of Synovus’ directors to that of Synovus’ shareholders and the long-term performance of Synovus. After reviewing the impact of the prevailing market conditions on short-term compliance with these guidelines, the Corporate Governance and Nominating Committee temporarily suspended the stock ownership guidelines in January 2011.

Certain Other Arrangements

In connection with the appointment of Mr. Blanchard as Chairperson of the Executive Committee in June 2009, the Board of Directors agreed to provide Mr. Blanchard with office space and administrative assistance. In 2010, Mr. Blanchard received office space and administrative assistance, resulting in aggregate benefits of $117,514 as set forth under “All Other Compensation” in the Director Compensation Table on page 16 of this Proxy Statement.

After retiring as Chief Executive Officer of Synovus, Mr. Anthony was appointed Chairman of the Board in October 2010. In connection with his appointment as non-executive Chairman and his service as a member of the Executive Committee, Mr. Anthony received an annual cash retainer of $110,000 (pro-rated for 2010) and administrative support and office space during his tenure as Chairman. For 2010, Mr. Anthony’s office space and administrative assistance resulted in aggregate benefits of $9,259 as set forth under the “All Other Compensation” of the Summary Compensation Table on page 66 of this Proxy Statement.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF 16 DIRECTORS

Number

Pursuant to Synovus’ bylaws, the Board shall consist of not less than 8 nor more than 25 directors with such number to be set either by the Board of Directors or shareholders representing at least 66 2/3% of the votes entitled to be cast by the holders of all of Synovus’ issued and outstanding shares. Currently, the size of the Board is set at 18 members. In February 2011, the Board set the size of the Board at 16, effective as of the Annual Meeting. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the 16 nominees named in this Proxy Statement.

Consistent with the 2010 corporate governance initiatives described in this Proxy Statement and after consultation with the Corporate Governance and Nominating Committee, four of our current directors, Daniel P. Amos, Gardiner W. Garrard, Jr., Elizabeth C. Ogie and William B. Turner, Jr., will not stand for re-election at the Annual Meeting. We thank each of these directors for their long and outstanding service to the Board and to Synovus.

Nominees for Election as Director

The 16 nominees for director named in this Proxy Statement were selected by the Corporate Governance and Nominating Committee based upon a review of the nominees and consideration of the director qualifications described under “Corporate Governance and Board Matters — Consideration of Director Candidates — Director Qualifications” on page 12 of this Proxy Statement. In addition to the specific criteria for director election, the Corporate Governance and Nominating Committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the affairs and business of Synovus. With respect to the nomination of continuing directors for re-election, the Corporate Governance and Nominating Committee also considers the individual’s contributions to the Board and its committees. Each of the 16 nominees currently serves as a director. The nominees for director include 9 current and former chief executive officers, at least 12 persons who could be recognized as “audit committee experts,” two current or former deans of national universities, and a past vice-chairman of a global auditing firm. The nominees collectively have over 270 years of experience in banking and financial services as well as significant experience in insurance, investment management, commercial real estate and accounting. The nominees also bring extensive board and committee experience.

In addition to the overall composition of the Board, the Corporate Governance and Nominating Committee also considered the nominees’ individual roles in (1) oversight of our enterprise risk management initiatives, (2) relationships with the numerous regulatory agencies that monitor Synovus’ operations, (3) oversight and support of our asset disposition and expense reduction initiatives, (4) assistance with the strategic plan of the Company and (5) managing succession planning. In addition to fulfilling the above criteria, 13 of the 16 nominees for re-election named above are considered independent under the NYSE rules and Synovus’ Director Independence Standards. Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, risk management and oversight, commercial real estate, troubled asset work-out and disposition situations, and ancillary financial services businesses. Each member of the Board has demonstrated leadership through his or her work on the boards of a variety of public, private and non-profit organizations and is familiar with board processes and corporate governance. We believe the atmosphere of our Board is collegial and that all Board members are engaged in their responsibilities. For additional information about our director independence requirements, consideration of director candidates, leadership structure of our Board and other corporate governance matters, see “Corporate Governance and Board Matters” beginning on page 7 of this Proxy Statement.

The following table sets forth information regarding the 16 nominees for election to the Board.

Name	Age	Year First Elected Director	Principal Occupation
Catherine A. Allen	64	—	Chairman and Chief Executive Officer, The Santa Fe Group

Richard E. Anthony	64	1993	Chairman of the Board, Synovus Financial Corp.; Chief Executive Officer, Retired, Synovus Financial Corp.

James H. Blanchard	69	1972	Chairman of the Board and Chief Executive Officer, Retired, Synovus Financial Corp.

Richard Y. Bradley	72	1991	Partner, Bradley & Hatcher

Frank W. Brumley	70	2004	Chairman of the Board and Chief Executive Officer, Daniel Island Company

Elizabeth W. Camp	59	2003	President and Chief Executive Officer, DF Management, Inc.

T. Michael Goodrich	65	2004	Chairman and Chief Executive Officer, Retired, BE&K, Inc.

V. Nathaniel Hansford	67	1985	President, Retired, North Georgia College and State University

Mason H. Lampton	63	1993	Chairman of the Board, Standard Concrete Products

H. Lynn Page	70	1978	Vice Chairman of the Board, Retired, Synovus Financial Corp.

Joseph J. Prochaska, Jr.	60	—	Executive Vice President and Chief Accounting Officer, Retired, MetLife, Inc.

J. Neal Purcell	69	2003	Vice Chairman, Retired, KPMG LLP

Kessel D. Stelling, Jr.	54	2010	President and Chief Executive Officer, Synovus Financial Corp.

Melvin T. Stith	64	1998	Dean, Martin J. Whitman School of Management, Syracuse University

Philip W. Tomlinson	64	2008	Chairman of the Board and Chief Executive Officer, Total System Services, Inc.

James D. Yancey	69	1978	Chairman of the Board, Columbus Bank and Trust Company; Chairman of the Board, Retired, Synovus Financial Corp.

The business experience and other specific skills, attributes and qualifications of each of the nominees is as follows:

Catherine A. Allen is the Chairman and Chief Executive Officer of The Sante Fe Group, a consulting group specializing in management for strategic industry and institutional projects to financial institutions and other critical infrastructure companies. She has held that position since 1996. From 1997 to 2007, Ms. Allen was the founding Chief Executive Officer of BITS, a division of the Financial Services Roundtable and consortium that worked closely with the nation’s largest financial institutions on strategic issues facing the industry, including payments strategies and risk management. From 1989 to 1996, she held various senior executive positions at Citigroup in the retail, bankcards and corporate technology divisions, representing Citibank as the president and chair of the multi-industry Smart Card Forum for a number of those years. Prior to joining Citibank, Ms. Allen served as director of corporate planning for Dun and Bradstreet. She holds a bachelor’s degree in retail management from the University of Missouri and a master’s degree in marketing and consumer economics from the University of Maryland and has completed doctoral work in international business from George Washington University. Ms. Allen currently serves on the boards of two public companies, El Paso Electric Company, a utilities company, and Stewart Information Services Corporation, a real estate information, title insurance and transaction management company. She is a member of the compensation committee, the national resources committee and the external affairs committee at El Paso. In addition, Ms. Allen serves on the compensation committee and technology advisory committee at Stewart. She also serves on various private company and civic boards, including Citibank Global Transaction Services, Hudson Partners, LLP, Singlepoint, LLC, the State of New Mexico Investment Council, the National Foundation for Credit Counseling, the Los Alamos National Laboratory Foundation and the New Mexico Museum Foundation. She has served on a number of government and technology-related committees and consortiums and has authored and edited numerous articles and two books related to technology, business innovation and marketing in the financial services industry. Ms. Allen has been recognized with a lifetime achievement award from US Banker Magazine, in addition to numerous other civic and professional awards and recognition. Ms. Allen’s in-depth knowledge and understanding of the financial services industry, risk management and technological innovation would enhance our Board’s subject matter expertise and provide a significant resource to Synovus.

Richard E. Anthony is Chairman of the Board of Synovus, a position he has held since 2006. He is also the retired Chief Executive Officer of Synovus, a position he held from 2005 until October 2010. From 1992 until 2006, Mr. Anthony served in various capacities with Synovus, including Vice Chairman, Chief Executive Officer and President and Chief Operating Officer. Prior to that time, Mr. Anthony served as president of First Commercial Bancshares of Birmingham, Alabama and as Executive Vice President of AmSouth Bank, N.A. in Birmingham, Alabama, having started his career in banking in 1971. Mr. Anthony holds a bachelor’s degree in finance from the University of Alabama and a master’s degree in business administration from the University of Virginia. Mr. Anthony has served as a director of Total System Services, Inc., or TSYS, a publicly held global payment processing company and former subsidiary of Synovus, since 2006. Mr. Anthony is a member of numerous civic and professional organizations, including the Georgia Department of Economic Development, and holds board seats in such organizations as the Georgia Chamber of Commerce and Columbus Chamber of Commerce. Mr. Anthony brings extensive experience in banking and executive management to our Board. Mr. Anthony’s experience as a leader in the southeastern markets where our company operates and as a former board member of the American Bankers Association and Financial Services Roundtable provide insight to our Board on the factors that impact both our company and our communities. Moreover, Mr. Anthony’s intimate knowledge of our business and operations provide the Board with company-specific experience and expertise.

James H. Blanchard was elected Chairman of the Board of Synovus in July 2005 and retired from that position in October 2006. Prior to 2005, Mr. Blanchard served in various capacities with Synovus and Columbus Bank and Trust Company, a banking division of Synovus (“CB&T”), including Chairman of the Board and Chief Executive Officer of Synovus and Chief Executive Officer of CB&T. Mr. Blanchard served as Chief Executive Officer of Synovus and our predecessor company for over 34 years, during which time he played a key role in rallying support for the multibank holding company legislation passed in Georgia and in forming Synovus as the first bank holding company in Georgia to acquire other banks under the new law. Mr. Blanchard also served as an executive officer of TSYS until 2006, playing an instrumental role in establishing the payment processing company. Mr. Blanchard holds a bachelor’s degree and a law degree from the University of Georgia. Mr. Blanchard currently serves as a director of TSYS, chairing its Executive Committee, and as a director of AT&T Inc., a publicly held global telecommunications company. Mr. Blanchard previously served as a director of BellSouth Corporation from 1998 until 2006. During Mr. Blanchard’s forty year career in banking and financial services, he has served in numerous leadership roles in the financial services industry, including service as Chairman of the Financial Services Roundtable and recognition by US Banker Magazine as one of the “25 Most Influential People in Financial Services” in 2005. Mr. Blanchard brings to our Board an extraordinary understanding of our company’s business, history and organization as well as extensive leadership, community banking expertise and management experience.

Richard Y. Bradley is a partner at Bradley & Hatcher, a law firm, a position he has held since 1995, specializing in business transactions and corporate litigation. Mr. Bradley previously served as President of Bickerstaff Clay Products Company, Inc., a structural clay products manufacturing company. Mr. Bradley is the Chairman of our Corporate Governance and Nominating Committee. Mr. Bradley received a bachelor’s degree and law degree from the University of Georgia. He is a past president of the State Bar of Georgia and a fellow of the American College of Trial Lawyers. Mr. Bradley currently serves as the Lead Director of TSYS and as chair of its corporate governance and nominating committee. Mr. Bradley’s extensive legal career and his experience as president of a manufacturing company give him the leadership and consensus-building skills to guide our Board on a variety of matters, including corporate governance, succession planning and litigation oversight.

Frank W. Brumley is the Chairman of the Board and Chief Executive Officer of Daniel Island Company, a private planned community development company, a position he has held since 2006. Prior to 2006, Mr. Brumley served as President of Daniel Island Company. Prior to forming the Daniel Island Company in 1997, Mr. Brumley served in various executive positions with the Sea Pines Company and the Kiawah Island Company, playing a pivotal role in the development of these coastal areas. He also started and managed a commercial real estate company, which managed, brokered and developed numerous commercial real estate projects in the Charleston, South Carolina area for more than 20 years. Mr. Brumley has over forty years of experience in commercial real estate. In addition, Mr. Brumley has seven years in banking, having spent time as a commercial banker prior to the start of his real estate development career. Mr. Brumley holds a bachelor’s degree in business administration from the University of Georgia and graduated from the University of North Carolina Executive

Program at Chapel Hill. Mr. Brumley serves as an advisory director of The National Bank of South Carolina, a banking division of Synovus, and the Terry College of Business, University of Georgia, as well as several other non-profit boards. Mr. Brumley’s extensive experience in banking and commercial real estate, as well as related financing and work-out situations, provide significant insight and expertise to our Board, particularly as we continue to refine and execute our asset disposition and expense reduction strategies in the current environment.

Elizabeth W. Camp is President and Chief Executive Officer of DF Management, Inc., a private investment and commercial real estate management company, a position she has held since 2000. Previously, Ms. Camp served in various capacities, including President and Chief Executive Officer, of Camp Oil Company for 16 years. Before it was sold in 2000, Camp Oil developed and operated convenience stores, truck stops and restaurants and grew to realize annual revenue of $300 million, employing 650 employees and operating 62 units in nine states throughout the United States. Ms. Camp’s background also includes experience as a tax accountant with a major accounting firm and an attorney in law firms in Atlanta and Washington, D.C. Ms. Camp holds a bachelor’s degree in accounting and a law degree from the University of Georgia and a master’s degree in taxation from Georgetown University. Ms. Camp currently serves as an advisory director of Citizens Bank & Trust, a banking division of Synovus, and is a current or past trustee or director of several non-profit organizations, including the Georgia Department of Industry, Trade & Tourism. Previously, Ms. Camp served as a director of Blue Cross Blue Shield of Georgia from 1992 to 2001. Ms. Camp’s background as an executive officer and her expertise in accounting, tax and legal matters, provides expertise in management and auditing, as well as leadership skills to our Board.

T. Michael Goodrich is the former Chairman of the Board and Chief Executive Officer of BE&K, Inc., a privately held international engineering and construction company specializing in complex projects. Mr. Goodrich joined BE&K in 1972 as Assistant Secretary and General Counsel, was named President in 1989 and served as Chairman and Chief Executive Officer from 1995 until his retirement in May 2008. Mr. Goodrich received a bachelor’s degree in civil engineering from Tulane University and a law degree from the University of Alabama. Mr. Goodrich serves as a director of Energen Corporation, a publicly held diversified energy company, and as an advisory director of First Commercial Bank, a banking division of Synovus. Mr. Goodrich is the Chairman of Synovus’ Compensation Committee and serves on the governance committee and the officers review committee at Energen. In addition, he serves on the board of Altec, Inc., a privately owned manufacturer of mobile equipment for the utility industry, and is a member of the Alabama Academy of Honor, the National Academy of Construction and the Alabama Engineering Hall of Fame. Through his experience as chief executive officer as well as his service on the board and committees of another NYSE-listed public company, Mr. Goodrich brings extensive leadership, risk assessment skills and public company expertise to our board.

V. Nathanial Hansford is the former President of North Georgia College and State University, a position he held from 1999 through 2005. Prior to his retirement in 2005, Mr. Hansford was a professor and Dean of Law at the University of Alabama and was a

visiting professor at the United States Military Academy, the University of Georgia and the University of Fribourg in Switzerland. Mr. Hansford also served for 20 years in the U.S. Army Reserves, Judge Advocate General’s Corp., retiring as a Colonel. Mr. Hansford holds a bachelor’s degree and a law degree from the University of Georgia and a master’s degree in law from the University of Michigan. Mr. Hansford is Synovus’ Lead Director. In addition to serving on the advisory board of one of our banking divisions, Cohutta Banking Company, Mr. Hansford serves on the boards of various civic organizations, including the Georgia Trust for Historic Preservation and the Georgia Non-Public Postsecondary Education Commission. Mr. Hansford’s extensive background in education and administration provide our Board with leadership and consensus-building skills on a variety of matters, including corporate governance and succession planning.

Mason H. Lampton is the Chairman of the Board of Standard Concrete Products, Inc., a privately-held construction materials company, a position he has held since he founded the company in 1996. From 1996 until 2004, Mr. Lampton also served as President and Chief Executive Officer of Standard Concrete. Prior to founding Standard Concrete, Mr. Lampton served as President and Chairman of the Board of The Hardaway Company, having negotiated a leveraged buy-out of that company in 1977. Mr. Lampton spent two years in the United States Army and achieved the rank of First Lieutenant. Mr. Lampton holds a bachelor’s degree from Vanderbilt University. Mr. Lampton also serves as a director of TSYS and chairs its compensation committee. Mr. Lampton’s extensive experience in the various aspects of the construction industry throughout the Southeast, including dispute resolution, employee relations matters and contract negotiations, his focus on the capital needs of a growing company and his extensive skills at managing risk and directing corporate strategy provide our Board with a valuable resource as it manages Synovus through the current environment and looks to its future.

H. Lynn Page is the former Vice Chairman of the Board of Synovus, having retired from that position in 1991 after working for the company for over 25 years. Prior to his retirement, Mr. Page served in various executive management positions with Synovus, including President and Executive Vice President. In addition to his substantial commercial banking experience, Mr. Page is credited with envisioning, creating and developing Synovus’ payment processing line of business, which was eventually formed as TSYS. From 1978 to 1991, he also served as the Vice Chairman of the Board at TSYS and CB&T. Mr. Page has a bachelor’s degree in industrial management from Georgia Institute of Technology. He currently serves as a director of TSYS and as the chair of its audit committee. Mr. Page’s long-standing history with Synovus and his extensive understanding of the financial services industry provide the Board with a valuable resource for assessing and managing risks and planning for corporate strategy.

Joseph J. Prochaska, Jr. is the former Executive Vice President and Chief Accounting Officer of MetLife, Inc., a public insurance and financial services company, a position he held from 2005 to 2009. From 2003 to 2005, he served as MetLife’s Senior Vice President and Chief Accounting Officer. From 1992 to 2003, Mr. Prochaska served in various executive leadership positions at Aon Corporation, including Senior Vice President and Controller,

Executive Vice President and Chief Financial Officer of Aon Group, Inc. and President of Aon’s Financial Services Group. From 1975 to 1992, he served in various executive leadership positions at Shand, Morahan & Co., Inc. and Evanston Insurance Company, including Chief Financial Officer, Chairman and Chief Executive Officer. In addition, Mr. Prochaska’s background includes experience with a major accounting firm in Chicago, Illinois as a certified public accountant. He holds a bachelor’s degree in accounting from the University of Notre Dame. Mr. Prochaska currently serves on the boards of two private companies and is a member of their compensation and audit committees. Mr. Prochaska’s extensive accounting experience in the financial services industry, his integral involvement in the day-to-day accounting and risk management practices of large global public companies and his compensation and insurance expertise would provide our Board with a valuable resource.

J. Neal Purcell is the former Vice Chairman of KPMG LLP. Prior to his retirement in 2002, Mr. Purcell managed the national audit practice operations for three years. Prior to that time, he held various management positions at KPMG, having been elected as a partner in 1972. He holds an accounting degree from Emory University and served in the U.S. Army for six years. In addition, Mr. Purcell currently serves on the board of the Southern Company, a publicly held public utility holding company, where he also chairs its compensation committee and is a member of its finance committee. He also serves on the board of Kaiser Permanente, a national health care company, where he chairs its audit committee and serves on its compensation, finance and executive committees. From 2003 to 2007, Mr. Purcell served on the board of Dollar General Corporation, a public company. Mr. Purcell also serves on the board of trustees at Emory University, chairing its compensation committee and serving on its executive and investment committees. In addition, Mr. Purcell currently serves, or has recently served, on the boards at Emory HealthCare, the Georgia Chamber of Commerce, the Salvation Army and the United Way of Atlanta. Mr. Purcell’s nearly forty years of accounting experience and expertise and his integral involvement in other public companies’ auditing practices and risk management programs and policies provide our Board with valuable expertise in these areas. In addition, Mr. Purcell provides an important perspective as we discuss our capital and liquidity needs.

Kessel D. Stelling, Jr. is the President and Chief Executive Officer of Synovus, a position he has held since October 2010, after serving as Acting Chief Executive Officer from June to October 2010 while Mr. Anthony was on a medical leave of absence. Prior to that time and since February 2010, Mr. Stelling served as President and Chief Operating Officer of Synovus. From June 2008 until February 2010, Mr. Stelling served as the Regional Chief Executive Officer of Synovus’ Atlanta area market. Prior to that time, he served as President and Chief Executive Officer of Bank of North Georgia, a banking division of Synovus (“BNG”), having been appointed to that position in December 2006. Mr. Stelling founded Riverside Bancshares, Inc. and Riverside Bank in 1996 and served as its Chairman of the Board and Chief Executive Officer until 2006 when Riverside Bancshares, Inc. merged with and into Synovus and Riverside Bank merged with and into BNG. Prior to that time, Mr. Stelling worked in various management capacities in banking in the Atlanta region, having begun his career in the industry in 1974. Mr. Stelling holds a bachelor’s degree from the University of Georgia and is a graduate of Louisiana State University School of Banking of the South. He serves as a member of the Board of Regents of the University System of Georgia, where he also chairs the committee on internal audit, risk and compliance. Mr. Stelling also serves as a trustee or director on several civic and non-profit organizations, including the Metro Atlanta Chamber of Commerce and the Dean’s Advisory Council of the University of Georgia Terry College of Business. Mr. Stelling’s extensive banking and leadership experience, along with his in-depth knowledge of our corporate strategy and day-to-day operations, provides our Board with an important resource in understanding our markets and industry.

Melvin T. Stith is the Dean of the Martin J. Whitman School of Management at Syracuse University. Prior to taking this position in 2005, Dr. Stith was the Dean and Jim Moran Professor of Business Administration at Florida State University for thirteen years. He has been a professor of marketing and business since 1977 after having served in the U.S. Army Military Intelligence Command and achieving the rank of Captain. He holds a bachelor’s degree from Norfolk State College and a master’s degree in business administration and a Ph.D. in marketing from Syracuse University. Dr. Stith currently serves on the board of Flowers Foods, Inc., a publicly held baked foods company, as well as its audit and compensation committees. He has also served on the boards of Correctional Services Corporation, JM Family Enterprises Youth Automotive Training Center, PHT Services and Tallahassee State Bank, and is a current or past director of Beta Gamma Sigma, the national honorary society for business schools, the Jim Moran Foundation and the Graduate Management Admissions Council. Dr. Stith’s leadership skills in consensus-building, risk management and executive management and his financial acumen add an important dimension to our Board’s composition.

Philip W. Tomlinson is the Chairman of the Board and Chief Executive Officer of TSYS, a publicly held global payments processing company. Mr. Tomlinson was elected to his current position with TSYS in January 2006. From 1982 until 2006, Mr. Tomlinson served in various capacities with TSYS, including Chief Executive Officer and President. Since TSYS’ incorporation in December 1982, Mr. Tomlinson has played a key role in almost every major relationship that has shaped TSYS’ development. Mr. Tomlinson is a member of the Financial Services Roundtable and a graduate of Louisiana State University School of Banking of the South. Mr. Tomlinson is also a member of the Georgia Institute of Technology Advisory Board, Vice Chair of the Columbus State University Board of Trustees and a member of other charitable and civic organizations’ board of directors. As the principal executive officer of a public company, Mr. Tomlinson provides valuable insight and guidance on the issues of corporate strategy and risk management, particularly as to his expertise and understanding of the current trends within the financial services industry and as to his diverse relationships within the financial services community.

James D. Yancey is the Chairman of the Board of CB&T and former Chairman of the Board of Synovus. He retired as an executive employee of Synovus in December 2004 and served as a non-executive Chairman of the Board until July 2005. Mr. Yancey was elected as an executive Chairman of the Board of Synovus in October 2003. Prior to 2003 and for

45 years, Mr. Yancey served in various capacities with Synovus and/or CB&T, including Vice Chairman of the Board and President of both Synovus and CB&T. Mr. Yancey has an associate’s degree from Columbus State University. He serves as a director of TSYS as well as other civic and charitable organizations and brings to our Board a depth of understanding as to our company’s business, history and organization and the various challenges we face in the current economic environment.

Legal Proceedings

As previously disclosed in Synovus’ filings with the SEC, certain of the nominees named above, as well as certain of Synovus’ current and former directors and executive officers, is named as a defendant in certain litigation.

On July 7, 2009, the City of Pompano Beach General Employees’ Retirement System filed suit against Synovus, and certain of Synovus’ current and former officers, including Richard E. Anthony, a nominee for director, in the United States District Court, Northern District of Georgia (Civil Action File No. 1 09-CV-1811) (the “Securities Class Action”) and on June 11, 2010, Lead Plaintiffs, the Labourers’ Pension Fund of Central and Eastern Canada and the Sheet Metal Workers’ National Pension Fund, filed an amended complaint alleging, among other things, that Synovus and the named individual defendants misrepresented or failed to disclose material facts that artificially inflated Synovus’ stock price in violation of the federal securities laws. Lead Plaintiffs’ allegations are based on purported exposure to Synovus’ Sea Island lending relationship and the impact of such alleged exposure on Synovus’ financial condition. Lead Plaintiffs in the Securities Class Action seek damages in an unspecified amount.

On November 4, 2009, a shareholder filed a putative derivative action purportedly on behalf of Synovus in the United States District Court, Northern District of Georgia (Civil Action File No. 1 09-CV-3069) (the “Federal Shareholder Derivative Lawsuit”), against certain current and/or former directors and executive officers of Synovus. The Federal Shareholder Derivative Lawsuit asserts that the individual defendants violated their fiduciary duties based upon substantially the same facts as alleged in the Securities Class Action described above. The plaintiff is seeking to recover damages in an unspecified amount and equitable and/or injunctive relief.

On December 1, 2009, the Court consolidated the Securities Class Action and Federal Shareholder Derivative Lawsuit for discovery purposes, captioned In re Synovus Financial Corp., 09-CV-1811-JOF, holding that the two cases involve “common issues of law and fact.”

On December 21, 2009, a shareholder filed a putative derivative action purportedly on behalf of Synovus in the Superior Court of Fulton County, Georgia (the “State Shareholder Derivative Lawsuit”), against certain current and/or former directors and executive officers of Synovus. The State Shareholder Derivative Lawsuit asserts that the individual defendants violated their fiduciary duties based upon substantially the same facts as alleged in the Federal Shareholder Derivative Lawsuit described above. The plaintiff is seeking to recover damages in an unspecified amount and equitable and/or injunctive relief. On June 17, 2010, the Superior Court entered an Order staying the State Shareholder Derivative Lawsuit pending resolution of the Federal Shareholder Derivative Lawsuit.

Synovus and the individual named defendants collectively intend to vigorously defend themselves against the Securities Class Action and the Federal and State Shareholder Derivative Lawsuit allegations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL 16 NOMINEES.

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF

NAMED EXECUTIVE OFFICERS

Synovus believes that our compensation policies and procedures for our named executive officers are competitive, are focused on pay for performance principles and are strongly aligned with the long-term interests of our shareholders. Synovus also believes that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a “Say on Pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve, on an advisory basis, such compensation as described in this Proxy Statement.

As discussed under “Executive Compensation — Compensation Discussion and Analysis” beginning on page 52 of this Proxy Statement, Synovus’ compensation program for its executive officers is competitive, performance-oriented and designed to support our strategic goals. Even though Synovus was not profitable during 2010, Synovus implemented a number of positive changes intended to position the Company for a return to profitability during 2011. These include:

•	Completed a public offering for net proceeds of $1.1 billion;

•	Simplified regulatory oversight, improved capital efficiency, enhanced risk management and increased opportunities for efficiency by consolidating 30 separate bank charters into one charter;

•

Updated our three-year strategic plan which outlines initiatives to increase revenue while decreasing costs and enhance the customer experience by streamlining processes; on January 10, 2011, Synovus announced the implementation of efficiency initiatives that are expected to generate an estimated $100 million in expense savings by the end of 2012, with approximately $75 million of these savings to be realized in 2011; and

•	Disposed of $1.2 billion in distressed assets.

The compensation of executives in 2010 reflects the Company’s performance. For example:

•	There have been no base salary increases for our executives in more than three years, other than Messrs. Stelling and Copeland due to their promotions in 2010.

•	For the fourth year in a row, we paid no bonuses to named executive officers.

•

The long-term incentive awards granted to our executive officers in 2010 require that Synovus have two consecutive quarters of profitability, in addition to the restrictions on vesting contingent upon repayment of our obligations under the Capital Purchase Program implemented as part of the Troubled Asset Relief Program (“TARP”).

•	Because our long-term incentive program is denominated entirely in equity vehicles, it has been directly impacted by the decline in our stock price:

•	Outstanding stock options are “underwater,” meaning that the exercise price exceeds the current value of the shares. This will continue until stock prices return to their former levels.

•	Outstanding restricted stock units have declined in value along with the declines in our stock price.

•

Because of our stock ownership guidelines and “hold until retirement” requirements, executives hold a significant amount of Synovus stock, which has declined in value the same as all other shareholders’ stock.

We believe that the compensation delivered to each named executive officer in 2010 was fair, reasonable and competitive.

On February 13, 2009, the United States Congress passed the American Recovery and Reinvestment Act of 2009, or ARRA. ARRA requires, among other things, that all participants in TARP permit a non-binding shareholder vote to approve the compensation of the company’s executives. Accordingly, we are asking you to approve the compensation of Synovus’ named executive officers as described under “Executive Compensation — Compensation Discussion and Analysis” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement (see pages 52 to 70 of this Proxy Statement). Under ARRA, your vote is advisory only and will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Under the federal securities laws, as long as Synovus is required to hold an annual “say on pay” vote because it has received TARP financial assistance, we will not be required to hold a “say on frequency” vote until all of our TARP indebtedness has been repaid.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DETERMINED BY THE COMPENSATION COMMITTEE, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS PROXY STATEMENT.

PROPOSAL 3: RATIFICATION OF 2010 TAX BENEFITS PRESERVATION PLAN

On April 26, 2010, the Board of Directors adopted the 2010 Shareholder Tax Benefits Preservation Plan dated April 26, 2010 between Synovus and Mellon Investor Services LLC, as Rights Agent, or the Tax Benefits Preservation Plan, to preserve valuable tax benefits of Synovus that otherwise might become unavailable due to events beyond Synovus’ control. This proposal asks our shareholders to ratify the decision by our Board to adopt the Tax Benefits Preservation Plan.

Background and Reasons for the Proposal

The purpose of the Tax Benefits Preservation Plan is to protect Synovus’ tax assets. Through December 31, 2010, Synovus has tax attributes, including net operating losses, capital losses and tax credit carryforwards (collectively referred to as “Tax Benefits”) that could offset approximately $1.2 billion of future federal taxable income and approximately $2.0 billion of future state taxable income. We can utilize the tax attributes in certain circumstances to offset taxable income and reduce our federal income tax liability. Synovus’ ability to use these Tax Benefits in the future may be significantly limited if we experience an “ownership change” as defined by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). As further described below, the Tax Benefits Preservation Plan is designed to prevent certain acquisitions of Synovus stock which could adversely affect Synovus’ ability to use these Tax Benefits.

An ownership change under Section 382 generally occurs when a change in the aggregate percentage ownership of the stock of the corporation held by “five percent shareholders” increases by more than fifty percentage points over a rolling three year period. A corporation experiencing an ownership change generally is subject to an annual limitation on its utilization of pre-change losses and certain post-change recognized built-in losses equal to the value of the stock of the corporation immediately before the “ownership change,” multiplied by the long-term tax-exempt rate (subject to certain adjustments). Transactions in Synovus stock during 2009 and 2010 increased the risk that Synovus could experience an ownership change in the future. In addition, transactions in Synovus stock that may not be within Synovus’ control may cause it to experience an ownership change. If an ownership change under Section 382 occurred, the value of Synovus’ Tax Benefits could be impaired, and our ability to use these Tax Benefits could be adversely affected.

Our Board adopted the Tax Benefits Preservation Plan to reduce the likelihood that future transactions in our stock over a rolling three year period will result in an ownership change. In general terms, the Tax Benefits Preservation Plan discourages (1) any person or group from becoming a beneficial owner of 5% or more of Synovus’ then outstanding common stock (a “5% Shareholder”) and (2) any existing 5% or greater shareholder from acquiring additional shares of Synovus’ stock. There is no guarantee, however, that the Tax Benefits Preservation Plan will prevent Synovus from experiencing an ownership change.

Unlike traditional shareholder tax benefits preservation plans (so-called poison pills) which are designed and put in place to deter unsolicited takeovers bids, the Tax Benefits Preservation Plan is designed solely to protect Synovus’ Tax Benefits by deterring actions that could increase the likelihood of a loss of Tax Benefits. The Tax Benefits Preservation Plan does this by discouraging present and prospective shareholders from acquiring a certain level of equity ownership in Synovus. The Tax Benefits Preservation Plan differs in certain key respects from a traditional shareholder tax benefits preservation plan, including that the Tax Benefits Preservation Plan does not apply to acquisitions of a majority of Synovus’ common stock made in connection with an offer to acquire 100% of Synovus’ common stock, and the Tax Benefits Preservation Plan lasts for only 36 months (i.e., until April 2013) whereas traditional shareholder rights plans generally last for 10 years.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix B. Please read the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Rights. In connection with the adoption of the Tax Benefits Preservation Plan, on April 26, 2010, Synovus’ Board of Directors declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock outstanding as of the close of business on April 29, 2010 (the “Tax Benefits Preservation Plan Record Date”). A Right will also be received with respect to each share of common stock issued after the Tax Benefits Preservation Plan Record Date. Each Right initially represents the right to purchase, for $12.00 (the “Purchase Price”), one one-millionth of a share of Series B Participating Cumulative Preferred Stock, no par value share (the “Series B Preferred Stock”). Any Rights held by an Acquiring Person (as defined below) are void and may not be exercised. The Board may exempt any person or group from being deemed an Acquiring Person (as defined below) if it determines, in its sole discretion, that such person’s or group’s attainment of 5% Shareholder status has not jeopardized or endangered Synovus’ utilization of the Tax Benefits.

Exercisability. The Rights are not exercisable until the earlier to occur of (1) the 10th business day after public announcement that any person or group has become an Acquiring Person (as defined below); and (2) the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board prior to the expiration of the tender or exchange offer. The date that the Rights become exercisable is referred to as the “Distribution Date.” After any person has become an Acquiring Person (as defined below), each Right (other than Rights treated as beneficially owned under certain U.S. tax rules by the Acquiring Person) will generally entitle the holder to purchase for the Purchase Price a number of shares of Series B Preferred Stock having a market value of twice the Purchase Price.

An “Acquiring Person” means generally any person or group that either becomes a beneficial owner of 5% or more of Synovus’ common stock then outstanding or a “5% shareholder” under the applicable U.S. tax regulations, other than: (1) the U.S. Government, its instrumentalities or agencies and certain of its wholly-owned entities; (2) Synovus and certain of its affiliates (3) certain existing 5% Shareholders so long as such shareholder does not increase its percentage stock ownership of Synovus, except under certain limited circumstances; (4) any person or group that has become a 5% shareholder as a result of a redemption by Synovus so long as such person or group does not increase its percentage stock ownership of Synovus, except under certain limited circumstances; (5) no person or group that Synovus’ Board determines, in its sole discretion, has inadvertently become a 5% Shareholder so long as such person promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient shares of Synovus so that such person is no longer a 5% Shareholder; (6) any person or group that has become a 5% Shareholder if Synovus’ Board determines, in its sole discretion, that the attainment of such status has not jeopardized or endangered, and likely will not jeopardize or endanger, Synovus’ utilization of the Tax Benefits so long as such person or group does not increase its percentage stock ownership of Synovus, except under certain limited circumstances; (7) any person or group that acquires at least a majority of Synovus’ common stock in connection with an offer to acquire 100% of Synovus’ common stock then; and (8) any Strategic Investor (as defined in the Tax Benefits Preservation Plan) so long as the applicable Strategic Investor does not increase its percentage stock of Synovus’ common stock.

Exchange. At any time on or after the date on which a public announcement is made that any person becomes an Acquiring Person, the Board may elect to exchange all or part of the Rights (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons and their transferees) for one one-millionth of a share of Series B Preferred Stock (or one share of common stock) per Right, subject to adjustment.

Redemption. The Board may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.000001 per Right (the “Redemption Price”) at any time prior to a Distribution Date. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights is to receive the Redemption Price for each Right so held.

Expiration. The Rights will expire on April 26, 2013 (the three-year anniversary of the Tax Benefits Preservation Plan), unless earlier exchanged or redeemed. While the timeframe for exhaustion of Synovus’ net operating losses will depend on Synovus’ actual taxable income for future periods, Synovus management estimates that the Rights will expire prior to the date on which Synovus would be able to utilize all of its existing Tax Benefits under current tax regulations.

Voting; Shareholder Rights. Holders of Rights have no rights as a shareholder of Synovus, including the right to vote or to receive dividends.

Antidilution Provisions. The Tax Benefits Preservation Plan includes antidilution provisions designed to maintain the effectiveness of the Rights.

Amendments. At any time prior to a Distribution Date, the Tax Benefits Preservation Plan may be amended in any respect unilaterally by Synovus. At any time after the occurrence of a Distribution Date, the Tax Benefits Preservation Plan may be amended unilaterally by Synovus in any respect that does not adversely affect Rights holders (other than any Acquiring Person, (b) cause the Tax Benefits Preservation Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE 2010 TAX BENEFITS PRESERVATION PLAN.

PROPOSAL 4: APPROVAL OF SYNOVUS FINANCIAL CORP. 2011

EMPLOYEE STOCK PURCHASE PLAN

Background and Reasons for the Proposal

On February 16, 2011, our Board of Directors adopted the Synovus Financial Corp. 2011 Employee Stock Purchase Plan, or ESPP, which, if approved by our shareholders, will be effective as of July 1, 2011. Unless otherwise indicated, all references to “ESPP” in the description below are references to the proposed ESPP.

The purpose of the ESPP is to more closely align the interests of our employees and our shareholders by providing employees with a convenient means of purchasing Synovus stock in the open market through voluntary payroll deductions. Synovus intends for the ESPP to promote interest in Synovus’ long-term success and growth and to encourage continuity of employment among its employees. Synovus has historically provided the employer match in the ESPP instead of a match to the 401(k) retirement plan, as is more common with other employers. As we consider future designs of our retirement and wealth building plans, we may consider shifting some or all of the employer match from the ESPP to the 401(k). The changes will provide flexibility to the company to meet future needs. The ESPP also provides a mechanism through which Synovus executive officers can satisfy their obligations under our stock ownership guidelines.

All shares of Synovus common stock purchased through the ESPP will be purchased on the open market, and Synovus will not directly issue any new shares under the ESPP.

Synovus currently maintains the Synovus Financial Corp. Employee Stock Purchase Plan, or Old ESPP. The material differences between the ESPP and the Old ESPP are as follows:

•

The ESPP authorizes Synovus’ Board of Directors to set the matching contribution percentage under the plan within a range of 0% to 50% of each eligible employee’s payroll deductions versus a fixed matching contribution of 50% of each eligible employee’s payroll deductions under the Old ESPP. While Synovus expects the Board to maintain the matching contribution percentage at the 50% level at this time, the ESPP provides flexibility to allow the Board, if circumstances warrant, to reduce the matching contribution without further amendments to the ESPP.

•

Purchases under the ESPP will be made on a quarterly basis, instead of a bi-weekly basis (after each payroll). If the ESPP is approved by our shareholders, we expect that the first quarterly purchase under the ESPP will be made on or about October 1, 2011.

•

The ESPP caps the amount of annual compensation that may be taken into account for any purpose under the ESPP at $250,000, while the Old ESPP has no cap on the amount of compensation, and thus no cap on the number of shares, that could be purchased by an eligible employee under the Old ESPP.

•	The ESPP requires that Synovus shares purchased under the ESPP must be held for six months, which was not required under the Old ESPP. During this six month holding period, the shares cannot be sold, transferred, assigned, pledged, or otherwise disposed of in any manner. The Board believes this holding period better aligns the ESPP with its objective of aligning the long-term interests of Synovus employees with those of Synovus shareholders.

A summary of the ESPP is set forth below. This summary is qualified in its entirety by the full text of the ESPP, which is attached to this Proxy Statement as Appendix C.

Eligibility and Participation

Any employee of Synovus or any of its subsidiaries who is regularly scheduled to work 20 or more hours per week, which consisted of approximately 6,026 persons as of December 31, 2010, is eligible to participate in the ESPP. Eligible employees may elect to participate in the ESPP once they have completed ninety (90) days of employment by making a payroll deduction authorization election, either over the telephone, electronically, or in any way authorized by Synovus. Participants may increase, decrease or temporarily stop their payroll deductions by making a new payroll deduction authorization election.

Plan Agent

BNY Shareowner Services will act as Plan Agent of the ESPP.

Participant Payroll Deductions

Participants make payments through payroll deductions. Participant payroll deductions must be in percentage amounts. The minimum participant payroll deduction is one percent of compensation, while the maximum participant payroll deduction is based on how long the participant has been employed with Synovus.

Below are the maximum percentages of compensation for participant payroll deductions:

Participant’s Period of Employment	Maximum Percentage of Compensation
At least three months, but less than one year	3%
At least one year, but less than five years	5%
At least five years, but less than ten years	6%
Ten years or more	7%

Compensation under the ESPP means base salary or wages. It does not include bonuses, incentive bonuses, overtime or contributions to any other employee benefit plan. If a participant’s compensation is paid solely on a commission basis, that participant’s compensation includes the commissions they receive. The maximum amount of compensation that may be taken into account under the ESPP on an annual basis is $250,000.

Employer Matching Contributions

Payroll deductions receive a matching contribution from participating employers. The matching contribution percentage can be up to 50% of each participant’s payroll deduction to the ESPP and is expected to be 50% at the time the ESPP becomes effective. The Board of Directors of Synovus may reduce the matching percentage, and participants will be provided with written notice of any reduction in the matching percentage prior to it becoming effective.

Quarterly Open Market Purchases

After receipt of the participant payroll deductions and employer contributions, the Plan Agent will purchase shares of Synovus stock in the open market for the benefit of participants in the ESPP on a quarterly basis.

Holding Period for ESPP Shares

Shares of Synovus stock purchased by the Plan Agent must be held in each participant’s account for a minimum of six months following the date of purchase. During this six month period, the Synovus shares subject to the holding period may not be sold, transferred, assigned, pledged, or otherwise disposed of in any manner whatsoever, except as otherwise provided in the ESPP.

Rights in ESPP Shares

Each participant has the rights and powers of ordinary Synovus shareholders over the shares of Synovus stock held for his or her benefit in the ESPP, including the right to vote his or her shares. As an ESPP participant, each participant will receive cash dividends, stock dividends, stock splits and similar changes in ownership for the shares held for his or her benefit in the ESPP to the same extent as other ordinary Synovus shareholders.

Distribution or Disposal of Shares

Once the six month holding period has lapsed, each participant may at any time, either by telephone or electronically, or in any other way authorized by Synovus, request that the Plan Agent distribute, sell or otherwise dispose of shares held in the ESPP for his or her benefit.

Stopping ESPP Participation For Retirement or Other Reasons

ESPP participants may stop their participation in the ESPP at any time by filing a payroll deduction authorization election, either over the telephone, electronically or in any other way authorized by Synovus. This election will be effective as soon as administratively practicable. If a participant’s employment with Synovus or a Synovus subsidiary ends, then participation in the ESPP must also end. In either of these situations, the cash remaining in the participant’s ESPP account will be used to purchase Synovus shares as of the next quarterly purchase date. Once the six month holding period has lapsed for such participant’s shares, the participant may instruct the Plan Agent to distribute or sell all of his or her shares. The six month holding period does not apply in the event of a participant’s death, retirement or other termination of employment. If a participant leaves the company without giving instructions within 120 days following their termination of employment, the Plan Agent will distribute all of his or her shares to a Synovus Dividend Reinvestment and Direct Stock Purchase Plan account, regardless of whether the six month holding period has lapsed.

Beneficiary Designation

ESPP participants are permitted to designate a beneficiary to receive their ESPP shares in the event of their death. They are permitted to change their beneficiary designation at any time.

Tax Consequences

Employer matching contributions to the ESPP are treated as taxable compensation income to ESPP participants. Therefore, federal and state income taxes and Social Security taxes are withheld from each participant’s compensation to cover the amount of the employer contributions to the ESPP for the participant’s benefit. In addition, each participant’s annual W-2 form reflects these tax consequences. Any Synovus cash dividends paid on the Synovus stock held for a participant’s benefit in the ESPP is also taxable income. Stock dividends and stock splits received by the ESPP are not ordinarily taxable, but will result in an adjustment to each participant’s basis in the Synovus stock purchased for the participant’s benefit. Each participating Synovus employer may deduct, for federal and state income tax purposes, its contributions to the ESPP. In addition, Synovus may be able to deduct for income tax purposes the cost of administering the ESPP, including, but not limited to, compensation paid to the Plan Agent and/or subagents.

Resales of Synovus Stock Purchased Through the ESPP

Unless a participant is a director or executive officer of Synovus, owns 10% or more of the issued and outstanding shares of Synovus common stock or otherwise is in a control position with or over Synovus, the six months holding period is the only restriction on the resale of Synovus stock acquired under the ESPP. If a participant is an executive officer, director, 10% shareholder or is otherwise in a position to control or exercise control over Synovus, special rules limit his or her ability to resell the Synovus stock acquired under the ESPP. In such a case, resales can be made only pursuant to an effective Registration Statement with the Securities and Exchange Commission, or an exemption from registration, as provided under SEC rules and regulations. In addition, Synovus’ executive officers, directors and 10% shareholders may be required to reimburse Synovus for any profit derived by them as a result of a purchase and sale or sale and purchase of Synovus stock occurring within any six-month period. Although purchases and sales under the ESPP are currently exempt from this reimbursement requirement, it is possible that future purchases and sales under the ESPP will not be exempt. Accordingly, Synovus executive officers, directors and 10% shareholders, during their participation in the ESPP and for a six-month period thereafter, may be liable to Synovus for reimbursement of any profit.

Amendment, Termination and Suspension of the ESPP

Synovus reserves the right to amend the ESPP at any time; however, no amendment will reduce the amount of the contributions already made prior to the date of the amendment. Synovus plans to maintain the ESPP through July 1, 2021, but reserves the right to terminate the ESPP at any time prior to that date. If that happens, there will be no further participant payroll deductions and no additional employer contributions. Instead, the Plan Agent will purchase Synovus stock with any remaining funds, if possible. The Plan Agent will allocate the shares to all participants in the usual manner. The Plan Agent will then deliver to each participant a certificate for all of the allocated shares of Synovus stock held for his or her benefit, together with any remaining cash balance. If not terminated earlier, the ESPP will terminate on July 1, 2021.

Synovus may suspend or terminate the ESPP at any time if continuance of the ESPP would, for any reason, be prohibited under applicable federal or state laws, rules or regulations. This might happen if some prohibition arises because of some act on the part of Synovus, including a distribution of securities. If the ESPP is suspended for this reason, no additional employer contributions or participant payroll deductions to the ESPP will be made and no Synovus stock will be purchased by the ESPP until it is restored to active status. If the ESPP is terminated for this reason, there will be no further employer contributions or participant payroll deductions or purchases of Synovus stock under the ESPP. The Plan Agent will then deliver each participant’s ESPP participation interest as it would if they had retired and ESPP participation stopped. See “Stopping ESPP Participation for Retirement or Other Reasons” above.

New Plan Benefits

The number of shares purchased under the ESPP, and therefore the benefits available to our employee directors and executive officers under the ESPP, will depend on the participation level of the individual employee and the matching contribution percentage set by Synovus. Therefore, it is not presently possible to determine the benefits or amounts that will be received under the ESPP by any particular person or group pursuant to the ESPP in the future. Non-employee directors are not eligible to participate in the ESPP.

The table below shows the dollar value of contributions and the number shares of Synovus common stock purchased under the Old ESPP in 2010 by our directors and executive officers, assuming that the compensation cap of the ESPP had been in effect in 2010:

NEW PLAN BENEFITS

Synovus Financial Corp.

2011 Employee Stock Purchase Plan

Name and Principal Position	Dollar Value(1)	Number of Shares(1)
Kessel D. Stelling, Jr.
President and Chief Executive Officer	$26,250	8,853
Richard E. Anthony
Chairman of the Board	26,250	8,654
Thomas J. Prescott
Executive Vice President and Chief Financial Officer	18,750	6,620
Roy Dallis Copeland, Jr.
Executive Vice President and Chief Banking Officer	26,250	9,581
Elizabeth R. James
Vice Chairman, Chief Information Officer and Chief People Officer (Retired)	0	0
Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary	0	0
Executive Group	187,500	67,149
Nonexecutive Director Group	0	0
Nonexecutive Officer Employee Group	466,404	170,378

(1)	Amounts represent dollar value of employee and employer matching contributions and number of shares that would have been purchased had the ESPP been in effect in 2010. The dollar value of matching contributions only for Messrs. Stelling, Anthony, Prescott and Copeland, the executive group and nonexecutive officer employee group would have been $8,750, $8,750, $6,250, $8,750, $62,500, and $155,468, which represents 2,951 shares, 2,885 shares, 2,207 shares, 3,194 shares, 22,383 shares and 56,793 shares, respectively.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE SYNOVUS FINANCIAL CORP. 2011 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 5: APPROVAL OF SYNOVUS FINANCIAL CORP. 2011

DIRECTOR STOCK PURCHASE PLAN

Background and Reasons for the Proposal

On February 16, 2011, our Board of Directors adopted the Synovus Financial Corp. 2011 Director Stock Purchase Plan, or DSPP, which, if approved by our shareholders, will be effective as of June 1, 2011. Unless otherwise indicated, all references to “DSPP” in the description below are references to the proposed DSPP.

The purpose of the DSPP is to more closely align the interests of our directors and the members of our local divisional advisory boards with the interests of our shareholders by providing directors with a convenient means of purchasing Synovus stock in the open market. Synovus intends for the DSPP to promote interest in Synovus’ long-term success and growth. The DSPP also provides a mechanism through which Synovus directors can satisfy their obligations under our director stock ownership guidelines.

All shares of Synovus common stock purchased through the DSPP will be purchased on the open market, and Synovus will not directly issue any new shares under the DSPP.

Synovus currently maintains the Synovus Financial Corp. Director Stock Purchase Plan, or Old DSPP. The material differences between the DSPP and the Old DSPP are as follows:

•

The DSPP authorizes Synovus’ Board of Directors to set the matching contribution percentage under the plan within a range of 0% to 50% of each eligible participant’s voluntary contribution versus a fixed matching contribution of 50% of each eligible participant’s voluntary contribution under the Old DSPP. While Synovus expects the Board to maintain the matching contribution percentage at the 50% level at this time, the DSPP provides flexibility to allow the Board, if circumstances warrant, to reduce the matching contribution without further amendments to the DSPP.

•

All purchases under the DSPP will be made on a quarterly basis; currently purchases for participants who are local divisional advisory directors are made on a monthly basis, while purchases for participating Synovus directors are made on a quarterly basis. If the DSPP is approved by our shareholders, we expect that the first quarterly purchase under the DSPP will be made on or about August 10, 2011.

•

The DSPP requires that Synovus shares purchased under the DSPP must be held for six months. During this six month holding period, the shares cannot be sold, transferred, assigned, pledged, or otherwise disposed of in any manner. The Board believes this holding period better aligns the DSPP with its objective of aligning the long-term interests of Synovus directors with those of Synovus shareholders.

A summary of the DSPP is set forth below. This summary is qualified in its entirety by the full text of the DSPP, which is attached to this Proxy Statement as Appendix D.

Eligibility and Participation

Any person who serves as a director of Synovus or Synovus Bank or who is a local divisional advisory director of any division of Synovus Bank, which consisted of approximately 510 persons as of December 31, 2010, is eligible to participate in the DSPP. Participants may increase, decrease or stop their voluntary contributions to the DSPP deductions by making a new payroll deduction authorization election. Any change in participation election must be submitted at least thirty days prior to a contribution date to be effective for such contribution date.

Agent

The Bank of New York Mellon will act as agent of the DSPP.

Participant Contributions

Each eligible participant may contribute to the DSPP through automatic transfers from a demand deposit account maintained by the participant to the Agent. Participants who are directors of Synovus Bank or any local divisional advisory director of any division of Synovus Bank (“Affiliate Directors”) may elect to participate at one of three monthly contribution levels:

Affiliate Director Participation Level	Monthly Affiliate Director Contribution Amount
A	$333.33
B	$222.22
C	$111.11

Affiliate Director contributions shall be made monthly. Directors of Synovus Financial Corp. (“Synovus Directors”) may make quarterly contributions to the DSPP in an amount of up to $5,000 per quarter through automatic transfers from a demand deposit account maintained by the participant to the Agent. Persons who serve in multiple capacities as local divisional advisory directors of one or more participating affiliates shall be allowed to participate in the DSPP in only one such capacity, and, if such multiple capacities involve service as a Synovus Director and as an Affiliate Director, such single participation shall be limited to participation at the Synovus Director level.

Synovus Matching Contributions

Participating Directors receive a matching contribution from Synovus. The matching contribution percentage may be up to 50% of each participant’s individual contribution to the DSPP and is expected to be 50% at the time the DSPP becomes effective. The Board of Directors of Synovus may reduce the matching percentage, and participants will be provided with written notice of any reduction in the matching percentage prior to the time such change becomes effective.

Quarterly Open Market Purchases

After receipt of the participant contributions and Synovus matching contributions, the Agent will purchase shares of Synovus stock in the open market for the benefit of participants in the DSPP on a quarterly basis.

Holding Period for DSPP Shares

Shares of Synovus stock purchased by the Agent must be held in each participant’s account for a minimum of six months following the date of purchase. During this six month period, the Synovus shares subject to the holding period may not be sold, transferred, assigned, pledged, or otherwise disposed of in any manner whatsoever, except as otherwise provided in the DSPP.

Rights in DSPP Shares

Participants have the rights and powers of ordinary Synovus shareholders over the shares of Synovus stock held for their benefit in the DSPP, including the right to vote your shares. As a DSPP participant, participants will receive cash dividends, stock dividends, stock splits and similar changes in ownership for the shares held for their benefit in the DSPP to the same extent as ordinary Synovus shareholders.

Issuance of Synovus Stock or Cash

Once the six month holding period has lapsed, participants may at any time, either by telephone or electronically, or in any way authorized by Synovus, request that the Agent issue shares or sell shares held in the DSPP for their benefit.

Stopping DSPP Participation For Termination of Status as Director or Other Reasons

DSPP participants may stop their participation in the DSPP at any time by contacting Synovus at least thirty days prior to a contribution date. This election will be effective as soon as administratively practicable. If a participant’s status as a Synovus Director or an Affiliate Directors ends, then participation in the DSPP must also end. In either of these situations, the cash remaining in the participant’s DSPP account will be used to purchase Synovus shares as of the next quarterly purchase date. Once the six month holding period has lapsed for his or her shares, the participant may instruct the Agent to distribute such particpant’s shares or to sell such participant’s shares. The six month holding period does not apply in the event of a participant’s termination of status as a director because of the death of a director. If a participant terminates participation in the DSPP and does not give instructions within 120 days following his or her termination of status as a participant, the Agent will issue all of such Participant’s shares to a Synovus Dividend Reinvestment and Direct Stock Purchase Plan account, regardless of whether the six month holding period has been met.

Beneficiary Designation

DSPP participants are permitted to designate a beneficiary to receive their DSPP shares in the event of their death. They are permitted to change their beneficiary designation at any time.

Tax Consequences

Synovus matching contributions to the DSPP are treated as taxable compensation income to DSPP participants. In addition, participants receive a Form 1099 (or in the case of employee directors, an annual W-2 form) that reflects these tax consequences. Any Synovus cash dividends paid on the Synovus common stock held for a participant’s benefit in the DSPP is also taxable income. Stock dividends and stock splits received by the DSPP are not ordinarily taxable, but will result in an adjustment to each participant’s basis in the Synovus stock purchased for their benefit. Synovus may deduct, for federal and state income tax purposes, its contributions to the DSPP. In addition, Synovus may be able to deduct for income tax purposes the cost of administering the DSPP, including, but not limited to, compensation paid to the Agent and/or subagents.

Resales of Synovus Stock Purchased Through the DSPP

Unless a participant is a director or executive officer of Synovus Financial Corp., owns ten percent (10%) or more of the issued and outstanding shares of Synovus common stock or otherwise is in a control position with or over Synovus Financial Corp., the six months holding period is the only restriction on the resale of Synovus stock acquired under the DSPP. If a participant is an executive officer, director, 10% shareholder or is otherwise in a position to control or exercise control over Synovus, special rules limit their ability to resell the Synovus stock acquired under the DSPP. Their resales can be made only pursuant to an effective registration statement with the Securities and Exchange Commission, or an exemption from registration, as provided under SEC rules and regulations. In addition, Synovus’ executive officers, directors and 10% shareholders may be required to reimburse Synovus for any profit derived by them as a result of a purchase and sale or sale and purchase of Synovus stock occurring within any six-month period. Although purchases and sales under the DSPP are currently exempt from this reimbursement requirement, it is possible that future purchases and sales under the DSPP will not be exempt. Accordingly, Synovus executive officers, directors and 10% shareholders, during their participation in the DSPP and for a six-month period thereafter, may be liable to Synovus for reimbursement of any profit.

Amendment, Termination and Suspension of the DSPP

Synovus reserves the right to amend the DSPP at any time; however, no amendment will reduce the amount of the contributions already made prior to the date of the amendment. Synovus plans to maintain the ESPP through June 1, 2021, but reserves the right to terminate the DSPP at any time prior to that date. If that happens, there will be no further participant payroll deductions and no additional employer contributions. Instead, the Agent will purchase Synovus stock with any remaining funds, if possible. The Agent will allocate the shares to all participants in the usual manner. The Agent will then deliver to each participant a certificate for all of the allocated shares of Synovus stock held for his or her benefit, together with any remaining cash balance. If not terminated earlier, the DSPP will terminate on June 1, 2021.

Synovus may amend or terminate the DSPP at any time. If the DSPP is terminated, no additional participant contributions to the DSPP will be made , but the Agent will purchase Synovus common stock out of available funds and allocate such stock to participant accounts in the usual manner. If the Board elects to suspend matching contributions to the DSPP, it will determine at that time whether to allow participant contributions to continue or whether all participant contributions are to be suspended. If the Board permits participant contributions to continue, each participant may elect to continue to participate in the DSPP or to suspend participant contributions on his or her own behalf.

New Plan Benefits

The number of shares purchased under the DSPP, and therefore the benefits available to our directors and executive officers who are also directors under the DSPP, will depend on the participation level of the individual employee. Therefore, it is not presently possible to determine the benefits or amounts that will be received under the DSPP by any particular person or group pursuant to the DSPP in the future.

The table below shows the dollar value of contributions and the number shares of Synovus common stock purchased under the Old DSPP in 2010 by our directors and advisory directors:

NEW PLAN BENEFITS

Synovus Financial Corp.

Director Stock Purchase Plan

Name and Principal Position	Dollar Value(1)	Number of Shares(1)
Kessel D. Stelling, Jr.
President and Chief Executive Officer	$4,000	1,458
Richard E. Anthony
Chairman of the Board	30,000	12,232
Thomas J. Prescott
Executive Vice President and Chief Financial Officer	0	0
Roy Dallis Copeland, Jr.
Executive Vice President and Chief Banking Officer	0	0
Elizabeth R. James
Vice Chairman, Chief Information Officer and Chief People Officer (Retired)	30,000	12,232
Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary	0	0
Executive Group	64,000	25,922
Nonexecutive Director Group	2,912,525	557,175
Nonexecutive Officer Employee Group	0	0

(2)	Amounts represent dollar value of participant and Synovus matching contributions and number of shares that would have been purchased had the DSPP been in effect in 2010. The dollar value of matching contributions only for Messrs. Stelling and Anthony, Ms. James and the executive group and nonexecutive director group would have been $1,333, $10,000, $10,000, $21,333, and $988,403, which represents shares of 486, 7,077, 4,077, 8,640 and 380,434, respectively.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SYNOVUS FINANCIAL CORP. 2011 DIRECTOR STOCK PURCHASE PLAN.

PROPOSAL 6: RATIFICATION OF

APPOINTMENT OF THE INDEPENDENT AUDITOR

The Audit Committee has appointed the firm of KPMG LLP as the independent auditor to audit the consolidated financial statements of Synovus and its subsidiaries for the fiscal year ending December 31, 2011 and Synovus’ internal control over financial reporting as of December 31, 2011. Although shareholder ratification of the appointment of Synovus’ independent auditor is not required by our bylaws or otherwise, we are submitting the selection of KPMG to our shareholders for ratification to permit shareholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for Synovus.

KPMG served as Synovus’ independent auditor for the fiscal year ending December 31, 2010. Representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITOR.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position with Synovus of each executive officer of Synovus.

Name	Age	Position with Synovus
Kessel D. Stelling, Jr.(1)	53	President and Chief Executive Officer
Thomas J. Prescott(2)	56	Executive Vice President and Chief Financial Officer
Mark G. Holladay(3)	55	Executive Vice President and Chief Risk Officer
Leila S. Carr(4)	49	Executive Vice President and Chief Retail Officer
R. Dallis Copeland(5)	42	Executive Vice President and Chief Banking Officer
Samuel F. Hatcher(6)	65	Executive Vice President, General Counsel and Secretary
Kevin J. Howard(7)	46	Executive Vice President and Chief Credit Officer
Liliana C. McDaniel(8)	46	Chief Accounting Officer
Curtis J. Perry(9)	48	Executive Vice President and Chief Commercial Officer
J. Barton Singleton(10)	47	Executive Vice President and President, Financial Management Services

(1)	As Mr. Stelling is a director of Synovus, relevant information pertaining to his positions with Synovus are set forth under the caption “Nominees for Election as Director” beginning on page 19.
(2)	Thomas J. Prescott was elected Executive Vice President and Chief Financial Officer of Synovus in December 1996. From 1987 until 1996, Mr. Prescott served in various capacities with Synovus, including Executive Vice President and Treasurer.
(3)	Mark G. Holladay was elected Executive Vice President and Chief Risk Officer of Synovus in October 2008. From 2000 to 2008, Mr. Holladay served as Executive Vice President and Chief Credit Officer of Synovus. From 1974 until 2000, Mr. Holladay served in various capacities with CB&T, including Executive Vice President.
(4)	Leila S. Carr was elected Executive Vice President and Chief Retail Officer of Synovus in August 2005. Ms. Carr joined Synovus in June 2000 as Senior Vice President, Director of Sales, Marketing and Product Development and was named Senior Vice President and Synovus’ Retail Banking Executive in 2004. Prior to joining Synovus, Ms. Carr spent 17 years with First Union National Bank.
(5)	R. Dallis Copeland was elected as Executive Vice President in January 2010 and Chief Banking Officer in January 2011. Prior to that time and since September 2008, he served as Senior Vice President and Chief Commercial Officer. Mr. Copeland previously served as President and Chief Executive Officer of Citizens First Bank, one of our banking divisions, and has led various banking departments in retail and commercial banking at CB&T. He began his career with CB&T in 1992.
(6)	Samuel F. Hatcher was elected Executive Vice President, General Counsel and Secretary of Synovus in April 2008. From 2005 until April 2008, Mr. Hatcher was a partner in the law firm of Bradley & Hatcher in Columbus, Georgia and from 2002 until April 2005, he was a partner in the law firm of Hatcher Thomas, LLC in Atlanta, Georgia. Prior to 2002, Mr. Hatcher served as the General Counsel of Equitable Real Estate Investment Management, Inc.
(7)	Kevin J. Howard was elected as Executive Vice President in March 2010 and Chief Credit Officer in September 2008. Mr. Howard served as Senior Vice President and Credit Manager of Synovus from 2004 until September 2008 and as Senior Vice President of commercial real estate, correspondent and affiliate lending from 2000 until 2004. Mr. Howard joined CB&T as Vice President in 1993.
(8)	Liliana C. McDaniel was elected Chief Accounting Officer in July 2006. From 2001 until 2006, Ms. McDaniel was the Senior Vice President, Director of Financial Reporting at Synovus. From 1998 to 2001, she served as Synovus’ Vice President, Financial Reporting Manager.
(9)

Curtis J. Perry was elected Chief Commercial Officer in July 2010 and Executive Vice President in January 2011. From 2006 until July 2010, Mr. Perry was an Executive Vice President at First Commercial Bank, one of our banking divisions. From 2005 until 2006, Mr. Perry was Senior Vice President and Commercial Sales

Director for the MidSouth Region at Wachovia Bank in Birmingham, Alabama and from 2002 until 2005, he was Senior Vice President and Chief Credit Officer, Commercial Division, at SouthTrust Corporation.

(10)	J. Barton Singleton was elected as Executive Vice President and President, Synovus Financial Management Services in December 2007. Mr. Singleton joined Synovus in August 2005 and since that time, he has served in various capacities, including Senior Vice President and Manager of the investment banking and institutional brokerage groups and Chief Operating Officer, Chief Financial Officer and Fixed Income Trader for mortgage-backed securities. He was named President of Synovus Securities in February 2006. Prior to joining Synovus, Mr. Singleton spent 16 years at SouthTrust Securities.

STOCK OWNERSHIP OF DIRECTORS

AND NAMED EXECUTIVE OFFICERS

The following table sets forth ownership of shares of Synovus common stock by each director, each director nominee, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group as of December 31, 2010.

Name	Shares of Synovus Stock Beneficially Owned with Sole Voting And Investment Power as of 12/31/10	Shares of Synovus Stock Beneficially Owned with Shared Voting And Investment Power as of 12/31/10		Shares of Synovus Stock Beneficially Owned with Sole Voting and No Investment Power as of 12/31/10	Total Shares of Synovus Stock Beneficially Owned as of 12/31/10(1)	Percentage of Outstanding Shares of Synovus Stock Beneficially Owned as of 12/31/10
Daniel P. Amos	321,177	15,191		—	336,368	*
Richard E. Anthony	914,044	70,429		72,219	2,526,735	*
James H. Blanchard	840,228	905,763		—	2,901,919	*
Richard Y. Bradley	63,836	177,255		—	241,091	*
Frank W. Brumley	114,456	—		—	114,456	*
Elizabeth W. Camp	79,852	2,703		—	82,555	*
Roy Dallis Copeland, Jr.	38,439	—		54,164	151,972	*
Gardiner W. Garrard, Jr.	156,647	600,257		—	756,904	*
T. Michael Goodrich	501,218	19,730	(2)	—	520,948	*
V. Nathaniel Hansford	128,140	188,996		—	317,136	*
Samuel F. Hatcher	22,000	—		54,164	108,164	*
Elizabeth R. James(3)	123,608	—		58,129	488,396	*
Mason H. Lampton	117,692	1,395		—	119,087	*
Elizabeth C. Ogie	474,859	121,635		—	596,494	*
H. Lynn Page	707,437	11,515		—	718,952	*
Thomas J. Prescott	108,221	—		58,088	458,211	*
J. Neal Purcell	97,033	—		—	97,033	*
Kessel D. Stelling, Jr.(4)	347,907	86,052		89,640	523,599	*
Melvin T. Stith	37,043	134		—	37,177	*
Philip W. Tomlinson	95,294	—		—	95,294	*
William B. Turner, Jr.	443,016	—		—	443,016	*
James D. Yancey	731,144	393,500		—	1,467,413	*
Directors and Executive Officers as a Group (28 persons)	6,738,008	2,594,555		605,492	13,937,618	1.8%

*	Less than one percent of the outstanding shares of Synovus stock.

(1)	The totals shown in the table above for the directors and executive officers of Synovus listed below include the following shares as of December 31, 2010: (a) under the heading “Stock Options” the number of shares of Synovus stock that each individual had the right to acquire within 60 days through the exercise of stock options, and (b) under the heading “Pledged Shares” the number of shares of Synovus stock that were pledged, including shares held in a margin account.

Name	Stock Options	Pledged Shares
Richard E. Anthony	1,470,043	67,823
James H. Blanchard	1,155,928	1,434,616
Roy Dallis Copeland, Jr.	59,369	—
Gardiner W. Garrard, Jr.	—	285,227
Samuel F. Hatcher	32,000	—
Elizabeth R. James	306,659	—
Mason H. Lampton	—	58,275
Thomas J. Prescott	291,902	—
William B. Turner, Jr.	—	50,000
James D. Yancey	342,769	241,228

In addition, the other executive officers of Synovus had rights to acquire an aggregate of 340,893 shares of Synovus stock within 60 days through the exercise of stock options and 30,927 shares of Synovus stock that were pledged, including shares held in a margin account.

(2)	Includes 15,280 shares of Synovus stock held in a trust for which Mr. Goodrich is not the trustee. Mr. Goodrich disclaims beneficial ownership of these shares.
(3)	Ms. James resigned as Vice Chairman, Chief Information Officer and Chief People Officer, effective as of January 3, 2011.
(4)	Mr. Stelling was elected as President and Chief Operating Officer effective February 22, 2010, Acting Chief Executive Officer on June 21, 2010 and Chief Executive Officer on October 7, 2010.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of four directors, each of whom the Board has determined to be an independent director as defined by the listing standards of the New York Stock Exchange and the categorical standards of independence set by the Board. The duties of the Audit Committee are summarized in this Proxy Statement under “Corporate Governance and Board Matters —Committees of the Board” beginning on page 8 and are more fully described in the Audit Committee charter adopted by the Board of Directors.

One of the Audit Committee’s primary responsibilities is to assist the Board in its oversight responsibility regarding the integrity of Synovus’ financial statements and systems of internal controls. Management is responsible for Synovus’ accounting and financial reporting processes, the establishment and effectiveness of internal controls and the preparation and integrity of Synovus’ consolidated financial statements. KPMG LLP, Synovus’ independent auditor, is responsible for performing an independent audit of Synovus’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing opinions on whether those financial statements are presented fairly in conformity with accounting principles generally accepted in the United States and on the effectiveness of Synovus’ internal control over financial reporting. The Audit Committee is directly responsible for the compensation, appointment and oversight of KPMG LLP. The function of the Audit Committee is not to duplicate the activities of management or the independent auditor, but to monitor and oversee Synovus’ financial reporting process.

In discharging its responsibilities regarding the financial reporting process, the Audit Committee:

•	Reviewed and discussed with management and KPMG LLP Synovus’ audited consolidated financial statements as of and for the year ended December 31, 2010;

•

Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board; and

•

Received from KPMG LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP their independence.

Based upon the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission.

The Audit Committee

J. Neal Purcell, Chair

Elizabeth W. Camp

H. Lynn Page

Melvin T. Stith

KPMG LLP Fees and Services

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of Synovus’ annual consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 and fees billed for other services rendered by KPMG during those periods.

	2010	2009
Audit Fees(1)	$2,809,961	2,739,260
Audit Related Fees(2)	247,567	121,000
Tax Fees(3)	67,752	24,474
All Other Fees(4)	—	40,565

Total	$3,125,280	2,925,299

(1)	Audit fees consisted of fees for professional services provided in connection with the audits of Synovus’ consolidated financial statements and internal control over financial reporting, reviews of quarterly financial statements, issuance of comfort letters and other SEC filing matters, and audit or attestation services provided in connection with other statutory or regulatory filings.
(2)	Audit related fees consisted principally of fees for assurance and related services that are reasonably related to the performance of the audit or review of Synovus’ financial statements and are not reported above under the caption “Audit Fees.”
(3)	Tax fees consisted of fees for tax consulting and compliance, tax advice and tax planning services.
(4)	All other fees for 2009 consisted principally of fees for professional services related to Synovus’ regulatory compliance and for enterprise risk management consulting services.

Policy on Audit Committee Pre-Approval

The Audit Committee has the responsibility for appointing, setting the compensation for and overseeing the work of Synovus’ independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor in order to assure that the provision of these services does not impair the independent auditor’s independence. Synovus’ Audit Committee Pre-Approval Policy addresses services included within the four categories of audit and permissible non-audit services, which include Audit Services, Audit Related Services, Tax Services and All Other Services.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition, the Audit Committee must specifically approve permissible non-audit services classified as All Other Services.

Prior to engagement, management submits to the Committee for approval a detailed list of the Audit Services, Audit Related Services and Tax Services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Each specified service is allocated to the appropriate category and accompanied by a budget estimating the cost of that service. The Committee will, if appropriate, approve both the list of Audit Services, Audit Related Services and Tax Services and the budget for such services.

The Committee is informed at each Committee meeting as to the services actually provided by the independent auditor pursuant to the Pre-Approval Policy. Any proposed service that is not separately listed in the Pre-Approval Policy or any service exceeding the pre-approved fee levels must be specifically pre-approved by the Committee. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. The Chairman must report any pre-approval decisions made by him to the Committee at its next scheduled meeting.

All of the services described in the table above under the captions “Audit Fees,” “Audit Related Fees” and “Tax Fees” were approved by the Committee pursuant to legal requirements and the Committee’s Charter and Pre-Approval Policy.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Although Synovus previously announced its expectations of returning to profitability during 2010, the economic recovery in the U.S. was slower than we anticipated. Consequently, we continued to experience credit-related losses which negatively impacted our earnings and results of operations, and our stock price did not recover from its decline.

Despite this difficult environment, Synovus implemented a number of positive changes intended to position the Company for a return to profitability during 2011. These include:

•	Completed a public offering for net proceeds of $1.1 billion;

•	Simplified regulatory oversight, improved capital efficiency, enhanced risk management and increased opportunities for efficiency by consolidating 30 separate bank charters into one charter;

•

Updated our three-year strategic plan which outlines initiatives to increase revenue while decreasing costs and enhance the customer experience by streamlining processes; on January 10, 2011, Synovus announced the implementation of efficiency initiatives that are expected to generate an estimated $100 million in expense savings by the end of 2012, with approximately $75 million of these savings to be realized in 2011; and

•	Disposed of $1.2 billion in distressed assets.

The compensation of executives in 2010 reflects the Company’s performance. For example:

•	There have been no base salary increases for our executives in more than three years, other than Messrs. Stelling and Copeland due to their promotions in 2010.

•	For the fourth year in a row, we paid no bonuses to named executive officers.

•

The long-term incentive awards granted to our executive officers in 2010 require that Synovus have two consecutive quarters of profitability, in addition to the restrictions on vesting contingent upon repayment of our obligations under the Capital Purchase Program implemented as part of TARP.

•	Because our long-term incentive program is denominated entirely in equity vehicles, it has be directly impacted by the decline in our stock price:

•	Outstanding stock options are “underwater,” meaning that the exercise price exceeds the current value of the shares. This will continue until stock prices return to their former levels.

•	Outstanding restricted stock units have declined in value along with the declines in our stock price.

•

Because of our stock ownership guidelines and “hold until retirement” requirements, executives hold a significant amount of Synovus stock, which has declined in value the same as all other shareholders’ stock.

We believe that the compensation delivered to each named executive officer in 2010 was fair, reasonable and competitive.

Program Overview

What the CD&A Addresses. The following Compensation Discussion and Analysis, or CD&A, describes our compensation program for the executive officers named in the Summary Compensation Table on page 66 of this Proxy Statement (“named executive officers”). Specifically, the CD&A addresses:

•	the objectives of our compensation program (found in the section entitled “Compensation Philosophy and Overview”);

•	what our compensation program is designed to reward (also described in the section entitled “Compensation Philosophy and Overview”);

•	each element of compensation (set forth in the section entitled “Primary Elements of Compensation”);

•	why each element was chosen (described with each element of compensation, including base pay, short-term incentives and long-term incentives);

•	how amounts and formulas for pay are determined (also described with each element of compensation, including base pay, short-term incentives and long-term incentives); and

•

how each compensation element and our decisions regarding that element fit into Synovus’ overall compensation objectives and affect decisions regarding other elements (described with each element of compensation, as well as in the section entitled “Benchmarking”).

For information about the Compensation Committee and its charter, its processes and procedures for administering executive compensation, the role of compensation consultants and other governance information, please see “Corporate Governance and Board Matters — Committees of the Board — Compensation Committee” on page 10 of this Proxy Statement.

Elements of Compensation. Synovus has a performance-oriented executive compensation program that is designed to support our corporate strategic goals. Historically, these included growth in earnings and growth in shareholder value. The elements of our regular total compensation program (not all elements of which are currently active because of the TARP requirements) and the objectives of each element are identified in the following table:

Compensation Element	Objective	Key Features
Base Pay	Compensate an executive for performing his or her job on a daily basis.	Fixed cash salary targeted at median (50th) percentile) of identified list of Peer Companies (companies with similar size and scope of banking operations) for similar positions.

Short-Term Incentives	• Provide an incentive for executives to meet our short-term earnings goals. • Ensure a competitive program given the marketplace prevalence of short-term incentive compensation.	Cash bonuses typically awarded based upon achievement of earnings per share goals for year of performance. This plan is suspended until such time as we repay our obligations under TARP (referred to as the “TARP period”). No bonus will be earned or paid to our senior executive officers and the next twenty most highly compensated employees during that period.

Long-Term Incentives

•    Provide an incentive for our executives to provide exceptional shareholder return to Synovus’ shareholders by tying a significant portion of their compensation opportunity to growth in shareholder value.

•    Align the interests of executives with shareholders by awarding executives equity in Synovus.

•    Ensure a competitive compensation program given the market prevalence of long-term incentive compensation.

As described on page 58, the restricted stock unit awards granted in 2010 comply with TARP requirements and also include a performance requirement that Synovus have two consecutive quarters of profitability in order for the awards to vest.

Compensation Element	Objective	Key Features
Perquisites	• Small component of pay intended to provide an economic benefit to executives to promote their attraction and retention, • Align our compensation plan with competitive practices.	Perquisites in 2010 were limited to use of a company automobile (or payment of an auto allowance), club dues, executive life insurance, financial planning, security alarm monitoring, and a housing allowance for Mr. Stelling.

Retirement Plans	Defined contribution plans designed to provide income following an executive’s retirement, combined with a deferred compensation plan to replace benefits lost under Synovus’ qualified plans.	Plans offered include a money purchase pension plan, a profit sharing plan, a 401(k) savings plan and a deferred compensation plan.

Change in Control Agreements	Provide orderly transition and continuity of management following a change in control of Synovus.	Change of control agreements for the Company’s senior executive officers and the next five most highly compensated employees have been suspended during the TARP period.

Stock Ownership/Retention Guidelines	Align the interests of our executives with shareholders.

Executive officers must maintain minimum ownership levels of Synovus common stock and must “hold until retirement” 50% of all stock acquired in connection with equity compensation programs, all as described on page 61.

Compensation Philosophy and Overview

Synovus has established a compensation program for our executives that is competitive, performance-oriented and designed to support our strategic goals. The compensation program, including the impact of the TARP restrictions on the program, is described below.

Synovus’ executive compensation program is designed to allow us to compete in the markets in which we seek executive talent. We believe that we must maintain a competitive compensation program in order to recruit and retain top level executive talent. Our compensation program is also designed to be performance-oriented. A guiding principle in developing our compensation program has been “average pay for average performance — above-average pay for above-average performance.” As a result, a significant portion of the total compensation of each executive is at risk based on short and long-term performance of Synovus. This “pay for performance” principle also results in executive compensation that is below average when performance is below average. Because of our emphasis on performance, we also believe that compensation generally should be earned by executives while they are actively employed and can contribute to Synovus’ performance.

Synovus’ compensation program is also designed to support corporate strategic goals. Historically, these have included growth in earnings and growth in shareholder value (as measured by the trading price of Synovus’ common stock). As described in more detail below, prior to the suspension of our incentive programs under the TARP restrictions, earnings was the primary driver of our short-term incentive program and shareholder value was the primary driver of our long-term incentive program. Synovus believes that the high degree of performance orientation in our incentive plans aligned the interests of our executives with the interests of our shareholders. In addition, Synovus has adopted stock ownership guidelines, which require executives to own a certain amount of Synovus stock based on a multiple of base salary, and a “hold until retirement” provision, which requires executives to retain ownership of 50% of all stock acquired through our equity compensation plans until their retirement or other termination of employment. These requirements are intended to focus executives on long-term shareholder value creation. During the TARP period, we are required to manage our executive compensation programs within the boundaries dictated by the regulations. We continue to believe in our guiding principles and will strive to meet our stated objectives of competitive pay, executive motivation and retention, and pay for performance while working within the constraints dictated by TARP.

Primary Elements of Compensation

Historically, there have been three primary elements of compensation in Synovus’ executive compensation program:

•	base pay;

•	short-term incentive compensation; and

•	long-term incentive compensation.

In early 2009, the decision was made to freeze base salaries and suspend the short-term incentive and the former long-term incentive program in light of business performance, economic conditions and TARP requirements. Accordingly, as more fully described below, there were no base salary increases (except for Messrs. Stelling and Copeland, in connection with their promotions in 2010) or short-term incentive awards for 2010. Grants of restricted stock units in 2010 are subject to TARP restrictions (contingent upon repayment of our TARP obligations) and include a special vesting condition that requires Synovus to achieve at least two consecutive quarters of profitability. As we exit TARP in the future, we anticipate a complete re-evaluation of base salary and short and long-term incentive programs to ensure they align strategically with the needs of the business and the competitive market at that time.

In past years, before we were subject to the TARP restrictions, short-term and long-term incentive compensation has been tied directly to performance. Short-term incentive compensation was based upon Synovus’ fundamental operating performance measured over a one-year period, while long-term incentive compensation was based upon Synovus’ total shareholder return measured over a three-year period. If both short-term and long-term incentives were paid at target, long-term incentives constituted the largest portion of an executive’s total compensation package.

Benchmarking

The Committee historically has benchmarked base salaries and “market” short-term and long-term incentive target awards to assess the competitive executive compensation practices of competitor companies. The Committee continued the practice in 2010, with the assistance of Meridian Compensation Partners, LLC, its independent compensation consultant (“Meridian”) although the competitive landscape had been disrupted somewhat by economic and regulatory changes. Findings from this benchmarking exercise in 2010 were used in a limited manner — specifically, to determine the base salaries for Mr. Stelling and Mr. Copeland and in making the decision to grant long-term incentive awards in 2010. These findings will also serve to provide historical trending information to support future compensation evaluation.

Current year proxy data for the companies listed below as well as data appropriate to our industry and company size from external market surveys was used to benchmark total direct compensation (salary, short-term incentive opportunities, and long-term incentive opportunities). When reviewing the total compensation benchmarking data, the Committee focused on total direct compensation opportunities, not necessarily the amount of compensation actually paid, which varies depending upon each companies’ performance results.

From a list of competitor banks, including both TARP and non-TARP institutions, the Committee selected the banks immediately above and immediately below Synovus’ assets size as the appropriate companies against which to benchmark base pay (the “Peer Companies”). For 2010, the Peer Companies were:

Associated Banc-Corp.	Huntington Bancshares, Inc.
Bok Financial Group	KeyCorp
City National Corp.	Marshall & Ilsley Corp.
Comerica Inc.	M&T Bank Corp.
Commerce Bancshares, Inc.	People’s United Financial, Inc.
Fifth Third Bancorp.	Popular, Inc.
First Citizens BancShares, Inc.	TCF Financial Corp.
First Horizon National Corp.	Zions Bancorporation
Fulton Financial Corp.

Base Pay. To ensure that base salaries are competitive, Synovus’ pay philosophy is to target base pay at the median (the 50th percentile) of the composite of the Peer Company data and the external market survey data, based on similarly situated positions and each executive’s position and job responsibilities. For certain positions for which there is no clear market match in the benchmarking data, Meridian used a blend of two or more positions from the benchmarking data. The Committee reviews changes in the benchmarking data from the previous year.

The Committee then uses this data to establish a competitive base salary for each executive. For example, an executive whose base salary is below the benchmarking target for his or her position may receive a larger percentage increase than an executive whose base salary exceeds the benchmarking target for his or her position.

Subjective evaluation of individual performance can also affect base pay. For example, an executive whose performance is not meeting expectations, in the committee’s judgment, may receive no increase in base pay or a smaller base pay increase in a given year. On the other hand, an executive with outstanding performance may receive a larger base pay increase or more frequent base pay increases.

Comparison of an executive’s base salary to the base salaries of other Synovus executives may also be a factor in establishing base salaries, especially with respect to positions for which there is no clear market match in the base pay benchmarking data. Because of the process we use to initially establish base pay, large increases in base pay generally occur only when an executive is promoted into a new position.

Mr. Stelling’s base pay was increased twice due to his promotions during 2010. Effective February 22, 2010, his salary was increased to $550,000 to reflect his promotion to President and Chief Operating Officer. It was further increased to $875,000 effective October 7, 2010 to reflect his promotion to President and Chief Executive Officer. In addition, Mr. Copeland’s base salary was increased to $315,000 effective February 1, 2010 to reflect his promotion to Executive Vice President and Chief Banking Officer. The amounts were established based on the median base pay for Mr. Stelling’s and Mr. Copeland’s new positions, compared to similar positions at Peer Companies. There were no other base salary increases for our executives during 2010.

Short-Term Incentives. In addition to base salary, our executive compensation program historically included short-term incentive compensation. We previously paid short-term incentive compensation in order to provide an incentive for executives to meet our short-term earnings growth goals, and ensure a competitive compensation program given the marketplace prevalence of short-term incentive compensation.

As required under ARRA, no bonuses can be paid to Synovus’ senior executive officers and the next twenty most highly compensated employees during the TARP period. As a result, the prior short-term incentive compensation plan remained suspended in 2010 and for the remainder of the TARP period.

Long-Term Incentives. Our executive compensation program also historically included long-term incentive compensation, which was awarded in the form of restricted stock units and stock options, both earned through performance. We provided long-term incentive compensation opportunities in order to provide an incentive for our executives to provide exceptional shareholder return to Synovus’ shareholders by tying a significant portion of their compensation opportunity to both past and future growth in shareholder value, align the interests of executives with shareholders by awarding executives equity in Synovus, and ensure a competitive compensation program given the market prevalence of long-term incentive compensation.

Due to TARP restrictions, we suspended grants of the prior long-term incentive plan. In 2010, we granted restricted stock units designed in a different manner for several reasons. First, the Committee believed that long-term incentive awards were needed in order to maintain the competitiveness of Synovus’ executive compensation program. In benchmarking the Peer Companies, it was determined that long-term incentive awards were prevalent in the executive compensation programs of Peer Companies, including Peer Companies that were TARP recipients. In addition, the Committee wanted to provide executives with a performance incentive to return Synovus to profitability. The Committee also made an additional restricted stock unit award to Mr. Stelling to reflect his promotion to President and Chief Operating Officer and to serve as a vehicle for retaining his services in his new role.

The restricted stock unit awards made to Synovus’ named executive officers in 2010 are set forth in the “All Other Stock Awards” column of the Plan-Based Awards Table. As required under TARP, the awards have both a service component and a TARP repayment component in order to vest. The awards can only vest once executives have two years of service. In addition, as required under TARP, for each 25% of the aggregate TARP funds that are repaid, 25% of the units vest. Finally, because the Committee desired for the awards to be performance-based, the awards do not vest unless Synovus has achieved two consecutive quarters of profitability.

Perquisites

Perquisites, which are not tied to performance, are a small part of our executive compensation program. Perquisites are offered to align our compensation program with competitive practices because similar positions at Synovus’ competitors offer similar perquisites. The perquisites offered by Synovus in 2010 were limited to use of a company automobile (or payment of an auto allowance), club dues, executive life insurance, financial planning, security alarm monitoring, and a housing allowance for Mr. Stelling. The Company’s incremental cost of providing these benefits is included as “All Other Compensation” in the Summary Compensation Table and are described in more detail in footnotes 4, 5 and 6 of the Summary Compensation Table. No named executive officers received perquisites in excess of $25,000 in 2010. Considered both individually and in the aggregate, we believe that the perquisites we offer to our named executive officers are reasonable and appropriate. In light of economic conditions, in 2009 the Committee suspended the personal use of aircraft by the Company’s executives, although the Committee can approve exceptions to that policy. No exceptions were approved during 2010.

Employment Agreements

Synovus does not generally enter into employment agreements with its executives, except in unusual circumstances such as acquisitions. None of the named executive officers have employment agreements. For information relating to the officers’ change of control agreements, which have been suspended during the TARP period, see “Post-Termination Compensation” below.

Retirement Plans

Our compensation program also includes retirement plans designed to provide income following an executive’s retirement. Synovus’ compensation program is designed to reflect Synovus’ philosophy that compensation generally should be earned while actively employed. Although retirement benefits are paid following an executive’s retirement, the benefits are earned while employed and are substantially related to performance. We have chosen to use defined contribution retirement plans because we believe that defined benefit plans are difficult to understand, difficult to communicate, and contributions to defined benefit plans often depend upon factors that are beyond Synovus’ control, such as the earnings performance of the assets in such plans compared to actuarial assumptions inherent in such plans. Synovus offers three qualified defined contribution retirement plans to its employees: a money purchase pension plan, a profit sharing plan and a 401(k) savings plan.

The money purchase pension plan has a fixed 3% of compensation employer contribution every year. The profit sharing plan and any employer contribution to the 401(k) savings plan are tied directly to Synovus’ performance. There are opportunities under both the profit sharing plan and the 401(k) savings plan for employer contributions of up to 7% of compensation based upon the achievement of EPS percentage change goals. Based upon Synovus’ performance for 2010, Synovus’ named executive officers did not receive a contribution under the profit sharing plan or 401(k) savings plan. The retirement plan contributions for 2010 are included in the “All Other Compensation” column in the Summary Compensation Table.

In addition to these plans, the Synovus/TSYS Deferred Compensation Plan (“Deferred Plan”) replaces benefits foregone under the qualified plans due to legal limits imposed by the IRS. The Deferred Plan does not provide “above market” interest. Instead, participants in the Deferred Plan can choose to invest their accounts among mutual funds that are the same as the mutual funds that are offered in the 401(k) savings plan. The executives’ Deferred Plan accounts are held in a rabbi trust, which is subject to claims by Synovus’ creditors. The employer contribution to the Deferred Plan for 2010 for named executive officers is set forth in the “All Other Compensation” column in the Summary Compensation Table and the earnings (losses) on the Deferred Plan accounts during 2009 for named executive officers is set forth in the “Aggregate Earnings in Last FY” column in the Nonqualified Deferred Compensation Table.

Post-Termination Compensation

In line with our philosophy that compensation generally should be earned while actively employed, Synovus has limited post-termination arrangements to those effective upon a change of control. As required under ARRA, change of control agreements have been suspended for senior executive officers and the next five most highly compensated employees for the remainder of the TARP period.

Stock Ownership/Retention Guidelines

To align the interests of its executives with shareholders, Synovus implemented stock ownership guidelines for its executives. Under the guidelines, executives were initially required to maintain ownership of Synovus common stock equal to at least a specified multiple of base salary, as set forth in the table below:

Named Executive Officer	Ownership Level (as multiple of base salary)
Chief Executive Officer	5x
Chief Operating Officer	4x
All other executive officers	3x

The guidelines were initially adopted in 2004 and were reviewed at the beginning of each calendar year. Executives had a five-year grace period to fully achieve the guideline with an interim three-year goal. Until the guideline was achieved, executives were required to retain all net shares received upon the exercise of stock options, excluding shares used to pay the option’s exercise price and any taxes due upon exercise. In the event of a severe financial hardship, the guidelines permit the development of an alternative ownership plan by the Chairman of the Board of Directors and Chairman of the Committee.

Like a number of other public companies, especially financial institutions, the market value of Synovus’ common stock decreased significantly during 2008-2010. As a result, for the executives who were subject to guidelines in 2009, the Committee agreed to accept the number of shares owned by each such executive as of January 1, 2009 as being in compliance with the guidelines. For executives who became subject to the guidelines after that date, the Committee agreed to accept the number of shares owned by each such executive as of January 1, 2011 as being in compliance with the guidelines. Executives are required to maintain that number of shares as a minimum going forward. The Committee agreed to review the guidelines and each executive’s ownership level on an annual basis.

Synovus has also adopted a “hold until retirement” provision that applies to all unexercised stock options and unvested restricted stock awards. Under this provision, executives that have attained the stock ownership guidelines described above are also required to retain ownership of 50% of all stock acquired through Synovus’ equity compensation plans (after taxes and transaction costs) until their retirement or other termination of employment. The “hold until retirement” requirement further aligns the interests of its executives with shareholders.

Anti-Hedging Policy

Synovus does not allow directors, officers or employees to hedge the value of Synovus equity securities held directly or indirectly by the director, officer or employee. Synovus’ policy prohibits the purchase or sale of puts, calls, options or other derivative securities based on Synovus’ securities, as well as hedging or monetization transactions, such as zero-cost collars and forward sale contracts or other derivative securities based on Synovus securities.

Tally Sheets

The Committee historically has used tally sheets to add up all components of compensation for each named executive officer, including base salary, bonus, long-term incentives, accumulative realized and unrealized stock options and restricted stock gains, the dollar value of perquisites and the total cost to the company, and earnings and accumulated payment obligations under Synovus’ nonqualified deferred compensation program. Tally sheets also provide estimates of the amounts payable to each executive upon the occurrence of potential future events, such as a change of control, retirement, voluntary or involuntary termination, death and disability. Tally sheets are used to provide the Committee with total compensation amounts for each executive so that the Committee can determine whether the amounts are in light with our compensation strategy. Because there were no significant compensation changes during 2010, other than the base salary increases of Mr. Stelling and Mr. Copeland due to their promotions which were benchmarked against the Peer Company data, the Committee did not review tally sheets for Mr. Stelling or any other named executive officers. The Committee anticipates using tally sheets in the future as business conditions normalize.

TARP Related Actions

Synovus issued approximately $968 million of preferred stock and warrants to the United States Treasury Department pursuant to the Capital Purchase Program under TARP in 2008. Congress subsequently enacted ARRA, which contained several executive compensation and corporate governance requirements that apply to TARP recipients, including Synovus. In addition to the suspension of our short-term incentive program and the change in control agreements, as described above, the Compensation Committee has taken a number of actions in order to comply with the provisions of TARP and ARRA:

•

Met with Synovus’ senior risk officer to review senior executive officer compensation plans and employee incentive compensation plans and the risks associated with these plans. The risk assessment is described in more detail beginning on page 64 of this Proxy Statement.

•

Granted long-term incentive awards to its executives which complied with TARP requirements and also included a performance measure requiring that Synovus have two consecutive quarters of profitability for the awards to vest. Synovus’ long-term incentive plans and the Committee’s actions are described in more detail beginning on page 58 of this Proxy Statement.

•

Added a recovery or “clawback” provision to Synovus’ incentive compensation plans requiring that any senior executive officer or next twenty most highly compensated employees return any bonus payment or award made during the TARP period if they were found to be based upon materially inaccurate financial statements or performance metrics. This “clawback” applied to the 2010 long-term incentive awards although, as noted above, there were no bonus payments to any such officers or employees during 2010.

•

Prohibited all forms of gross-ups to senior executive officers and the next twenty most highly compensated employees. Synovus rarely used “gross ups” for its officers, so the impact of this prohibition was minimal.

•	Adopted a policy regarding luxury or excessive expenditures.

Role of the Executive Officers in the Compensation Process

Synovus’ Chief Executive Officer and Chief People Officer generally attend Committee meetings by invitation of the Committee. These executives provide management perspective on issues under consideration by the Committee and make proposals regarding the compensation of the named executive officers, other than the Chief Executive Officer. Neither the Chief Executive Officer nor the Chief People Officer has authority to vote on Committee matters. The Committee regularly meets in executive session without any executive officers present. For more information regarding Committee meetings, please refer to page 10 of this Proxy Statement under “Compensation Committee.”

Other Policies

Tax Considerations. We have structured most forms of compensation paid to our executives to be tax deductible. Internal Revenue Code Section 162(m) limits the deductibility of compensation paid by a publicly-traded corporation to its named executive officers, other than the Chief Financial Officer, for amounts in excess of $1 million, unless certain conditions are met. Under TARP, however, this limit is reduced to $500,000. The short-term and long-term incentive plans have been approved by shareholders, and awards under these plans are designed to qualify as “performance-based” compensation to ensure deductibility under Code Section 162(m). We reserve the right to provide compensation which is not tax-deductible, however, if we believe the benefits of doing so outweigh the loss of a tax deduction.

Accounting Considerations. We account for all compensation paid in accordance with GAAP. The accounting treatment has generally not affected the form of compensation paid to named executive officers.

Significant Events After December 31, 2010

On March 2, 2011, the Committee approved a 2.5% increase (rounded up to the next $1,000) in base salaries for Synovus’ executive officers (excluding the Chief Executive Officer). The base salaries for Synovus’ named executive officers, after giving effect to this increase, is set forth below:

Name	Title	Base Salary
Thomas J. Prescott	Executive Vice President and Chief Financial Officer	$397,000
Samuel F. Hatcher	Executive Vice President, General Counsel and Secretary	$334,000
Roy Dallis Copeland, Jr.	Executive Vice President and Chief Banking Officer	$323,000

The Committee also granted restricted stock units to Synovus’ executive officers, including its named executive officers, effective March 2, 2011. The number of RSUs awarded to Synovus’ named executive officers is: Mr. Stelling — 172,048 shares; Mr. Prescott — 68,898 shares; Mr. Hatcher — 68,898 shares; and Mr. Copeland: 64,961 shares. The restricted stock units have a service component, a performance component and a TARP-related component for vesting. The units vest after each executive has two years of service and after Synovus has achieved two consecutive quarters of profitability. In addition, as required under TARP, for each 25% of the aggregate TARP funds that are repaid, 25% of the units vest.

COMPENSATION COMMITTEE REPORT

CD&A. Synovus’ Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2010 and in this Proxy Statement.

TARP Compensation Plan Risk Assessment. As required under TARP, the Committee met with Synovus’ Chief Risk Officer in 2010 to review Synovus’ incentive compensation plans. The Committee concluded that the compensation of senior executive officers (SEOs) did not encourage unnecessary or excessive risks that threatened the value of Synovus because the primary elements of SEO compensation were base salary (which is targeted at the 50th percentile) and grants of restricted stock units, which complied with the requirement of TARP and had an additional performance-based vesting requirement (two consecutive quarters of profitability). Because the incentive compensation plans covering SEOs have been suspended by the Committee for the TARP period, no incentive compensation plans were part of the review. As a result, the remainder of the review focused on Synovus’ employee incentive plans.

Synovus’ employee incentive plans are broadly classified by business unit: incentive plans for Synovus’ banks and incentive plans for Synovus’ Financial Management Services division, or FMS. All of the plans were assessed for risk factors in four different categories: financial payouts, type of performance measured, design features, and administrative risks. Each plan was assigned a level of risk ranking from 1 (highest risk) to 5 (lowest risk) for each risk category. Any plan which received a “1” in any category was modified through the implementation of additional controls to ensure appropriate mitigation of risks.

Synovus’ banking subsidiary, Synovus Bank, maintains incentive compensation plans that pay production incentives to bank personnel, including commercial and business bankers, private bankers, branch managers and assistant branch managers, personal bankers and cash management personnel. Incentives are paid for various measures of production consistent with Synovus’ strategic business goals for the year. For 2010, these measures included core deposit growth, growth in deposit accounts, and fee income, including both referral fees and fees paid on retail accounts. As part of the risk assessment, it was determined that the risks of these plans were acceptable requiring normal monitoring. With respect to financial payout risks, it was noted that incentives were paid only upon realized revenue, and that the payouts represented an extremely small portion (less than 1%) of the banks’ total compensation expense. With respect to risks related to design and type of performance, it was noted that the performance measures were based on Synovus’ strategic business goals for the year, and that a return on investment analysis was performed on a quarterly basis to ensure that the incentives being encouraged were consistent with the company’s business and strategic goals for the year. It was also noted that participants must achieve threshold performance goals before becoming eligible to receive incentive payouts. With respect to administrative risks, it was noted that the design, goal setting, and performance measurement for the plans were performed by team members who do not participate in the plans, and that the plans were administered and managed by a central corporate office. As a result, there were no additional mitigating controls required to be implemented.

FMS maintains incentive compensation plans for Synovus’ FMS companies, including Synovus Mortgage Corp., Synovus Securities, Inc., Synovus Trust Company, N.A., Creative Financial Group, Ltd., and Globalt, Inc. As part of the risk assessment, it was noted that the plans for Synovus Mortgage, Synovus Securities and Creative Financial presented somewhat more risk than other Synovus plans because commissions were based on production volume and constituted a higher portion of each company’s total compensation expense than the other plans. However, as part of the risk assessment, additional controls were implemented for each plan to ensure appropriate monitoring of risks. It was also noted that the commission expense at Synovus Trust and Globalt was lower, although additional controls were also implemented for the plans maintained at these companies to ensure appropriate risk mitigation. The implemented controls include centralized plan administration, periodic return on investment analysis to ensure the effectiveness of the incentive plans, and periodic audits of plan payouts to ensure the plans are being administered in accordance with their terms.

TARP Certification. The Committee certifies that: (1) it has reviewed with senior risk officers the SEO compensation plans and has made all reasonable efforts to ensure that these plans do not encourage SEOs to take unnecessary and excessive risks that threaten the value of Synovus; (2) it has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to Synovus; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of Synovus to enhance the compensation of any employee.

The Compensation Committee

T. Michael Goodrich, Chair

V. Nathaniel Hansford

Mason H. Lampton

SUMMARY COMPENSATION TABLE

The table below summarizes the compensation for each of the named executive officers for each of the last three fiscal years.

The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments or as “Non-Equity Incentive Plan Compensation” for any of these fiscal years.

The named executive officers did not receive any compensation that is reportable under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column because, as described in CD&A, Synovus has no defined benefit pension plans and does not pay above-market interest on deferred compensation. The Company’s retirement plan contributions and earnings (if any) for the named executive officers for these three fiscal years are included in the amount under the “All Other Compensation” column and are described in footnote 4 to this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)		Non- Equity Incentive Plan Com- pensation ($)	Change in Pension Value and Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)		Total ($)
Kessel D. Stelling, Jr.	2010	$591,492		$250,000	$-0-		$		$43,359	(3)(4)(5)(6)	$884,851
President and Chief Executive Officer	2009	332,213		-0-	-0-				37,122		369,335
	2008	332,213		-0-	-0-				40,188		376,725

Richard E. Anthony	2010	735,420	—	200,000	-0-				43,712	(3)(4)(5)(6)	979,132
Chairman of the Board and Former Chief Executive Officer(7)	2009	928,200	—	-0-	-0-				268,287		1,196,487
	2008	928,200	—	434,518	1,607,808	(8)			86,661		3,057,187	(8)

Thomas J. Prescott	2010	387,000	—	150,000	-0-				23,421	(4)(5)(6)	560,421
Executive Vice President and Chief Financial Officer	2009	387,000	—	-0-	-0-				151,069		538,069
	2008	387,000	—	145,125	499,200	(8)			48,041		1,079,366	(8)

Roy Dallis Copeland, Jr.	2010	311,154	—	150,000	-0-				219,325	(4)(5)	680,479
Executive Vice President and Chief Banking Officer	2009	242,285	—	-0-	-0-				102,324		344,609
	2008	177,973	—	-0-	-0-				38,561		216,534

Elizabeth R. James	2010	431,000	—	150,000	-0-				29,428	(3)(4)(5)(6)	610,428
Vice Chairman, Chief Information Officer and Chief People Officer (Retired)(9)	2009	431,000	—	-0-	-0-				130,739		561,739
	2008	431,000	—	146,628	499,987	(8)			59,033		1,136,648	(8)

Samuel F. Hatcher	2010	325,000	—	150,000	-0-				15,570	(4)(5)	490,750
Executive Vice President, General Counsel and Secretary	2009	325,000	—	-0-	-0-				10,875		335,875
	2008	226,675	—	-0-	84,480				9,375		320,530

(1)	Amounts reflect the grant date fair value of stock awards for each of the last three fiscal years computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the restricted stock unit awards are set forth in note xx of the Notes to Consolidated Financial Statements in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2010. The valuation of restricted stock units awards is based on the closing stock price on the date of grant.
(2)	Amounts reflect the grant date fair value of options awards for each of the last three fiscal years computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the option awards are set forth in note 24 of the Notes to Consolidated Financial Statements in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2010.
(3)	Amount includes Board of Director fees of $6,770 for Mr. Stelling and matching contributions under the Synovus Director Stock Purchase Plan of $1,333 for Mr. Stelling and $10,000 for each of Mr. Anthony and Ms. James.
(4)	Amount includes company contributions by Synovus to qualified defined contribution plans of $7,350 for each executive and company contributions by Synovus to nonqualified deferred compensation plans of $10,395, $14,713, $4,260, $1,985, $5,580, and $2,400 for Messrs. Stelling, Anthony, Prescott and Copeland, Ms. James and Mr. Hatcher, respectively. Amount also includes a one-time reimbursement of relocation expenses paid to Mr. Copeland in the amount of $203,758.

(5)	Amount includes the incremental costs incurred by Synovus of providing the perquisite of a company automobile for Mr. Stelling and the incremental costs to Synovus of an automobile allowance for the other executives. Amount also includes the incremental cost to Synovus for reimbursement of country club dues, if any, the actuarial value of salary continuation life insurance benefit for each executive excluding Messrs. Stelling and Hatcher, and the incremental cost of a housing allowance for Mr. Stelling. Amounts for these items do not exceed the greater of $25,000 or 10% of the total amount of perquisites (perquisites do not exceed $25,000 for any executive officer).
(6)	Amount also includes the costs incurred by Synovus in connection with providing the perquisite of reimbursement for financial planning and the incremental cost to Synovus, if any, of security alarm monitoring. Amounts for these items do not exceed the greater of $25,000 or 10% of the total amount of perquisites (perquisites do not exceed $25,000 for any executive officer).
(7)	Mr. Anthony retired from his position as Chief Executive Officer of Synovus, effective October 7, 2010. He serves as Chairman of the Board of Directors and as a member of the Executive Committee of the Board. Please see the “Director Compensation Table” on page 16 of this Proxy Statement for the remuneration Mr. Anthony received in 2010 in his capacity as Chairman of the Board and a member of the Executive Committee.
(8)	Amount includes a special one-time grant of stock options made in connection with the spin-off of TSYS. Fair market value of this award on date of grant was $1,410,000, $423,000 and $423,000 for Messrs. Anthony and Prescott and Ms. James, respectively. The exercise price of this award is $13.18. Without this special one-time award, total compensation for Messrs. Anthony and Prescott and Ms. James for 2008 would have been $1,647,187, $656,366 and $713,648, respectively.
(9)	Ms. James retired from her position effective January 3, 2011. Effective as of that date, Synovus and Ms. James entered into a consulting agreement under which she agreed to perform consulting services as requested by Synovus through May 31, 2011. Synovus agreed to pay Ms. James $15,000 per month in exchange for her services under the agreement.

GRANTS OF PLAN-BASED AWARDS

for Fiscal Year 2010

The table below sets forth the long-term incentive compensation (granted in the form of restricted stock unit awards) awarded to the named executive officers for 2010. There were no short-term incentive awards or stock options granted to the named executive officers for 2010.

	Grant Date(1)	Action Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(2)	Maximum (#)
Kessel D. Stelling, Jr.	2-01-10	1-15-10					53,572					$150,000
	2-26-10	2-22-10					35,088					100,000

Richard E. Anthony	2-01-10	1-15-10					71,429					200,000

Thomas J. Prescott	2-01-10	1-15-10					53,572					150,000

Roy Dallis Copeland, Jr.	2-01-10	1-15-10					53,572					150,000

Elizabeth R. James	2-01-10	1-15-10					53,572					150,000

Samuel F. Hatcher	2-01-10	1-15-10					53,572					150,000

(1)	The Compensation Committee met on January 15, 2010, and approved the grant of restricted stock unit awards to the named executive officers, effective February 1, 2010. For Mr. Stelling’s promotion award, the Compensation Committee acted on February 22, 2010 to approve the grant effective February 26, 2010.
(2)	The restricted stock units have three vesting components: (1) a profitability requirement, which requires that Synovus have two consecutive quarters of profitability in order to vest; (2) a service requirement, which generally requires each executive to remain continuously employed for two years following the grant date in order to vest; and (3) a TARP repayment component, which requires that Synovus repay TARP (based upon 25% increments) in order for the award to vest.
(3)	Amounts reflect the grant date fair value of restricted stock unit awards computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the restricted stock unit awards are set forth in note 24 of the Notes to Consolidated Financial Statements in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2010. The valuation of restricted stock units awards is based on the closing stock price on the date of grant.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Kessel D. Stelling, Jr.(2)	—	—	—	—	—	—	—	54,164	$142,993
	—	—	—	—	—	—	—	35,476	93,657
Richard E. Anthony(3)	—	—	—	—	—	—	—	72,219	190,658
	27,356	—	—	12.35	01/16/2011	—	—	—	—
	49,685	—	—	12.38	04/28/2012	—	—	—	—
	97,666	—	—	12.01	01/20/2014	—	—	—	—
	122,130	—	—	12.53	01/20/2015	—	—	—	—
	208,965	—	—	12.93	01/30/2016	—	—	—	—
	82,369	—	—	14.92	01/31/2017	—	—	—	—
	750,000	—	—	13.18	01/31/2018	—	—	—	—
	131,872	—	—	13.18	01/31/2018	—	—	—	—
Thomas J. Prescott(4)	—	—	—	—	—	—	—	54,164	142,993
	—	—	—	—	—	3,924	10,359	—	—
	—	—	—	—	—	—	—	—	—
	34,108	—	—	12.35	01/16/2011	—	—	—	—
	33,324	—	—	12.38	04/28/2012	—	—	—	—
	56,229	—	—	12.01	01/20/2014	—	—	—	—
	28,557	—	—	12.53	01/20/2015	—	—	—	—
	82,864	—	—	12.93	01/30/2016	—	—	—	—
	27,456	—	—	14.92	01/31/2017	—	—	—	—
	—	225,000	—	13.18	01/31/2018	—	—	—	—
	29,364	14,682	—	13.18	01/31/2018	—	—	—	—
Roy Dallis Copeland, Jr.(5)	—	—	—	—	—	—	—	54,164	142,993
	7,263	—	—	12.35	01/16/2011	—	—	—	—
	10,062	—	—	8.79	02/25/2013	—	—	—	—
	15,499	—	—	12.22	07/01/2014	—	—	—	—
	16,912	—	—	13.78	06/16/2015	—	—	—	—
	12,747	6,374	—	13.18	01/31/2018	—	—	—	—
Elizabeth R. James(6)	—	—	—	—	—	—	—	54,164	142,993
	—	—	—	—	—	3,965	10,468	—	—
	35,527	—	—	12.35	01/16/2011	—	—	—	—
	36,354	—	—	12.38	04/28/2012	—	—	—	—
	59,978	—	—	12.01	01/20/2014	—	—	—	—
	30,533	—	—	26.82	01/20/2015	—	—	—	—
	86,277	—	—	12.93	01/30/2016	—	—	—	—
	28,323	—	—	14.92	01/31/2017	—	—	—	—
	—	225,000	—	13.18	01/31/2018	—	—	—	—
	29,667	14,834	—	13.18	01/31/2018	—	—	—	—
Samuel F. Hatcher(7)	—	—	—	—	—	—	—	54,164	142,993
	32,000	16,000	—	12.50	05/01/2018	—	—	—	—

(1)	Market value is calculated based on the closing price of Synovus’ common stock on December 31, 2010 ($2.64) as reported on the New York Stock Exchange.
(2)	Mr. Stelling’s restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.

(3)	As a result of Mr. Anthony’s retirement as Chief Executive Officer in 2010, all of his stock options became exercisable. Mr. Anthony’s restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.
(4)	With respect to Mr. Prescott’s unexercisable stock options, the 14,682 options vested on January 31, 2011; and the 225,000 options vest in equal installments on January 31, 2011, January 31, 2012 and January 31, 2013. With respect to Mr. Prescott’s restricted stock unit awards that have not vested, the 3,924 restricted stock unit award vested January 31, 2011, and the 54,164 restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.
(5)	Mr. Copeland’s unexercisable stock options vested on January 31, 2011. Mr. Copeland’s restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.
(6)	With respect to Ms. James’ unexercisable stock options, the 14,834 options vested on January 31, 2011; and the 225,000 options vest in equal installments on January 31, 2011, January 31, 2012 and January 31, 2013. With respect to Ms. James’ restricted stock unit awards that have not vested, the 3,965 restricted stock unit award vested on January 31, 2011, and the 54,164 restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.
(7)	Mr. Hatcher’s unexercisable stock options vest on May 1, 2011. Mr. Hatcher’s restricted stock unit award vests: (1) when Synovus has two consecutive quarters of profitability, (2) the executive completes two years of continuous service following the grant date, and (3) Synovus has repaid TARP, based upon 25% increments.

OPTION EXERCISES AND STOCK VESTED

for Fiscal Year 2010

The following table sets forth the number and corresponding value realized during 2010 with respect to restricted stock units that vested for each named executive officer. No named executive officers exercised stock options during 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kessel D. Stelling, Jr.			1,431	$3,191
Richard E. Anthony			64,285	173,675
Thomas J. Prescott			5,095	14,669
Roy Dallis Copeland, Jr.			477	1,064
Elizabeth R. James			5,178	14,904
Samuel F. Hatcher			—	—

(1)	Reflects the fair market value of the underlying shares as of the vesting date.

NONQUALIFIED DEFERRED COMPENSATION

for Fiscal Year 2010

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)(3)
Kessel D. Stelling, Jr.	—	$10,395	$5,405	—	$48,774
Richard E. Anthony	—	14,713	164,741	—	1,003,478
Thomas J. Prescott	—	4,260	93,039	—	572,155
Roy Dallis Copeland, Jr.		1,985	—	—	1,985
Elizabeth R. James	—	5,580	73,269	—	490,459
Samuel F. Hatcher	—	2,400	—	—	2,400

(1)	The amounts in these columns are included in the Summary Compensation Table for 2010 as “All Other Compensation.”

(2)	Of the balances reported in this column, the amounts of $317,456, $354,263 and $341,891, with respect to Messrs. Anthony and Prescott and Ms. James, respectively, were reported in the Summary Compensation Table as “All Other Compensation” in previous years. In addition, Mr. Anthony’s balance includes earnings on deferred director fees of $8,259, with a year-end balance of $49,191.
(3)	Each named executive officer, other than Mr. Hatcher, is 100% vested and will therefore receive his or her account balance in Synovus’ nonqualified deferred compensation plan upon his or her termination of employment for any reason. Mr. Hatcher is 50% vested in the plan and would receive one-half of his account balance upon his termination of employment.

The Deferred Plan replaces benefits lost by executives under the qualified retirement plans due to IRS limits. Executives are also permitted to defer all or a portion of their base salary or short-term incentive award, although no named executive officers did so for the last fiscal year. Amounts deferred under the Deferred Plan are deposited into a rabbi trust, and executives are permitted to invest their accounts in mutual funds that are generally the same as the mutual funds available in the qualified 401(k) plan. Deferred Plan participants may elect to withdraw their accounts as of a specified date or upon their termination of employment. Distributions can be made in a single lump sum or in annual installments over a 2-10 year period, as elected by the executive. The Directors Deferred Compensation Plan permits directors to elect to defer director fees pursuant to similar distribution and investment alternatives as the Deferred Plan.

POTENTIAL PAYOUTS UPON TERMINATION OR CHANGE-IN-CONTROL

Synovus has entered into change of control agreements with its named executive officers. These agreements contain a “double trigger” severance provision, which means that benefits are payable only upon the actual or constructive termination of the executive within two years following the date of the change of control.

As described above, the change in control agreements for the named executive officers have been suspended during the TARP period. As a result, no amounts would have been payable to the named executive officers in the event that a change in control had occurred on December 31, 2010. The only amount that would have been payable to named executive officers in the event that a termination of employment had occurred on December 31, 2010 would have been the distribution of each executives’ deferred compensation vested account balance shown above in the Nonqualified Deferred Compensation Table.

CERTAIN RELATIONSHIPS AND

RELATED TRANSACTIONS

Related Party Transaction Policy

Synovus’ Board of Directors has adopted a written policy for the review, approval or ratification of certain transactions with related parties of Synovus, which policy is administered by the Corporate Governance and Nominating Committee. Transactions that are covered under the policy include any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (2) Synovus is a participant; and (3) any related party of Synovus (such as an executive officer, director, nominee for election as a director or greater than 5% beneficial owner of Synovus stock, or their immediate family members) has or will have a direct or indirect interest.

Among other factors considered by the Committee when reviewing the material facts of related party transactions, the Committee must take into account whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. Certain categories of transactions have standing pre-approval under the policy, including the following:

•

the employment of non-executive officers who are immediate family members of a related party of Synovus so long as the annual compensation received by this person does not exceed $250,000, which employment is reviewed by the Committee at its next regularly scheduled meeting; and

•	certain limited charitable contributions by Synovus, which transactions are reviewed by the Committee at its next regularly scheduled meeting.

The policy does not apply to certain categories of transactions, including the following:

•	certain lending transactions between related parties and Synovus and any of its banking and brokerage subsidiaries;

•

certain other financial services provided by Synovus or any of its subsidiaries to related parties, including retail brokerage, deposit relationships, investment banking and other financial advisory services; and

•	transactions which occurred, or in the case of ongoing transactions, transactions which began, prior to the date of the adoption of the policy by the Synovus Board.

Related Party Transactions in the Ordinary Course

During 2010, Synovus’ executive officers and directors (including their immediate family members and organizations with which they are affiliated) were also customers of Synovus and/or its subsidiaries. In management’s opinion, the lending relationships with these directors and officers were made in the ordinary course of business and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers and do not involve more than normal collection risk or present other unfavorable features. In addition to these lending relationships, some directors and their affiliated organizations provide services or otherwise do business with Synovus and its subsidiaries, and we in turn provide services, including retail brokerage and other financial services, or otherwise do business with the directors and their organizations, in each case in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with other nonaffiliated persons.

Total System Services, Inc.

On December 31, 2007, pursuant to an Agreement and Plan of Distribution, CB&T, a wholly owned banking subsidiary of Synovus, distributed its approximately 80.8% ownership interest in TSYS to Synovus and Synovus distributed all of those shares to Synovus shareholders in the spin-off. After this time, TSYS became a fully independent, publicly owned company. Philip Tomlinson, a director of Synovus, is the Chairman of the Board and Chief Executive Officer of TSYS. Richard E. Anthony, Chairman of the Board of Synovus, is a director of TSYS.

During 2010, TSYS provided electronic payment processing services and other card-related services to certain banking subsidiaries of Synovus for payments of $13,232,881. Synovus and its subsidiaries also paid TSYS an aggregate of $1,844,291 in miscellaneous reimbursable items such as data links, network services and postage, primarily related to processing services, in 2010.

In addition, Synovus and CB&T leased office space from TSYS in 2008 under various lease agreements, resulting in aggregate payments of $629,191 to TSYS during 2010. CB&T and other Synovus subsidiaries also paid subsidiaries of TSYS $221,528 for printing services in 2010.

All of the transactions set forth above between TSYS and Synovus and its subsidiaries are comparable to those provided by between similarly situated unrelated third parties in similar transactions. The payments to Synovus by TSYS and the payments to TSYS by Synovus represent less than 2% of TSYS’ 2010 gross revenues.

W.C. Bradley Co.

Synovus leased various properties in Columbus, Georgia from W.C. Bradley Co. for office space and storage during 2010. The rent paid for the space was $2,690,054. The terms of the lease agreements are comparable to those provided for between similarly situated unrelated third parties in similar transactions.

Synovus is a party to a Joint Ownership Agreement with TSYS and W.C.B. Air L.L.C. pursuant to which they jointly own or lease aircraft. W.C. Bradley Co. owns all of the limited liability interests of W.C.B. Air. The parties have each agreed to pay fixed fees for each hour they fly the aircraft owned and/or leased pursuant to the Joint Ownership Agreement. Synovus paid $1,439,718 for use of the aircraft during 2010. The charges payable by Synovus in connection with its use of this aircraft approximate charges available to unrelated third parties in the State of Georgia for use of comparable aircraft for commercial purposes.

James H. Blanchard, a director of Synovus, is a director of W.C. Bradley Co. James D. Yancey, Chairman of the Board of CB&T and a director of Synovus, is a director of W.C. Bradley Co. William B. Turner, Jr., Vice Chairman of the Board and Retired President of W.C. Bradley Co., was a director of Synovus in 2010. John T. Turner, William B. Turner, Jr.’s brother, is a director of W.C. Bradley Co. and a director of CB&T. The payments to W.C. Bradley Co. by Synovus and its subsidiaries and the payments to Synovus and its subsidiaries by W.C. Bradley Co. represent less than 2% of W.C. Bradley Co.’s 2010 gross revenues.

Other Related Party Transactions

During 2010, a banking subsidiary of Synovus leased office space in Daniel Island, South Carolina from DIBS Holdings, LLC for $176,029. Frank W. Brumley, a director of Synovus, is managing member of and holds a 30% equity interest in DIBS Holdings, LLC. The terms of the lease agreement are comparable to those provided for between similarly situated unrelated third parties in similar transactions.

During 2010, Synovus and its wholly owned subsidiaries paid to Communicorp, Inc. $325,807, for fulfillment of advertising specialty items and related printing, marketing and promotional services, which payments are comparable to payments between similarly situated unrelated third parties for similar services. Communicorp is a wholly owned subsidiary of Aflac Incorporated. Daniel P. Amos, a director of Synovus, is Chairman of the Board and Chief Executive Officer of Aflac. The payments to Aflac by Synovus and its subsidiaries represent less than 2% of Aflac’s 2010 gross revenues.

On March 15, 2010, Synovus Bank sold certain residential property to Courtney and Paul Amos II, the daughter-in-law and son of Mr. Amos. In exchange for the property, the Amoses paid $4 million, $2.2 million of which was paid in cash and $1.8 million of which was paid through the exchange of like-kind property. In addition, the Amoses agreed to certain rental arrangements with Synovus Bank for the shorter of 24 months and the date that the Bank sells the like-kind property to a third party buyer (collectively, the “Amos Purchase”). The purchase price was based upon a number of factors and was on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. The payment to Synovus Bank in connection with the Amos Purchase represents less than 2% of Synovus’ 2010 gross revenues.

William Russell Blanchard, a son of director James H. Blanchard, was employed by a division of Synovus as a division bank president during 2010. William Russell Blanchard received $185,141 in compensation during 2010. The compensation received by Mr. Blanchard is determined under the standard compensation practices of Synovus.

The Amos Purchase was approved pursuant to Synovus’ related party transaction policy. None of the other transactions described above required review, approval or ratification under Synovus’ related party transaction policy as they occurred or began prior to the adoption of the policy by the Synovus Board or were subject to standing pre-approval under the policy.

Other Information About Board Independence

In addition to the information set forth under the caption “Related Party Transactions in the Ordinary Course” above, the Board also considered the following relationships in evaluating the independence of Synovus’ independent directors and determined that none of the relationships constitute a material relationship with Synovus:

•

Synovus provided lending and/or other financial services to each of Messrs. Amos, Anthony, Blanchard, Bradley, Brumley, Garrard, Goodrich, Lampton, Page, Purcell, Stelling, Tomlinson, Turner and Yancey and Ms. Camp and Ms. Ogie, their immediate family members and/or their affiliated organizations during 2010 in the ordinary course of business and on substantially the same terms as those available to unrelated parties. These relationships meet the Board’s categorical standards for independence;

•

Two immediate family members of Mr. Turner and one immediate family member of Mr. Bradley were compensated as non-executive employees of Synovus during 2010, which employment was in accordance with the Board’s categorical standards for independence; and

•

Entities affiliated with Mr. Amos made minimal payments to or received payments from Synovus for services in the ordinary course of business during 2010, which payments did not approach the 2% of consolidated gross revenues threshold set forth in the Board’s categorical standards for independence.

PRINCIPAL SHAREHOLDERS

The following table sets forth the number of shares of Synovus common stock held by the only known holders of more than 5% of the outstanding shares of Synovus common stock as of December 31, 2010.

Name and Address of Beneficial Owner	Shares of Synovus Stock Beneficially Owned as of 12/31/10		Percentage of Outstanding Shares of Synovus Stock Beneficially Owned as of 12/31/10
Synovus Trust Company, N.A.(1)	47,667,282	(2)	6.07%
1148 Broadway
Columbus, Georgia 31901

FMR LLC	78,429,661	(3)	9.99%
82 Devonshire Street
Boston, Massachusetts 02109

(1)	The shares of Synovus stock held by Synovus Trust Company are voted by the President of Synovus Trust Company.
(2)	As of December 31, 2010, the banking, brokerage, investment advisory and trust company subsidiaries of Synovus, including Synovus Bank through its wholly owned subsidiary, Synovus Trust Company, held in various fiduciary or advisory capacities a total of 47,705,209 shares of Synovus stock as to which they possessed sole or shared voting or investment power. Of this total, Synovus Trust Company held 40,546,968 shares as to which it possessed sole voting power, 46,794,744 shares as to which it possessed sole investment power, 143,397 shares as to which it possessed shared voting power and 556,438 shares as to which it possessed shared investment power. The other banking, brokerage, investment advisory and trust subsidiaries of Synovus held 37,927 shares as to which they possessed sole or shared investment power. Synovus and its subsidiaries disclaim beneficial ownership of all shares of Synovus stock which are held by them in various fiduciary, advisory, non-advisory or agency capacities.
(3)	As of December 31, 2010, FMR LLC and its direct and indirect subsidiaries possessed sole investment power as to 78,429,661 shares of Synovus stock and possessed sole voting power as to 856,180 shares of Synovus stock. Of the total shares beneficially owned by FMR LLC, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, beneficially owned 77,586,381 shares as a result of acting as investment adviser to various investment companies and Pyramis Global Advisers, LLC, an indirect wholly-owned subsidiary of FMR LLC, beneficially owned 843,280 shares of Synovus stock as a result of its serving as investment adviser to various institutional accounts. This information is based upon information included in a Schedule 13G filed on February 14, 2011 by FMR LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Synovus’ officers and directors, and persons who own more than ten percent of Synovus stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Synovus with copies of all Section 16(a) forms they file.

To Synovus’ knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, Synovus believes that during the fiscal year ended December 31, 2010 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that Mr. Stelling had seven transactions that were inadvertently reported late due to his automatic participation as an advisory director in a division’s director stock purchase plan.

SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for a shareholder proposal to be considered for inclusion in Synovus’ Proxy Statement for the 2012 Annual Meeting of Shareholders, the written proposal must be received by the Corporate Secretary of Synovus at the address below. The Corporate Secretary must receive the proposal no later than November 19, 2011. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

Synovus Financial Corp.

1111 Bay Avenue, Suite 500

Columbus, Georgia 31901

For a shareholder proposal that is not intended to be included in Synovus’ Proxy Statement for the 2012 Annual Meeting of Shareholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than December 29, 2011 and not later than January 28, 2012. The notice of a proposed item of business must provide information as required in the bylaws of Synovus which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.

The notice of a proposed director nomination must provide information as required in the bylaws of Synovus which, in general, require that the notice of a director nomination include your name, address and the number of shares you own beneficially or of record; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares owned beneficially or of record by the nominee, as well as information on any hedging activities or derivative positions held by the nominee with respect to Synovus shares. It must also include the information that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws. You must submit the nominee’s consent to be elected and to serve as well as a statement whether each nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election, an irrevocable resignation effective upon acceptance by the Board of Directors, in accordance with Synovus’ Corporate Governance Guidelines. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

GENERAL INFORMATION

Financial Information

A copy of Synovus’ 2010 Annual Report on Form 10-K, or 2010 Form 10-K, accompanies this Proxy Statement or, in the case of shareholders who receive Notice and Access, is available on the website with the proxy statement. Additional copies of the 2010 Annual Report on Form 10-K, without exhibits, will be furnished, without charge, by writing to the Corporate Secretary, Synovus Financial Corp., 1111 Bay Avenue, Suite 500, Columbus, Georgia 31901. The 2010 Form 10-K is also available on Synovus’ home page on the Internet at www.synovus.com under the “Financial Reports — SEC Filings” link on the “Investor Relations” page.

Solicitation of Proxies

Synovus will pay the cost of soliciting proxies. Proxies may be solicited on behalf of Synovus by directors, officers or employees by mail, in person or by telephone, facsimile or other electronic means. Synovus will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners. In addition, we have retained Phoenix Advisory Group LLC to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by telephone or by personal calls. The anticipated cost of the services of Phoenix Advisory Group is $12,500 plus expenses.

Householding

The Securities and Exchange Commission’s proxy rules permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement to those shareholders. This method of delivery, often referred to as householding, should reduce the amount of duplicate information that shareholders receive and lower printing and mailing costs for companies. Synovus and certain intermediaries are householding proxy materials for shareholders of record in connection with the Annual Meeting. This means that:

•

Only one Notice of Internet Availability of Proxy Materials or Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless you notify your broker or bank to the contrary;

•

You can contact Synovus by calling (706) 649-5220 or by writing Director of Investor Relations, Synovus Financial Corp., P.O. Box 120, Columbus, Georgia 31902 to request a separate copy of the Notice of Internet Availability of Proxy Materials or Annual Report and Proxy Statement for the 2011 Annual Meeting and for future meetings or, if you are currently receiving multiple copies, to receive only a single copy in the future or you can contact your bank or broker to make a similar request; and

•

You can request delivery of a single copy of the Notice of Internet Availability of Proxy Materials, Annual Report or Proxy Statements from your bank or broker if you share the same address as another Synovus shareholder and your bank or broker has determined to household proxy materials.

APPENDIX A

SYNOVUS FINANCIAL CORP.

DIRECTOR INDEPENDENCE STANDARDS

The following independence standards have been approved by the Board of Directors and are included within Synovus’ Corporate Governance Guidelines.

A majority of the Board of Directors will be independent directors who meet the criteria for independence required by the NYSE. The Corporate Governance and Nominating Committee will make recommendations to the Board annually as to the independence of directors as defined by the NYSE. To be considered independent under the NYSE Listing Standards, the Board must determine that a director does not have any direct or indirect material relationship with the Company. The Board has established the following standards to assist it in determining director independence. A director is not independent if:

•	The director is, or has been within the last three years, an employee of the Company or an immediate family member is, or has been within the last three years, an executive officer of the Company.

•

The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). (Compensation received by an immediate family member for service as an employee of the Company (other than an executive officer) is not taken into consideration under this independence standard).

•

(A) The director is a current partner or employee of a firm that is the Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues. (The principal amount of loans made by the Company to any director or immediate family member shall not be taken into consideration under this independence standard; however, interest payments or other fees paid in association with such loans would be considered payments.)

The following relationships will not be considered to be material relationships that would impair a director’s independence:

•

The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services (including financial services) in an amount which, in the prior fiscal year, is less than the greater of $1 million, or 2% of such other company’s consolidated gross revenues. (In the event this threshold is exceeded, and where applicable in the standards set forth below, the three year “look back” period referenced above will apply to future independence determinations).

•

The director or an immediate family member of the director is a partner of a law firm that provides legal services to the Company and the fees paid to such law firm by the Company in the prior fiscal year were less than the greater of $1 million, or 2% of the law firm’s total revenues.

•

The director or an immediate family member of the director is an executive officer of a tax exempt organization and the Company’s contributions to the organization in the prior fiscal year were less than the greater of $1 million, or 2% of the organization’s consolidated gross revenues.

•

The director received less than $120,000 in direct compensation from the Company during the prior twelve month period, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The director’s immediate family member received in his or her capacity as an employee of the Company (other than as an executive officer of the Company), less than $250,000 in direct compensation from the Company in the prior fiscal year, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The director or an immediate family member of the director has, directly, in his or her individual capacities, or, indirectly, in his or her capacity as the owner of an equity interest in a company of which he or she is not an employee, lending relationships, deposit relationships or other banking relationships (such as depository, trusts and estates, private banking, investment banking, investment management, custodial, securities brokerage, insurance, cash management and similar services) with the Company provided that:

1) Such relationships are in the ordinary course of business of the Company and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

2) With respect to extensions of credit by the Company’s subsidiaries:

(a) such extensions of credit have been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve, Sections 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities Exchange Act of 1934; and

(b) no event of default has occurred under the extension of credit.

For relationships not described above or otherwise not covered in the above examples, a majority of the Company’s independent directors, after considering all of the relevant circumstances, may make a determination whether or not such relationship is material and whether the director may therefore be considered independent under the NYSE Listing Standards. The Company will explain the basis of any such determinations of independence in the next proxy statement.

For purposes of these independence standards an “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

For purposes of these independence standards “Company” includes any parent or subsidiary in a consolidated group with the Company.

APPENDIX B

SHAREHOLDER RIGHTS PLAN

dated as of

April 26, 2010

between

SYNOVUS FINANCIAL CORP.

and

MELLON INVESTOR SERVICES LLC,

as Rights Agent

SHAREHOLDER RIGHTS PLAN

RIGHTS PLAN (this “Rights Plan”) dated as of April 26, 2010, between Synovus Financial Corp., a Georgia corporation (the “Company”), and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, (a) the Company and certain Subsidiaries (as defined below) have generated certain Tax Benefits (as defined below) for U.S. federal income tax purposes, (b) the Company desires to avoid certain types of owner shifts that could cause an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the Company’s ability to utilize such Tax Benefits and (c) in furtherance of such objective, the Company desires to enter into this Rights Plan;

WHEREAS, on April 26, 2010, the Board of Directors of the Company authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the close of business (as defined below) on April 29, 2010 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date; each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-millionth (subject to adjustment) of a share of Preferred Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. The following terms, as used herein, have the following meanings:

“Acquiring Person” means any Threshold Holder except:

(i) the U.S. Government;

(ii) any Exempt Person;

(iii) any Existing Holder unless such Existing Holder’s Percentage Stock Ownership increases on or after the Record Date, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;

(iv) any Person that would qualify as a Threshold Holder as a result of a redemption of Company Securities by the Company, unless and until such Person’s Percentage Stock Ownership increases on or after the date of such redemption, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;

(v) any Person that the Board determines, in its sole discretion, has inadvertently become a Threshold Holder, so long as such Person (or its Associate) promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person is no longer a Threshold Holder;

(vi) any Person that has become a Threshold Holder if the Board in good faith determines that the attainment of such status has not jeopardized or endangered, and likely will not jeopardize or endanger, the Company’s utilization of the Tax Benefits; provided that such Person’s Percentage Stock Ownership does not increase following such determination by the Board, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company;

(vii) any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer; and

(viii) any Strategic Investor unless such Strategic Investor’s Percentage Stock Ownership increases on or after the Record Date, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) any anti-dilution or similar adjustment in accordance with the terms of any Company Securities or (C) any redemption or repurchase of Company Securities by the Company.

“Associate” means, with respect to any Person, any other Person whose Company Securities are aggregated with the securities actually or constructively owned by the first Person pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

A Person or group of Persons shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” and shall have “Beneficial Ownership” of, any Company Securities or any Rights, as applicable; (i) which such Person directly owns or (ii) which such Person would be deemed to own constructively pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including as a result of the deemed exercise of an “option” pursuant to Treasury Regulation Section 1.382-4(d) and including, without duplication, Company Securities or Rights, as applicable, owned by any Associate of such Person); provided that a Person shall not be treated as “Beneficially Owning” Company Securities pursuant to clause (i) above to the extent that such Person (1) does not have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Company Securities and (2) properly completes and timely files a Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report), indicating that it does not have such right or power.

“Board” means the Board of Directors of the Company. Any approval, determination or other action to be taken by the Board hereunder may be taken by a duly authorized committee of the Board and any such appoval, determination or other action taken by any such committee will be considered the approval, determination or action of the Board for purposes hereof.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the States of New York, New Jersey or Georgia are authorized or obligated by law or executive order to close.

“close of business” on any given date means 5:00 p.m., New York City time, on such date; provided that if such date is not a Business Day “close of business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Common Stock” means the Common Stock, par value $1.00 per share, of the Company.

“Company Securities” means (i) shares of Common Stock, (ii) shares of preferred stock (other than Straight Preferred Stock) of the Company and (iii) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382-2T(f)(18).

“Distribution Date” means the earlier of (i) the close of business on the tenth Business Day after a Stock Acquisition Date and (ii) the close of business on the tenth Business Day (or such later day as may be designated prior to a Stock Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the date of this Rights Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, unless otherwise expressly specified.

“Exempt Person” means the Company, any Subsidiary (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

“Existing Holder” means any Beneficial Owner of 5% or more of the Common Stock immediately prior to the date of this Rights Plan.

“Expiration Date” means the earliest of (i) the Final Expiration Date, (ii) the time at which all Rights are redeemed as provided in Section 19 or exchanged as provided in

Section 20, (iii) the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward and (iv) a date prior to a Stock Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Rights Plan are no longer in the best interests of the Company and its shareholders.

“Final Expiration Date” means the date that is thirty-six (36) months and one day after the date hereof; provided that if a Stock Acquisition Date occurs fewer than thirty (30) days prior to such date, then the Final Expiration Date shall be the date that is thirty (30) days after the Stock Acquisition Date.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company by reason of Beneficially Owning any Company Securities, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k).

“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, unincorporated organizations or other legal entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

“Preferred Stock” means the Participating Cumulative Preferred Stock, no par value, of the Company, having the terms set forth in the form of the articles of amendment attached hereto as Exhibit A.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-millionth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $12.00.

“Qualified Offer” shall mean an offer determined by a majority of the Board to have each of the following characteristics with respect to the Common Stock:

(i) a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii) an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(iv) an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired for the same form and amount of consideration per share actually paid pursuant to the offer, subject to shareholders’ statutory appraisal rights, if any.

“Section 382” means Section 382 of the Code, or any comparable successor provision.

“Securities Act” means the Securities Act of 1933, as amended, unless otherwise expressly specified.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Company or an Acquiring Person (or an Associate thereof) indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means preferred stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3). For the avoidance of doubt, the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Company shall be treated as “Straight Preferred Stock” for purposes of this Rights Plan.

“Strategic Investor” means any Beneficial Owner of Company Securities that is designated as a Strategic Investor (which designation must include a specific reference to this Rights Plan and this definition) in an agreement between the Company and such Strategic Investor that is approved by the Board in connection with an acquisition of Beneficial Ownership of Company Securities by such Beneficial Owner, it being understood that such agreement may include such restrictions and conditions, if any, as the Board may approve.

“Subsidiary” means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any Subsidiary.

“Threshold Holder” means (i) any Beneficial Owner of 5% or more of the Common Stock then outstanding and (ii) any Person or group of Persons that is or becomes a “5-percent shareholder” of the Company described in Treasury Regulation Section 1.382-2T(g)(1)(i) or (ii).

“Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

“U.S. Government” means any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Company	Preamble
Exchange Ratio	20
Record Date	Recitals
Redemption Price	19
Right	Recitals
Right Certificate	4
Rights Agent	Preamble
Rights Plan	Preamble
Trust	20
Trust Agreement	20

SECTION 2. Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Rights Plan shall refer to this Rights Plan as a whole and not to any particular provision of this Rights Plan. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Rights Plan unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Rights Plan as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Rights Plan. Any singular term in this Rights Plan shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Rights Plan, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

SECTION 3. Issuance of Rights and Right Certificates. (a) As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit B hereto, by first class mail, postage prepaid, to each record holder of Common Stock as of the close of business on the Record Date. Certificates for the Common Stock issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date shall have printed or written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences certain Rights as set forth in a Rights Plan between Synovus Financial Corp. (the “Company”) and Mellon Investor Services LLC, as Rights Agent, dated as of April 26, 2010, and as amended from time to time (the “Rights Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of this certificate a copy of the Rights Plan without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Plan, such Rights may be evidenced by separate certificates instead of by this certificate and may be redeemed or exchanged or may expire. As set forth in the Rights Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Rights Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void. Rights are also subject to additional restrictions on transfer as set forth in the Rights Plan.

In addition, the confirmation and account statements sent to holders of shares of Common Stock in book-entry form (which shares of Common Stock shall also be deemed to represent Rights Certificates) shall have printed or written on or otherwise affixed to them a legend in substantially the following form:

Each share of Common Stock, par value $1.00 per share, of Synovus Financial Corp., a Georgia corporation (the “Company”), evidences certain Rights as set forth in a Rights Plan between the Company and Mellon Investor Services LLC, as Rights Agent, dated as of April 26, 2010, and as amended from time to time (the “Rights Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. The Company will mail to the holder of shares to which this statement relates a copy of the Rights Plan without charge promptly after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Plan, such Rights may be evidenced by separate certificates instead of by the shares to which this statement relates and may be redeemed or exchanged or may expire. As set forth in the Rights Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Rights Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void. Rights are also subject to additional restrictions on transfer as set forth in the Rights Plan.

(b) Prior to a Distribution Date, (i) the Rights will be attached to the shares of Common Stock underlying the balances indicated in the book-entry account system of the transfer agent for the Common Stock or, in the case of certificated shares, all Common Stock certificates representing shares then outstanding and will not be evidenced by separate Right Certificates (as hereinafter defined) and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying Common Stock.

(c) From and after a Distribution Date, the Rights will be evidenced solely by separate Right Certificates and will be transferable only in connection with the transfer of the Right Certificates pursuant to Section 5. As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Rights Agent, if provided with all necessary information, will send, by first class, insured, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate thereof), one or more Right Certificates evidencing in the case of Common Stock, one Right (subject to adjustment as provided herein) for each share of Common Stock so held. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 9, the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 11(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights, and provide the Rights Agent with a written certificate describing such adjustments. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice has been received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(d) Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date. In addition, in connection with the issuance or sale of shares of Common Stock following a Distribution Date and prior to the Expiration Date, the Company may, with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options or under any employee plan or arrangement or (ii) upon the exercise, conversion, settlement or exchange of other securities issued by the Company prior to the Distribution Date, and (iii) in any other case, if deemed appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise be made in lieu of the issuance thereof.

SECTION 4. Form of Right Certificates. (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall be substantially in the form of Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Plan, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(b) The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its Chairman of the Board, Chief Operating Officer or any Executive Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Plan any such Person was not such an officer.

(c) Notwithstanding any of the provisions of this Rights Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates (which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and/or the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Rights Plan.

SECTION 5. Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Following a Distribution Date, receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3, the Rights Agent shall keep or cause to be kept, at its office designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates. Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the Right Certificate and the certificate number.

(b) At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in this Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed), shall make such requests in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred or exchanged at the office of the Rights Agent designated for such purpose. The Rights Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 6(f). Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 6(e), 6(f), 8(e), 11, 12 and 20, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested. The Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Right Certificate or Certificates. The Rights Agent shall have no duty or obligation under any Section of this Agreement requiring the payment of taxes or charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid or are not payable.

(c) Upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

SECTION 6. Exercise of Rights. (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 6(e), 6(f), 8(e), 12 and 20) in whole or in part at any time after a Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable in immediately available or next day funds to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any applicable tax or charge. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice.

(b) Upon satisfaction of the requirements of Section 6(a) and subject to Section 17(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-millionths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-millionths of a share of Preferred Stock to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company will direct the depositary agent to comply with such request), (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 11 and (iii) after receipt of such certificates or depositary receipts and cash (if any), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder). If the Company is obligated to deliver Common Stock or other securities or assets pursuant to this Rights Plan, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when necessary to comply with this Rights Plan.

(c) Each Person (other than the Company) in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any taxes or other charges) was made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

(d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 11.

(e) Notwithstanding anything in this Rights Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person who (A) becomes a transferee after a Stock Acquisition Date of Rights owned by the relevant

Acquiring Person (or Associate thereof) on the Stock Acquisition Date or (B) becomes a transferee prior to or concurrently with a Stock Acquisition Date and, in the case of this clause (B), receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person (or an Associate of an Acquiring Person) or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or an Associate thereof) to holders of equity interests in such Acquiring Person (or in such Associate thereof) or to any Person with whom the Acquiring Person (or an Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 6(e), shall become null and void without any further action, and no holder of such Rights (other than a transferee not of a type described in clause (ii)) shall have any rights whatsoever with respect to such Rights, whether under this Rights Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 6(e) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Associate or any transferee of an Acquiring Person (or an Associate thereof) hereunder.

(f) Notwithstanding anything in this Rights Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 5 or exercise pursuant to this Section 6 unless the registered holder of the applicable Rights (i) shall have properly completed and duly signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof, (iii) shall be in compliance with Section 12, (iv) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company or the Rights Agent shall reasonably request and (v) shall have paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer or exchange of Rights Certificates as required by Section 8(e) hereof.

SECTION 7. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Plan. The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall cancel, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

SECTION 8. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of authorized but not outstanding shares of Preferred Stock sufficient to permit the exercise in full of all outstanding Rights as provided in this Rights Plan.

(b) So long as the Preferred Stock issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

(c) The Company shall (i) file, as soon as practicable following the earliest date after a Stock Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 9(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in Section 8(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 8(c) and give the Rights Agent a copy of such announcement. Notwithstanding anything contained in this Rights Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(d) The Company shall take all such action as may be necessary to ensure that all one one-millionths of a share of Preferred Stock issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(e) The Company shall pay when due and payable any and all taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or any certificates for Preferred Stock to a Person other than the registered holder of the applicable Right Certificate and prior to any such issuance or delivery of any Right Certificates or any certificates for Preferred Stock, any such tax or charge shall have been paid by the holder of such Right Certificate or it shall have been established to the Company’s or the Rights Agent’s satisfaction that no such tax or other governmental charge is due.

SECTION 9. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. (a) (i) To preserve the actual or potential economic value of the Rights, if at any time after the date hereof there shall be any change in the Common Stock or Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of shares of Preferred Stock (or the number and kind of other securities) issuable upon exercise of each Right (or in exchange for any Right pursuant to Section 20), the Purchase Price and Redemption Price in effect at such time and/or the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each share of Common Stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event. If an event occurs that requires an adjustment under both this Section 9(a)(i) and Section 9(a)(ii), the adjustment provided for in this Section 9(a)(i) shall be made prior to, and in addition to, any adjustment required pursuant to Section 9(a)(ii).

(ii) In the event that any Person becomes an Acquiring Person at any time after the date of this Rights Plan, each holder of a Right shall (except as otherwise provided herein, including Section 6(e) be entitled to receive upon exercise thereof (in accordance with the provisions of Section (6) at the then current Purchase Price such number of one-millionths of a share of Preferred Stock equal to the result obtained by dividing

(x) the product obtained by multiplying the then current Purchase Price by the number of one-millionths of a share of Preferred Stock for which a Right was exercisable immediately prior to the occurrence of such event (such product being from such time on the “Purchase Price” for each Right and for all purposes of this Rights Plan) by

(y) 50% of the current market price per share of Common Stock (determined pursuant to Section 9(b)(i)) on the date of the occurrence of such event.

(b)(i) For purposes of computations hereunder other than computations made pursuant to Section 11, the “current market price” per share of Common Stock on any date shall be the average of the daily closing prices per share of such Common Stock at the close of the regular session of trading for the 30 Trading Days immediately prior to but not including such date; and for purposes of computations made pursuant to Section 11, the “current market price” per share of Common Stock for any Trading Day shall be the closing price per share of Common Stock at the close of the regular session of trading for such Trading Day; provided that if the current market price per share of the Common Stock is determined during a period that is in whole or in part following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock, securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, at the close of the regular session of trading or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system at the close of the regular session of trading with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board (in each case prices which are not identified as having been reported late to the system). If on any such date, no market maker is making a market in the Common Stock or the Common Stock is not publicly held or not so listed or traded, the “current market value” of such shares on such date shall be as determined in good faith by the Board (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board) which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 9(b)(i) (other than the last sentence thereof). If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Rights Plan) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 9(b)(i)). For all purposes of this Rights Plan, the “current market price” of one one-millionth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000,000.

(iii) For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring

Person, by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(c) Notwithstanding any provision of this Rights Plan to the contrary, no adjustment of any item described in Section 9(a)(i) (e.g., the Purchase Price, the Redemption Price, the number of shares of Preferred Stock issuable upon exercise of the Rights, etc.) shall be required unless such adjustment would require an increase or decrease of at least 1% in the relevant item; provided that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 9 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other securities or one ten-billionth of a share of Preferred Stock, as the case may be.

(d) All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one-millionths of a share of Preferred Stock and other capital stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(e) Irrespective of any adjustment or change in the Purchase Price or the number of one-millionths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-millionth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

(f) In any case in which this Section 9 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise over and above the number of one-millionths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(g) Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 9, as and to the extent that it, in its sole discretion, determines to be advisable so that any consolidation or subdivision of the Common Stock or Preferred Stock, issuance wholly for cash of any Common Stock or Preferred Stock at less than the current market price, issuance wholly for cash of any Common Stock or Preferred Stock or securities which by their terms are convertible into or exercisable for Common Stock or Preferred Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 9 hereafter made by the Company to the holders of its Common Stock or Preferred Stock shall not be taxable to such shareholders.

(h) The Company agrees that after a Distribution Date, it will not, except as permitted by Sections 19, 20 or 23, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

SECTION 10. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 9, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to a Distribution Date, to each holder of shares of Common Stock in book-entry form and each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 22. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any such adjustment or any such event unless and until it shall have received such certificate.

SECTION 11. Fractional Rights and Fractional Shares. (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right. For purposes of this Section 11(a), the current market price of a whole Right shall be the closing price of a Right at the close of the regular session of trading for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable. The closing price of a Right for any day shall be determined in the manner set forth for the Common Stock in Section 9(b)(i).

(b) The Company is not required to issue fractions of shares of Preferred Stock (other than fractions that are multiples of one one-millionth of a share of Preferred Stock) or to distribute certificates that evidence fractional shares of Preferred Stock (other than fractions that are multiples of one one-millionth of a share of Preferred Stock) upon exercise of the Rights or upon exchange of the Rights pursuant to Section 20(a). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. For purposes of this Section 11(b), the current market price of one one-millionth of a share of Preferred Stock shall be one one-millionth of the closing price of a share of Preferred Stock (as determined pursuant to Section 9(b)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) Upon any exchange pursuant to Section 20(c), the Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time of the exchange as herein provided an amount in cash equal to the same fraction of the current market price of one share of Common Stock. For purposes of this Section 11(c), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 9(b)(i)) for the Trading Day immediately prior to the date of such exchange.

(d) Each holder of a Right, by his acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right except as permitted by this Section 11.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

SECTION 12. Certain Legal and Regulatory Matters. Notwithstanding anything in this Rights Plan to the contrary, (a) no registered holder of Rights may exercise, and such Rights shall not be exercisable so long as they are held by such holder, such Rights to the extent that such exercise would contravene any applicable law or regulation or require any filing with, notice to or action by or in respect of any governmental or regulatory authority, including the Board of Governors of the Federal Reserve System, unless and until such filing, notice or action has been made, taken or obtained and (b) no Rights may be transferred unless such transfer complies with all applicable laws and regulations (including with respect to the identity of the proposed transferee, the manner of transfer and any required filing with, notice to or action by or in respect of any governmental or regulatory authority).

SECTION 13. Agreement of Right Holders. Each holder of a Right, by his acceptance of the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to a Distribution Date, the Rights will be evidenced by and transferable only in connection with the transfer of Common Stock;

(b) after a Distribution Date, the Rights will be evidenced by Right Certificates and transferable only on the registry books of the Rights Agent pursuant to Section 5 and in compliance with this Rights Plan (including Sections 6(e) and 12);

(c) subject to Sections 5 and 6, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate is registered (or, prior to a Distribution Date, the

Person in whose name a certificate representing Common Stock is registered or, in the case of shares of Common Stock in book-entry form, the registered holder of Common Stock) as the absolute owner of such certificate or Common Stock and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing Common Stock made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 6(e), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Rights Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

SECTION 14. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of such Right Certificate any of the rights of a shareholder of the Company (including any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting shareholders (except as provided in Section 21), or to receive dividends or subscription rights, or otherwise until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 15. Appointment of Rights Agent. (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine; provided, however, that the Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights agent.

(b) The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, negotiation, delivery, amendment, execution or administration of this Rights Plan and the exercise and performance of its duties hereunder. The Company also shall indemnify the

Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Rights Plan, including the costs and expenses of defending against any claim of liability arising therefrom. The provisions of this Section 15 and Section 17 below shall survive the termination of this Rights Plan, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

(c) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct in connection with, its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice or opinion of counsel as set forth in Section 17 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder but as to which no notice was provided, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

SECTION 16. Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any Person resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or stock transfer businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Plan without the execution or filing of any paper or any further act on the part of any party hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 18. If at the time such successor Rights Agent succeeds to the agency created by this Rights Plan any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

(b) If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Plan.

SECTION 17. Duties of the Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Rights Plan (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted to be taken by it in the absence of gross negligence, bad faith or willful misconduct and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Rights Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the Chairman of the Board, the Chief Operating Officer or any Executive Vice President, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent for any action taken, suffered or omitted to be taken by it under the provisions of this Rights Plan in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited in the aggregate to an amount equal to $500,000.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for or be under any responsibility (i) in respect of the validity of this Rights Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), (ii) for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Rights Plan or in any Right Certificate, (iii) for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 6(e)) or (iv) for any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment). The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Rights Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Plan.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the Chairman of the Board, the Chief Operating Officer or any Executive Vice President, or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken in accordance with instructions of any such officer. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company will be provided to the Company in the manner set forth in Section 22 and may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Plan and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after, but not including, the date the Company actually receives such application, unless the Company shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.

(h) The Rights Agent and any shareholder, affiliate, director, officer, agent or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Plan. Nothing herein shall preclude the Rights Agent or any stockholder, affiliate, director, officer, agent or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Rights Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with the administration of this Rights Plan or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

SECTION 18. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Plan upon 30 days’ notice to the Company and to each transfer agent of the Common Stock and Preferred Stock. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, after a Distribution Date, to the holders of the Right Certificates. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the

Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of such Person described in clause (a). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to a Distribution Date, mail a notice thereof to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 18, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 19. Redemption. (a) At any time prior to a Distribution Date, the Board may, at its option, redeem all but not fewer than all of the then outstanding Rights at a redemption price of $0.000001 per Right, as such amount may be appropriately adjusted pursuant to Section 9(a)(i) (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

(b) Immediately upon the action of the Board electing to redeem the Rights (or at such later time as the Board may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly thereafter give prompt written notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

SECTION 20. Exchange. (a) At any time on or after a Stock Acquisition Date, with respect to all or any part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 6(e) or which are not exercisable pursuant to Section 12), the Board may, at its option, exchange for each Right one one-millionth of a share of Preferred Stock, subject to adjustment pursuant to Section 9(a)(i)

(such exchange ratio being hereinafter referred to as the “Exchange Ratio”). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

(b) Immediately upon the effectiveness of the action of the Board to exchange any Rights pursuant to Section 20(a) (or at such later time as the Board may establish) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of fractional shares of Preferred Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly thereafter give written notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Rights for fractional shares of Preferred Stock will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 6(e) or which are not exercisable pursuant to Section 12) held by each holder of Rights.

(c) In lieu of exchanging all or any part of the then outstanding and exercisable Rights for fractional shares of Preferred Stock in accordance with Section 20(a), the Board may, at its option, exchange any such Rights (which shall not include Rights that have become null and void pursuant to Section 6(e) or which are not exercisable pursuant to Section 12) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, as may be adjusted pursuant to Section 9(a)(i).

(d) Prior to effecting an exchange pursuant to this Section 20, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the fractional shares of Preferred Stock, or shares of Common Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive shares or other securities pursuant to the exchange shall be entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

SECTION 21. Notice of Proposed Actions and Certain Other Matters. (a) If the Company proposes, at any time after a Distribution Date, (i) to pay any dividend payable in stock of any class or to make any other distribution (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) to the holders of Preferred Stock, (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect, or permit any Subsidiary to effect, any consolidation, merger or combination with any other Person, or to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and Subsidiaries, taken as a whole, or (v) to effect the liquidation, dissolution or winding-up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, in accordance with Section 22 hereof, a notice of such proposed action specifying the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 21(a)(i) or Section 21(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) The Company shall as soon as practicable after a Stock Acquisition Date give to each holder of a Right and the Rights Agent, in accordance with Section 22, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 9.

SECTION 22. Notices. Except as set forth below, all notices, requests and other communications to any party hereunder and to the holder of any Right shall be in writing (including facsimile transmission) unless otherwise expressly specified herein. Notices or demands authorized by this Rights Plan to be given or made to or on the Company or (subject to Section 18) the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail (postage prepaid) to the addresses set forth below (or such other address as such party specifies in writing to the other party) or by facsimile transmission to the numbers set forth below (or such other number as such party specifies in writing to the other party):

if to the Company, to:

Synovus Financial Corp.

1111 Bay Avenue, Suite 500

Columbus, GA 31901

Attention: General Counsel

Telephone: (706) 644-4982

Facsimile: (706) 644-1957

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: William L. Taylor

Telephone: (212) 450-4133

Facsimile: (212) 701-5800

if to the Rights Agent, to:

BNY Mellon Shareowner Services

600 N. Pearl, Suite 1010

Dallas, TX 75201

Attention: David Cary, Relationship Manager

Telephone: (214) 922-4457

Facsimile: (214) 922-4466

with a copy to:

BNY Mellon Shareowner Services

480 Washington Blvd

29th Floor

Jersey City, NJ 07310

Attention: Legal Department

Except as otherwise expressly set forth in this Rights Plan, notices or demands authorized by this Rights Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate or any certificate representing Common Stock is sufficiently given or made if sent by first class mail (postage prepaid) to each record holder of such Certificate or certificate at the address of such holder shown on the registry books of the Company. Notwithstanding anything in this Rights Plan to the contrary, prior to a Distribution Date a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Rights Plan and no other notice need be given to such holders.

SECTION 23. Supplements and Amendments. Except as otherwise provided in this Section 23, at any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Plan in any respect without the approval of any holders of Rights, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent. At any time after the occurrence of a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Rights Plan without the approval of any holders of Rights, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than with respect to Rights Beneficially Owned by an Acquiring Person), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Upon the delivery of a certificate from the Chief Executive Officer, the Chairman of the Board, the Chief Operating Officer, any Executive Vice President, the Secretary or any Assistant Secretary of the Company stating that the proposed supplement or amendment is in compliance with the terms of this Rights Plan, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Rights Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Rights Plan.

SECTION 24. Successors. All the covenants and provisions of this Rights Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 25. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Rights Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Rights Plan, including the right and power to (i) interpret the provisions of this Rights Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Rights Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith shall be (x) final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject the Board to any liability to the holders of the Rights. The Rights Agent is entitled always to presume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

SECTION 26. Benefits of this Rights Plan. Nothing in this Rights Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing Common Stock and, in the case of uncertificated shares, shares of Common Stock in book-entry form) any legal or equitable right, remedy or claim under this Rights Plan; but this Rights Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing Common Stock and, in the case of uncertificated shares, shares of Common Stock in book-entry form).

SECTION 27. Severability. If any term, provision, covenant or restriction of this Rights Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that, if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent hereunder, the Rights Agent shall be entitled to resign immediately.

SECTION 28. Governing Law. This Rights Plan, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions, regarding the rights, duties, obligations and liabilities of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

SECTION 29. Counterparts; Effectiveness. This Rights Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument and shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.

SECTION 30. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Rights Plan to be duly executed by their respective authorized officers as of the day and year first above written.

SYNOVUS FINANCIAL CORP.

By:	/s/Thomas J. Prescott
	Name:	Thomas J. Prescott
	Title:	Executive Vice President and Chief Financial Officer

MELLON INVESTOR SERVICES LLC

By:	/s/David Cary
	Name:	David Cary
	Title:	Relationship Manager

EXHIBIT A

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

SYNOVUS FINANCIAL CORP.

1.

The name of the corporation is “Synovus Financial Corp.”

2.

The Articles of Incorporation, as amended, of the Corporation are amended by adding to the end of Article 4 the heading “Creation of Series B Participating Cumulative Preferred Stock” and thereafter the powers, rights, and preferences, and the qualifications, limitations, and restrictions thereof, of the Series B Participating Cumulative Preferred Stock are as set forth in Exhibit A attached hereto.

3.

The foregoing amendments were adopted on April 26, 2010.

4.

The foregoing amendments were duly adopted by the Board of Directors of Synovus Financial Corp. without shareholder action. The foregoing amendments did not require shareholder action.

IN WITNESS WHEREOF, Synovus Financial Corp. has caused these Articles of Amendment to be executed as of April 26, 2010.

SYNOVUS FINANCIAL CORP.

By:
Name:
Its:

EXHIBIT A

DESIGNATIONS, POWERS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS

OF

SERIES B PARTICIPATING CUMULATIVE PREFERRED STOCK

OF

SYNOVUS FINANCIAL CORP.

Section 1. Designation and Number of Shares. The shares of such series shall be designated as “Series B Participating Cumulative Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 2,500.

Section 2. Dividends and Distributions. (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series B Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular quarterly dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) the Multiplier Number (as defined below) times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (A) a dividend payable in shares of Common Stock, par value $1 per share, of the Corporation (the “Common Stock”) or (B) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. As used herein, the “Multiplier Number” shall be 1,000,000; provided that if, at any time after April 26, 2010, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of Series B Preferred Stock shall be in the same economic position as prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than as described in Sections 2(a)(ii)(A) and 2(a)(ii)(B)); provided that if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date (or, with respect to the first Quarterly Dividend Payment Date, the period between the first issuance of any share or fraction of a share of Series B Preferred Stock and such first Quarterly Dividend Payment Date), a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issuance of such shares of Series B Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Each share of Series B Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of shareholders of the Corporation.

(b) Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of shareholders of the Corporation.

(c)(i) If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series B Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Series B Preferred Stock and any other series of Preferred Stock then entitled as a class to elect directors, voting together as a single class, irrespective of series, shall have the right to elect two Directors.

(ii) During any default period, such voting right of the holders of Series B Preferred Stock may be exercised initially at a special meeting called pursuant to Section 3(c)(iii) hereof or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders; provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of 10% in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of holders of Common Stock shall not affect the exercise by holders of Preferred Stock of such voting right. At any meeting at which holders of Preferred Stock shall initially exercise such voting right, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two Directors or, if such right is exercised at an annual meeting, to elect two Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B Preferred Stock.

(iii) Unless the holders of Preferred Stock shall have previously exercised their right to elect Directors during an existing default period, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, any Executive Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Section 3(c)(iii) shall be given to each holder of record of Preferred Stock by mailing such notice to him at the address of such holder shown on the registry books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series. Notwithstanding the provisions of this Section 3(c)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of shareholders.

(iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Section 3(c)(ii) hereof) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this Section 3(c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the articles of incorporation or bylaws irrespective of any increase made pursuant to the provisions of Section 3(c)(ii) (such number being subject, however, to change thereafter in any manner provided by law or in the articles of incorporation or bylaws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(d) The articles of incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series B Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class.

(e) Except as otherwise expressly provided herein or by applicable law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series B Preferred Stock shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock;

(ii) declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series B Preferred Stock; or

(iv) redeem, purchase or otherwise acquire for value any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series B Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the articles of incorporation of the Corporation or as otherwise permitted under Georgia law.

Section 6. Liquidation, Dissolution and Winding-up. Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times (y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8. No Redemption. The Series B Preferred Stock shall not be redeemable.

Section 9. Rank. The Series B Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters. Without limiting the generality of the foregoing, the Series B Preferred Stock shall rank junior to the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding up.

Section 10. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

EXHIBIT B

AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED OR TRANSFERRED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID. AS SET FORTH IN THE RIGHTS PLAN, THE EXERCISE AND TRANSFER OF RIGHTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS.

SUMMARY OF TERMS

SYNOVUS FINANCIAL CORP.

SHAREHOLDER RIGHTS PLAN

Purpose	The purpose of the shareholder rights plan (the “Rights Plan”) described in this summary of terms is to preserve the value of the certain deferred tax assets (“Tax Benefits”) of Synovus Financial Corp. (the “Company”)
for U.S. federal income tax purposes.

Form of Security	The Board of Directors of the Company (the “Board”) authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock of the Company (the “Common Stock”) outstanding at the close of business on April 29, 2010 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions set forth in the Rights Plan, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date.

Exercise	Prior to a Distribution Date,[1] the Rights are not exercisable.

After a Distribution Date, each Right is exercisable to purchase, for
$12.00 (the “Purchase Price”), one one-millionth of a share of Series B
Participating Cumulative Preferred Stock of the Company (“Preferred
Stock”).

[1]	Distribution Date means the earlier of:

•	the 10th business day after public announcement that any person or group has become an Acquiring Person; and

•

the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board prior to the expiration of the tender or exchange offer.

Flip-In	If any person or group (an “Acquiring Person”) either (a) becomes a beneficial owner of 5% or more of the Common Stock then outstanding or (b) becomes a “5% shareholder” under the applicable U.S. tax regulations (in either case, a “Threshold Holder”) (subject to certain exceptions described in the Rights Plan), then on the related Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons and their transferees) will entitle the holder to purchase, for the Purchase Price, a number of millionths of a share of Preferred Stock having a market value of twice the Purchase Price; provided that (i) none of the U.S. Government, its instrumentalities or agencies and certain of its wholly-owned entities shall be an Acquiring Person; (ii) none of the Company and certain affiliates of the Company shall be an Acquiring Person; (iii) no “Existing Holder” (as defined in the Rights Plan) shall be an Acquiring Person so long as the applicable “Existing Holder” does not increase its percentage stock ownership of the Company, except under certain limited circumstances; (iv) no person or group that has become a Threshold Holder as a result of a redemption by the Company shall be an Acquiring Person so long as such person or group does not increase its percentage stock ownership of the Company, except under certain limited circumstances; (v) no person or group that the Board determines, in its sole discretion, has inadvertently become a Threshold Holder shall be an Acquiring Person so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person is no longer a Threshold Holder; (vi) no person or group that has become a Threshold Holder shall be an Acquiring Person if the Board determines, in its sole discretion, that the attainment of such status has not jeopardized or endangered, and likely will not jeopardize or endanger, the Company’s utilization of the Tax Benefits so long as such person or group does not increase its percentage stock ownership of the Company, except under certain limited circumstances; (vii) an acquisition by a person or group of at least a majority of the Common Stock made by that person or group through a “Qualified Offer” (as defined in the Rights Plan, which among other things requires that the offer be made for all shares and that the offeror must indicate that it intends, promptly after the offer closes, to complete a merger in which the remaining shareholders receive the same consideration) shall not result in any person or group becoming an Acquiring Person; and (viii) no Strategic Investor (as defined in the Rights Plan) shall be an Acquiring Person so long as the applicable Strategic Investor does not increase its percentage stock ownership of the Company, except under limited circumstances.

Legal and Regulatory Matters	Rights are not exercisable to the extent that such exercise would contravene any applicable law or regulation or require any filing with, notice to or action by or in respect of any governmental or regulatory authority unless and until such filing, notice or action has been made, taken or obtained. No Rights may be transferred unless such transfer complies with all applicable laws and regulations.

Exchange	At any time on or after a Stock Acquisition Date (as defined in the Rights Plan), the Board may elect to exchange all or part of the Rights (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons and their transferees) for one one-millionth of a share of Preferred Stock (or one share of Common Stock) per Right, subject to adjustment.

Redemption	The Board may, at its option, redeem all, but not fewer than all, of the then outstanding Rights at a redemption price of $0.000001 per Right at any time prior to a Distribution Date.

Expiration	The Rights will expire on the earlier of (i) the date that is 36 months and one day after the date of adoption of the Rights Plan (the “Final
Expiration Date”), unless a Stock Acquisition Date occurs fewer than
30 days prior to such date, in which case the Final Expiration Date shall be the date that is thirty (30) days after the Stock Acquisition
Date; (ii) the time at which all Rights are redeemed or exchanged;
(iii) the first day of a taxable year of the Company to which the
Board determines that no Tax Benefits may be carried forward; and
(iv) a date prior to a Stock Acquisition Date on which the Board determines, in its sole discretion, that the Rights and the Rights Plan are no longer in the best interests of the Company and its
shareholders.

Amendments	At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Plan without the approval of any holders of certificates representing shares of Company Securities.

After a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend the Rights Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than with respect to Rights beneficially owned by an Acquiring Person and certain affiliated persons), (b) cause this Rights Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

Shareholder Rights	Holders of rights have no rights as a shareholder of the Company, including the right to vote or to receive dividends.

Antidilution Provisions	The Rights Plan includes antidilution provisions designed to preserve the efficacy of the Rights.

A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, as amended from time to time, the complete terms of which are hereby incorporated by reference.

EXHIBIT C

[FORM OF RIGHT CERTIFICATE]

No. R -	[Number of] Rights

NOT EXERCISABLE AFTER THE EARLIER OF                     , 20    AND THE DATE ON WHICH THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS PLAN. AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID. AS SET FORTH IN THE RIGHTS PLAN, THE EXERCISE AND TRANSFER OF RIGHTS ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS.

RIGHT CERTIFICATE

SYNOVUS FINANCIAL CORP.

This Right Certificate certifies that                     , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Rights Plan dated as of April 26, 2010 (the “Rights Plan”) between Synovus Financial Corp., a Georgia corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (the “Rights Agent”)) to purchase from the Company, at any time after a Distribution Date and prior to the Expiration Date, one one-millionth of a fully paid, nonassessable share of Series B Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company at a purchase price of $12.00 per one one-millionth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Plan.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of April 26, 2010, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Rights Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by an Acquiring Person after an Acquiring Person has become such, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights. If the Rights evidenced by this Right Certificate are beneficially owned by (a) a transferee of Rights Beneficially Owned by such Acquiring Person who (i) becomes a transferee after a Stock Acquisition Date of Rights owned by the relevant Acquiring Person (or an Associate thereof) on the Stock Acquisition Date or (ii) becomes a transferee prior to or concurrently with a Stock Acquisition Date and, in the case of this clause (ii), receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person (or an Associate of an Acquiring Person) or (B) pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person (or an Associate thereof) to holders of equity interests in such Acquiring Person (or an Associate thereof) or to any Person with whom the Acquiring Person (or an Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the board of directors determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of these transfer restrictions, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.

No holder of the Rights evidenced by this Rights Certificate may exercise, and such Rights shall not be exercisable so long as they are held by such holder, such Rights to the extent that such exercise would contravene any applicable law or regulation or require any filing with, notice to or action by or in respect of any governmental or regulatory authority unless and until such filling, notice or action has been made, taken or obtained. No Rights evidenced by this Rights Certificate may be transferred unless such transfer complies with all applicable laws and regulations (including with respect to the identity of the proposed transferee, the manner of transfer and any required filing with, notice to or action by or in respect of any governmental or regulatory authority).

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Plan.

At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth below in the Rights Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered. Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the office of the Rights Agent designated for such purpose.

Subject to the provisions of the Rights Plan, the Board of Directors of the Company may, at its option,

(a) at any time on or prior to a Distribution Date redeem all but not less than all of the then outstanding Rights at a redemption price of $0.000001 per Right, as may be adjusted pursuant to the Rights Plan; or

(b) at any time on or after a Stock Acquisition Date exchange all or part of the then outstanding Rights (which shall not include Rights that have become null and void pursuant to Section 6(e) of the Rights Plan) for fractional shares of Preferred Stock at an exchange ratio of one millionth of a share of Preferred Stock per Right, as may be adjusted pursuant to the Rights Plan. If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-millionth of a share of Preferred Stock). In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised an amount in cash equal to the same fraction of the current market price of one one-millionth of a share of Preferred Stock. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company (including any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Plan), to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of                     , 20

SYNOVUS FINANCIAL CORP.

By:
Name:
Title:

[SEAL]

Attest:

Name:
Title:

Countersigned:

MELLON INVESTOR SERVICES LLC as Rights Agent

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                         Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated:                     , 20

Signature

Medallion Signature Guaranteed:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate     are     are not Beneficially Owned by an Acquiring Person and     are     are not being assigned by or on behalf of a Person who is or was an Acquiring Person or an Associate of an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it     did     did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Associate of an Acquiring Person.

Dated:                     , 20

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Right Certificate.)

To:	Synovus Financial Corp.

The undersigned hereby irrevocably elects to exercise                     Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                     , 20

Signature

Medallion Signature Guaranteed:

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate     are     are not Beneficially Owned by an Acquiring Person and     are     are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Associate of an Acquiring Person (as such terms are defined in the Rights Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it     did     did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Associate of an Acquiring Person.

Dated:                     , 20

Signature

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

APPENDIX C

SYNOVUS FINANCIAL CORP.

2011 EMPLOYEE STOCK PURCHASE PLAN

(EFFECTIVE AS OF JULY 1, 2011)

The name of this plan is the Synovus Financial Corp. 2011 Employee Stock Purchase Plan (the “Plan”). The purpose of the Plan is to enable Synovus and its subsidiaries to provide their employees a convenient means of purchasing, by means of voluntary payroll deductions and matching contributions from the Participating Employers, shares of Synovus Common Stock on the open market, and to thereby promote interest in its success and growth and to encourage continuity of employment among its employees.

ARTICLE I

DEFINITIONS

A. Administrator: The Administrator of the Plan, which shall be Synovus or any Affiliate designated by Synovus from time to time to administer the Plan.

B. Affiliate of Synovus: Subsidiaries of Synovus or divisions of Synovus Bank.

C. Agent: The Agent of the Plan, which shall be BNY Mellon Shareowner Services and any duly appointed successor Agent.

D. Beneficiary Designation Election: The election that a Participant makes to designate the Participant’s beneficiary to receive his or her interest in the Plan in the event of Participant’s death prior to receipt thereof.

E. Compensation: The base salary or wages paid to a Participant by a Participating Employer, including commissions for those Participants who are paid solely on a commission basis (unless a Participant’s written employment agreement (if any) with Synovus or any affiliate company of Synovus establishes a contractual limitation for such Participant, in which case “Compensation” for such Participant would be as defined in such written Employment Agreement), but excluding bonuses, incentive bonuses, overtime pay or amounts contributed by a Participating Employer to this or any other non-qualified plan or trust, to any qualified plan or trust within the meaning of Sections 401(a) and 501 of the Internal Revenue Code of 1986, as amended, including, but not limited to, the Synovus Profit Sharing, 401(k) Savings and Money Purchase Pension Plans, or such other qualified employee benefit, fringe benefit or welfare benefit plan Synovus or a Participating Employer may hereafter adopt. The maximum amount of Compensation that may be taken into account under the Plan for any purpose on an annual basis shall be $250,000.

F. Deduction Date: The payroll date upon which bi-weekly Participant payroll deductions and bi-weekly Participating Employer contributions to the Plan shall be made.

G. Effective Date of the Plan: July 1, 2011.

H. Eligible Employee: Any employee of a Participating Employer who has been regularly scheduled to work twenty (20) hours per week or more for any Participating Employer for a period of ninety (90) calendar days or more. Employment includes authorized leaves of absence and all uninterrupted periods of employment by one or more Participating Employers.

I. First Deduction Date: The first Deduction Date of an Eligible Employee following ninety (90) calendar days of employment.

J. Participant: An Eligible Employee who shall have become a Participant in the Plan by making a Payroll Deduction Authorization Election and (i) whose participation in the Plan shall not have been terminated in accordance with Article XIII or XIV of the Plan, or (ii) who shall have been reinstated as a Participant in the Plan in accordance with Article II of the Plan.

K. Participating Employer: Synovus, any Affiliate of Synovus, Synovus Bank or any division of Synovus Bank.

L. Payroll Deduction Authorization Election: The election which each Eligible Employee must make to become a Participant or to change participation in the Plan, whether such election is made telephonically, electronically or otherwise as authorized by Synovus. This election shall contain, in addition to other pertinent payroll deduction information, the Participant’s appointment of the Agent to provide for the acquisition of Synovus Common Stock for his or her benefit under the Plan.

M. Plan: The Synovus Financial Corp. 2011 Employee Stock Purchase Plan.

N. Plan Account: The separate account that is required to be established and maintained with respect to each Participant for the purpose of recording the Participant’s cash contributions, Participating Employer contributions, and Synovus Common Stock purchased and allocated for the Participant under the Plan.

O. Plan Year: The period commencing on January 1st of each year and ending on December 31st of each year.

P. Synovus: Synovus Financial Corp., the sponsor and administrator of the Plan.

Q. Synovus Common Stock: The shares of common stock, par value of $1.00 per share, Synovus, and any shares that may be issued and exchanged for or upon a change of such shares whether in subdivision or in combination thereof and whether as a part of a classification or reclassification thereof, or otherwise.

ARTICLE II

PARTICIPATION

Any Eligible Employee of a Participating Employer may initially become a Participant in the Plan by making a Payroll Deduction Authorization Election to do so.

An Eligible Employee of a Participating Employer whose participation in the Plan has been terminated pursuant to Article XIII of the Plan may reinstate his or her participation in the Plan by making a new Payroll Deduction Authorization Election to do so.

ARTICLE III

PARTICIPANT PAYROLL DEDUCTIONS

Participants may contribute to the Plan only through Participant payroll deductions. Participant payroll deductions shall be made as a percentage of Compensation. Participant payroll deductions may not be less than one percent of a Participant’s Compensation, and the maximum deduction may not exceed the maximum percentage of Compensation limitations set forth hereinbelow.

The maximum percentage of Compensation for Participant payroll deductions shall be based on the following:

(a)	The Participant’s Compensation; and

(b)	The Participant’s period of employment with a Participating Employer during which period the Participant has been regularly scheduled to work twenty (20) hours per week or more, according to the following schedule:

Participant’s Period of Employment	Maximum Percentage of Compensation for Participant Payroll Deductions
At least three months, but less than one year	3%
At least one year, but less than five years	5%
At least five years, but less than ten years	6%
Ten years or more	7%

A Participant with no service breaks that exceed twelve (12) months shall be given credit for all of his or her periods of employment with one or more Participating Employers for the purpose of determining the maximum percentage of Compensation for the Participant’s payroll deduction, including, but not limited to, (i) a transfer of employment from one Participating Employer to another Participating Employer and (ii) all previous periods of employment with any Participating Employer by an Eligible Employee. A Participant who has a break in service which exceeds twelve (12) months shall not receive credit for employment prior to such break in service.

Participant payroll deductions shall be made only on Deduction Dates.

A Participant may increase, decrease or temporarily suspend his or her Participant payroll deductions by making a Payroll Deduction Authorization Election. Such increase, decrease or temporary suspension will be effective as promptly as practicable. Participant payroll deductions may be terminated pursuant to Article XIII hereof. As promptly as practicable on or after each Deduction Date, each Participating Employer shall remit each Participant’s payroll deduction to the Administrator.

ARTICLE IV

PARTICIPATING EMPLOYER MATCHING CONTRIBUTIONS

Participating Employers shall make matching contributions to the Plan for each of their employees who are Participants in the Plan of up to fifty percent (50%) of the amount of each such Participant’s payroll deduction to the Plan The Board of Directors may elect to establish a lower matching contribution, or may eliminate the matching contribution altogether. Participants shall be provided with written notice of any decrease in the matching contribution percentage prior to the effective date of such decrease.

Participating Employer contributions shall be made on Deduction Dates. As promptly as practicable on or after each Deduction Date, Participating Employers will remit their contributions to the Administrator, who will forward such contributions to the Agent on a quarterly basis.

As Participating Employer contributions to the Plan must be treated by the Participants for whom such contributions are made as compensation income, such amounts will be reflected on the payroll voucher of such Participants as additional compensation income paid by the Participating Employers to such Participants, and such amounts will in turn appear on the payroll vouchers of such Participants as having been withheld from their pay by the Participating Employers to reflect the Participating Employers’ contributions made to the Plan for the benefit of such Participants, and the Participating Employers shall withhold additional State and Federal income taxes and Social Security taxes from the pay of such Participants to cover such amount, all at the times Participant payroll deductions are withheld. This information will be included in the Form W-2 furnished annually by the Participating Employers to Participants in the Plan.

ARTICLE V

ADMINISTRATION OF PLAN

The Plan shall be administered by Synovus, with assistance from each of the Participating Employers. Synovus may, from time to time, adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or for providing for any and all matters not specifically covered herein.

The functions and duties of Synovus as administrator of the Plan, in general, are as follows:

(a)	To make provision for payment of contributions to the Agent.

(b)	To establish rules for the administration and to construe the terms of the Plan, including, but not limited to, the discretionary authority to determine eligibility for participation in the Plan, a Participant’s period of employment and the maximum percentage and amount of Compensation for Participant payroll deductions, which rules for administration and construction of terms will apply to all Participants similarly situated.

(c)	To develop rules and procedures for making Participant elections or changes in connection with the Plan.

(d)	To maintain, with the assistance of the Agent, records, including, but not limited to, those with respect to Participating Employer contributions, Participant payroll deductions and dividends paid to the Agent.

(e)	To file with the appropriate governmental agencies any and all reports and notifications required of the Plan and to provide all Participants and beneficiaries with any and all reports and notifications to which they are by law entitled.

(f)	To engage a certified public accountant to perform an annual audit of the Plan.

(g)	To give prompt notification to the Agent of the effectiveness, and the initiation of proceedings that would result in the termination of effectiveness, of the registration, exemption or qualification of the Plan and/or the Synovus Common Stock offered thereunder under applicable federal and state securities laws.

(h)	To receive and to promptly forward to the Agent the written requests of Participants for the issuance to any third party of shares or cash, if applicable, for all or part of the full number of shares of Synovus Common Stock in such Participants’ Plan Accounts.

(i)	To perform any and all other functions reasonably necessary to administer the Plan.

Synovus shall indemnify each employee of Synovus and the Participating Employers involved in the administration of the Plan against all costs, expenses and liabilities, including attorney’s fees, incurred in connection with any action, suit, or proceeding instituted against such employee alleging any act or omission or commission performed by such employee while acting in good faith in discharging his or her duties with respect to the Plan. This indemnification is limited to the extent such costs and expenses are not covered under insurance as may be now or hereafter provided by Synovus or the appropriate Participating Employer.

ARTICLE VI

AGENT OF THE PLAN

All contributions by the Participating Employers and Participants shall be made in cash only. All contributions so received (hereinafter referred to as the “Fund”), shall be held, managed, and administered pursuant to the terms of the Plan. No part of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and former Participants in the Plan.

The Agent shall have the following powers and authority in the administration and investment of the Fund:

(a)	To purchase for the benefit of the Participants in the Plan shares of Synovus Common Stock in its name as Agent, to receive the shares of Synovus Common Stock previously acquired under the existing Plan and to retain the same and to cause the shares of Synovus Common Stock held as part of the Fund to be allocated, reallocated, and disposed of pursuant to the terms of the Plan.

(b)	To cause any Synovus Common Stock held as part of the Fund to be registered in the Agent’s own name or in the name of one or more nominees, but the books and records of the Agent shall at all times show that all such investments are part of the Fund.

(c)	To keep such portion of the Fund in cash or cash balances as the Agent, from time to time, may in its sole discretion deem to be in the best interests of the Participants in the Plan without liability for interest thereon.

(d)	To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments as may be necessary or appropriate to carry out the powers herein granted.

(e)	To employ subagents to engage in the actual open market purchase of Synovus Common Stock for the benefit of the Participants in the Plan.

(f)	To do all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically mentioned herein, as the Agent may deem necessary or desirable to administer the Fund, and to carry out and satisfy the purposes and intent of the Plan.

The Agent shall keep accurate and detailed accounts of all receipts, disbursements, and other transactions hereunder, including, but not limited to, Participant payroll deductions received, Participating Employer contributions received, dividends and other distributions received, and Synovus Common Stock purchased, allocated and held for, and Synovus Common Stock distributed to, Participants hereunder. All accounts, books, and records relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by Synovus.

On or before the fifteenth day following the close of each quarter or upon such other reporting schedules and for such other reporting periods as Synovus and the Agent of the Plan shall agree, the Agent shall file with Synovus a written report setting forth all receipts, disbursements, and other transactions effected during such preceding quarter or reporting period, and setting forth the current status of the Fund.

ARTICLE VII

STOCK PURCHASE

The Agent shall use the funds in the Plan to purchase shares of Synovus Common Stock in the open market for the benefit of the Participants in the Plan on a quarterly basis.

In the event that the Agent retains the services of subagents to make such purchases of shares of Synovus Common Stock, such subagents shall not be controlled by, controlling or under common control with Synovus or its affiliates. Neither Synovus nor any of its affiliates shall have, nor exercise, directly or indirectly, any control or influence over the times when, or the prices at which, the Synovus Common Stock may be purchased by the Agent or any subagents, the amounts of Synovus Common Stock to be so purchased or the manner in which such Synovus Common Stock is to be purchased. The Agent may retain the services of said subagents only upon the execution of subagency agreements by and between the Agent and subagents which set forth terms and conditions not materially different from those contained herein with regard to the purchase of Synovus Common Stock.

Neither the Agent, Synovus nor any subagent retained by the Agent shall have any responsibility as to the value of Synovus Common Stock acquired under the Plan. The duties of the Agent and any subagent to cause the purchase of Synovus Common Stock under the Plan shall be subject to any and all legal restrictions or limitations imposed at any time by governmental authority, including, but not limited to, the Securities and Exchange Commission, and shall be subject to any other restrictions, limitations or considerations deemed valid by such Agent or any subagent. Accordingly, neither the Agent, Synovus nor any subagent shall be liable in any way if, as a result of such restrictions, limitations or considerations, the whole amount of funds available under the Plan for the purchase of Synovus Common Stock is not applied to the purchase of such shares at the time herein otherwise provided or contemplated.

ARTICLE VIII

ALLOCATION OF STOCK

As promptly as practical after each purchase by the Agent (or any subagents) of Synovus Common Stock for the benefit of the Participants in the Plan, the Agent shall determine the average cost per share of all shares so purchased. The Agent shall then proportionally allocate such shares to the Plan Accounts of the Participants, charging each such Participant with the average cost, including transactional costs, of the shares so allocated. Full shares and fractional share interests in one share (to four decimal places) shall be allocated.

ARTICLE IX

ISSUANCE OF SHARES OF SYNOVUS COMMON STOCK AND/OR CASH

A Participant may request that the Agent issue shares or sell shares for all or a part of the full number of shares of Synovus Common Stock in a Participant’s Plan Account for which the six-month holding period has been satisfied. As promptly as practicable after the later of such Participant’s request and satisfaction of the six-month holding period, the Agent will (1) issue such shares to such Participant, to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan account, or to any person or brokerage account designated in writing by such Participant; or (2) sell all or the specified number of shares, deduct brokerage commissions and a transaction charge, and deposit the net proceeds directly to the account specified by the Participant. The Agent will notify the Administrator of such issuance or sale of shares. The Participant request must clearly indicate the number of shares to be issued or sold, or specify that all shares held in such Participant’s Plan Account are to be issued or sold. If administratively practicable, the Participant request may specify a sales price limit (i.e., a limit order).

ARTICLE X

DIVIDENDS AND DISTRIBUTIONS

Stock dividends and stock splits received by the Agent will be allocated by such Agent to each Participant’s Plan Account to the extent that such stock is attributable to the allocated Synovus Common Stock in such Participant’s Plan Account. Cash dividends received by the Agent of the Plan shall be used to acquire additional shares of Synovus Common Stock pursuant to the provisions of the Plan, and such shares so acquired will be allocated proportionally to the Plan Accounts of Participants.

ARTICLE XI

VOTING RIGHTS

Each Participant in the Plan shall have the rights and powers of ordinary shareholders with respect to the shares of Synovus Common Stock in such Participant’s Plan Account, including, but not limited to, the right to vote such shares. Synovus shall deliver or cause to be delivered to Participants at the time and in the manner such materials are sent to Synovus shareholders generally all reports, proxy solicitation materials and all other disclosure type communications distributed to Synovus shareholders generally.

ARTICLE XII

REPORTS TO PARTICIPANTS

As soon as practical following the end of each Plan Year, or more often and as often as Synovus may elect, Synovus and/or the Agent shall send to each Participant a written report of all transactions for such Participant’s benefit under the Plan for such Plan Year.

ARTICLE XIII

TERMINATION OF PARTICIPATION IN PLAN

A Participant may terminate his or her participation in the Plan by making a Payroll Deduction Authorization Election to do so. Such termination will be effective as promptly as practicable. As promptly as practicable, the Agent will purchase share of Synovus common stock with the cash remaining in the Participant’s Plan Account as of the next quarterly purchase date. As soon as practicable thereafter, in accordance with the former Participant’s instructions, the Agent will: (1) issue the number of shares of Synovus Common Stock allocated to the Participant’s Plan Account (provided the shares have been held at least six months as required in Article XVI(a) of the Plan) to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account or other person or brokerage account designated by the Participant in writing; or (2) issue a check made payable to the Participant or deposit directly to an account specified by the Participant the net cash proceeds from the sale of such shares, after deduction of brokerage commissions and a transaction charge. The Agent will notify the Administrator of such issuance or sale of shares. If a Participant terminates his or her participation in the Plan, such Participant may re-enter the Plan by making a new Payroll Deduction Authorization Election pursuant to Article II.

Assignments or pledges of any interests under the Plan are not allowed.

ARTICLE XIV

TERMINATION OF EMPLOYMENT

Participation in the Plan shall automatically terminate without notice upon termination of the Participant’s employment with a Participating Employer whether by death, retirement or otherwise. If termination is other than by death, the Agent will purchase share of Synovus Common Stock with the cash remaining in the Participant’s Plan Account as of the next quarterly purchase date. As promptly as practical thereafter, the Agent will: (1) issue the number of shares of Synovus Common Stock allocated to the Participant’s Plan Account (regardless of whether the shares have been held for the six-month holding period) to the Participant or to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account or other person or brokerage account designated by the Participant in writing; or (2) issue a check made payable to the Participant or deposit directly to an account specified by the Participant the net cash proceeds from the sale of such shares, after deduction of brokerage commissions and a transaction charge. The Agent will notify Synovus of such issuance or sale of shares. If no such instructions are provided by the former Participant within 120 days following the date of such termination, the shares will be delivered to the Participant’s Dividend Reinvestment and Direct Stock Purchase Plan Account.

If termination is by reason of death, the Agent will, as promptly as practical, purchase shares of Synovus Common Stock with the cash remaining in the Participant’s Plan Account as of the next quarterly purchase date. As soon as practicable thereafter, in accordance with the instructions of the former Participant’s beneficiary, the Agent will: (1) issue the number of shares of Synovus Common Stock allocated to the former Participant’s Plan Account (regardless of whether such shares have been held for the six-month holding period) to such beneficiary or to such beneficiary’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account or other brokerage account designated by such beneficiary in writing, or (2) issue a check to such beneficiary or deposit directly into an account specified by such beneficiary the net cash proceeds from the sale of such shares, after deduction of brokerage commissions and a transaction charge.

ARTICLE XV

EXPENSES

Synovus shall bear the cost of administering the Plan, including any transfer taxes incurred in transferring the Synovus Common Stock from the Plan to the Participants. Any broker’s fees, commissions or other transaction costs actually incurred will be included in the cost of Synovus Common Stock to Participants. However, if a Participant requests overnight delivery or other special delivery or handling services in connection with the Synovus Common Stock held in the Participant’s Plan Account, the cost of such delivery or services will be charged to the Participant by the Agent.

ARTICLE XVI

LIMITATIONS ON THE SALE OF STOCK

(a) Holding Period. Shares of Synovus Common Stock purchased by the Agent on behalf of any Participant must be held in such Participant’s Plan Account for a minimum of six (6) months following the date of purchase. During this six (6) month period, the Shares of Synovus Common Stock subject to the holding period may not be sold, transferred, assigned, pledged, or otherwise disposed of in any manner whatsoever, except as otherwise provided in the Plan.

(b) State Laws. No Synovus Common Stock will be offered or sold under the Plan to any Eligible Employee in any state where the sale of such stock is not permitted under the applicable laws of such state. For purposes of this Article XVI, the offering or sale of stock is not permitted under the applicable laws of a state if, inter alia, the securities laws of such state would require the Plan and/or the Synovus Common Stock offered pursuant thereto, to be registered in such state and the Plan and/or Synovus Common Stock is not registered therein.

ARTICLE XVII

AMENDMENT, TERMINATION AND SUSPENSION OF THE PLAN

Synovus reserves the right to amend the Plan at any time; however, no amendment shall affect or diminish any Participant’s right to the benefit of contributions made by such Participant or a Participating Employer prior to the date of such amendment, and no amendment shall affect the authority, duties, rights, liabilities or indemnities of the Agent without the Agent’s prior written consent.

Synovus reserves the right to terminate the Plan at any time. In such event, there will be no further Participant payroll deductions and no further Participating Employer contributions, but the Agent will endeavor to make purchases of Synovus Common Stock out of available funds and will allocate such Stock to the Plan Accounts of Participants in the usual manner. Upon termination of the Plan, distribution of Synovus Common Stock and any cash held as part of the Fund shall be governed by the provisions of Article XIV hereof.

Synovus reserves the right to suspend Participating Employer contributions to the Plan at any time. During the time Participating Employer contributions are suspended, Synovus’ Board of Directors shall determine whether Participant payroll deductions are to be continued or suspended. If Synovus’ Board of Directors permits the continuance of Participant payroll deductions, each Participant may elect to continue or suspend Participant payroll deductions on his or her own behalf. If the Participant elects to continue to make Participant payroll deductions while Participating Employer contributions are suspended, the Participating Employers shall be under no obligation at any future date to make Participating Employer contributions with respect to such Participant’s payroll deductions made during such period of suspension.

ARTICLE XVIII

SUSPENSION OR TERMINATION IF

STOCK PURCHASE IS PROHIBITED

In addition to all rights to terminate or suspend the Plan otherwise reserved herein, it is understood that the Plan may be suspended or terminated at any time or from time to time by Synovus’ Board of Directors if the Plan’s continuance would, for any reason, be prohibited under any applicable federal and state law even though such prohibition arises because of some act on the part of Synovus, including, but not limited to, Synovus’ engaging in a distribution of securities. If the Plan is suspended under this Article XVIII, no Participating Employer contributions or Participant payroll deductions shall be made and no Synovus Common Stock shall be purchased until the Plan is restored to an active status. If the Plan is terminated pursuant to this Article XVIII, there shall be no further Participant payroll deductions and no further Participating Employer contributions and there shall be no additional purchases of Synovus Common Stock. Upon termination of the Plan pursuant to this Article XVIII, distribution of Synovus Common Stock and any cash held as part of the Fund shall be governed by the provisions of Article XIV hereof.

ARTICLE XIX

CONSTRUCTION

This Plan shall be governed by and construed under the laws of the State of Georgia.

ARTICLE XX

TERM OF PLAN

This Plan shall terminate on July 1, 2021, unless terminated earlier by the Board of Directors of Synovus pursuant to Article XVII hereunder.

APPENDIX D

SYNOVUS FINANCIAL CORP.

2011 DIRECTOR STOCK PURCHASE PLAN

(EFFECTIVE AS OF MAY 1, 2011)

The name of this plan is the Synovus Financial Corp. 2011 Director Stock Purchase Plan (the “Plan”). The purpose of the Plan is to enable Synovus Financial Corp. (“Synovus”) to promote interest in its success, growth and development by providing directors of Synovus and Synovus Bank and local divisional advisory directors of the divisions of Synovus Bank with a convenient means of purchasing shares of Synovus Common Stock in the open market, by means of voluntary contributions and matching contributions from Synovus and its subsidiary Participating Affiliates.

ARTICLE 1

DEFINITIONS

A. Affiliate Director: Any person who serves as a director of Synovus Bank or as a bank advisory director or divisional advisory director (as defined in the Synovus Bank bylaws) of any division of Synovus Bank. Persons who serve in multiple capacities as local divisional advisory directors of one or more Participating Affiliates shall be allowed to participate in the Plan in only one such capacity, and, if such multiple capacities involve service as a Synovus Director and as director of any other Participating Affiliate or Participating Affiliates, such single participation shall be limited to participation at the Synovus Director level.

B. Agent of the Plan, or Agent: The Bank of New York Mellon, or any duly appointed successor Agent.

C. Automatic Transfer Contribution Form: The form which a Participant must forward to the Agent through his or her Participating Affiliate in order to participate in the Plan. This form shall contain a description, including the account number, of the demand deposit account maintained by the Participant with any division of Synovus Bank from which the Participant desires his or her Participant contribution to the Agent of the Plan to be made by automatic transfer.

D. Contribution Date: For Participants who are Affiliate Directors, the Contribution Date shall be the date in each calendar month on which Participant contributions to the Plan shall be made. For Participants who are Synovus Directors, the Contribution Date shall be on the date in each calendar quarter on which Participant contributions to the Plan shall be made. Synovus shall have the sole discretion to determine the Contribution Date and shall provide reasonable notification of such Contribution Date to the Participants.

E. Director: Any Affiliate Director or a Synovus Director.

F. Effective Date of the Plan: May 1, 2011.

G. Matching Contribution: Amount paid by Synovus for the benefit of any eligible Participant, in an amount of up to fifty percent (50%) of such eligible Participant’s contribution. The Matching Contribution in effect at any time shall be established by resolution of the Board of Directors of Synovus. Participants shall be provided with written notice of any decrease in the Matching Contribution percentage prior to the effective date of such decrease.

H. Offering Period: Any business day of each calendar month, during which Directors may elect to begin participation in the Plan.

I. Participant: Any Director who shall have become a Participant in the Plan by submitting to the Agent through his or her Participating Affiliate an Automatic Transfer Contribution Form and whose participation in the Plan shall not have been terminated.

J. Participating Affiliate: Synovus, Synovus Bank and each division of Synovus Bank.

K. Plan Account: The separate account that is required to be established and maintained with respect to each Participant for the purpose of recording the Participant’s cash contributions, Participating Affiliate Matching Contributions and Synovus Common Stock purchased for and allocated to the Participant under the Plan.

L. Plan Year: The period commencing on January 1st of each year and ending on December 31st of each year.

M. Synovus: Synovus Financial Corp., a Georgia corporation.

N. Synovus Bank: Synovus Bank, a Georgia state-chartered bank and wholly-owned subsidiary of Synovus.

O. Synovus Common Stock: The shares of common stock, par value $1.00 per share, of Synovus, and any shares that may be issued and exchanged for or upon a change of such shares whether in subdivision or in combination thereof and whether as a part of a classification or reclassification thereof, or otherwise.

P. Synovus Director: Any person who serves as a member of the Board of Directors of Synovus Financial Corp.

ARTICLE 2

PARTICIPATION

Any Director may become a Participant in the Plan during an Offering Period by submitting an Automatic Transfer Contribution Form to the Agent through his or her Participating Affiliate.

ARTICLE 3

PARTICIPANT CONTRIBUTIONS BY AFFILIATE DIRECTORS

AND PARTICIPATING AFFILIATES

Participant contributions by Affiliate Directors shall be made on a monthly basis on Contribution Dates. Such contributions shall be automatically deducted from each Participant’s demand deposit account as designated by the Participant on the Automatic Transfer Contribution Form at one of the three levels of participation shown below.

Affiliate Director Participation Level	Affiliate Director Contribution Amount

A	$333.33

B	$222.22

C	$111.11

Participating Affiliates shall make Matching Contributions to the Plan on the monthly Contribution Dates for each of their Affiliate Directors who are Participants in the Plan.

A Participant may change the participation level of his or her automatic transfer contribution by submitting a new Automatic Transfer Contribution Form to the Agent through his or her Participating Affiliate at least thirty (30) days prior to a Contribution Date. Plan participation may be terminated pursuant to Article 14 hereof.

As Participating Affiliate contributions to the Plan must be treated by the Participants for whom such contributions are made as compensation for serving as Affiliate Directors, such amounts will be reflected on the Forms 1099 furnished to Affiliate Directors annually by their respective Participating Affiliates.

ARTICLE 4

PARTICIPANT CONTRIBUTIONS BY SYNOVUS

DIRECTORS AND SYNOVUS

Participant contributions by Synovus Directors shall be made on a quarterly basis on Contribution Dates. Such contributions shall be automatically deducted from each Participant’s demand deposit account, in an amount of $5,000.00 or less, in the discretion of the Parent Company Director, as designated on the Automatic Transfer Contribution Form.

Synovus shall make Matching Contributions to the Plan on each Contribution Date for each Synovus Director who is a Participant in the Plan.

As Synovus contributions to the Plan must be treated by the Participants for whom such contributions are made as compensation for serving as Synovus Directors, such amounts will be reflected on the Forms 1099 furnished to Synovus Directors annually.

A Participant may change the amount of his or her automatic contribution by submitting a new Automatic Transfer Contribution Form to Synovus at least thirty (30) days prior to a Contribution Date. Plan participation may be terminated pursuant to Article 14 hereof.

ARTICLE 5

ADMINISTRATION OF PLAN

The Plan shall be administered by Synovus. Synovus may, from time to time, adopt rules and regulations not inconsistent with the Plan for carrying out the Plan or for providing for any and all matters not specifically covered herein.

The functions and duties of Synovus as Administrator of the Plan, in general, are as follows:

(a)	To establish rules for the administration and make interpretations of the Plan, which rules and interpretations will apply to all Participants similarly situated.

(b)	To make provision for payment of contributions to the Agent.

(c)	To maintain, with the assistance of the Agent, records, including, but not limited to, those with respect to the Matching Contribution percentage in effect from time to time, Participant contributions and Participating Affiliate contributions and dividends paid to the Agent.

(d)	To file with the appropriate governmental agencies any and all reports and notifications required of the Plan and to provide all Participants with any and all reports and notifications to which they are by law entitled.

(e)	To engage a certified public accountant to perform an annual audit of the Plan.

(f)	To give prompt notification to the Agent of the effectiveness, the initiation of proceedings that could result in the termination of effectiveness and the termination of effectiveness of registration, exemption or qualification of the Plan and/or the Synovus Common Stock offered thereunder under federal and applicable state securities laws.

(g)	To receive from and, upon its approval thereof, to promptly forward to the Agent any written requests of Participants for the transfer of shares out of the Plan for all or part of the full number of shares of Synovus Common Stock in such Participants’ Plan Accounts.

(h)	To give prompt notification to the Agent of the termination of the participation of any Participant in the Plan for any reason whatsoever.

(i)	To perform any and all other functions reasonably necessary to administer the Plan.

Synovus shall indemnify each employee of any Participating Affiliate involved in the administration of the Plan against all costs, expenses and liabilities, including attorneys’ fees,

incurred in connection with any action, suit or proceeding instituted against such employee alleging any act or omission or commission performed by such employee while acting in good faith in discharging his or her duties with respect to the Plan. This indemnification is limited to the extent such costs and expenses are not covered under insurance as may be now or hereafter provided by the appropriate Participating Affiliate.

ARTICLE 6

AGENT OF THE PLAN

The Agent shall receive all contributions made by the Participating Affiliates and Participants in cash only. All contributions so received (hereinafter referred to as the “Fund”), shall be held, managed, and administered pursuant to the terms of the Plan. No part of the Fund shall be used for or diverted to purposes other than for the exclusive benefit of the Participants and former Participants in the Plan.

Any Agent may be removed by Synovus at any time with or without cause. Any Agent may resign at any time upon 120 days notice in writing to Synovus. Upon removal or resignation of such Agent, Synovus shall appoint a successor Agent who shall have the same powers and duties as those conferred upon the original Agent hereunder. Upon acceptance of such appointment by the successor Agent, the predecessor Agent shall assign, transfer, and pay over to such successor Agent the funds and properties then constituting the Fund and any and all records it might have with regard to the Fund and the administration of the Fund.

The Agent shall have the following powers and authority in the administration and investment of the Fund:

(a) To purchase for the benefit of the Participants in the Plan shares of Synovus Common Stock in its name as Agent, and to retain the same and to cause the shares of Synovus Common Stock held as part of the Fund to be allocated, reallocated and disposed of pursuant to the terms of the Plan.

(b) To cause any Synovus Common Stock held as part of the Fund to be registered in the Agent’s own name or in the name of one or more nominees, but the books and records of the Agent shall at all times show that all such investments are part of the Fund.

(c) To keep such portions of the Fund in cash or cash balances as the Agent, from time to time, may in its sole discretion deem to be in the best interests of the Participants in the Plan without liability for interest thereon.

(d) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments as may be necessary or appropriate to carry out the powers herein granted.

(e) To employ subagents to engage in the actual open market purchase of Synovus Common Stock for the benefit of the Participants in the Plan.

(f) To do all such acts, take all such proceedings, and exercise all such rights and privileges, although not specifically mentioned herein, as the Agent may deem necessary or desirable to administer the Fund, and to carry out and satisfy the purposes and intent of the Plan.

The Agent shall keep accurate and detailed accounts of all receipts, disbursements, and other transactions hereunder, including, but not limited to, Participant and Participating Affiliate contributions received, dividends and other distributions received, and Synovus Common Stock purchased and sold, allocated and held for, and Synovus Common Stock distributed to, Participants hereunder. All accounts, books, and records relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by Synovus.

On or before the fifteenth day following the close of each month or upon such other reporting schedules and for such other reporting periods as Synovus and the Agent shall agree, the Agent shall file with Synovus a written report setting forth all receipts, disbursements, and other transactions effected during such preceding month or reporting period, and setting forth the current status of the Fund.

ARTICLE 7

STOCK PURCHASES

The Agent shall purchase shares of Synovus Common Stock in the open market for the benefit of the Participants in the Plan on a quarterly basis.

In the event that the Agent retains the services of subagents to make such purchases of shares of Synovus Common Stock, such subagents shall not be controlled by, controlling or under common control with Synovus or its affiliates. Neither Synovus nor any of its affiliates shall have, nor exercise, directly or indirectly, any control or influence over the times when, or the prices at which, Synovus Common Stock may be purchased by the Agent or its subagents, the amounts of Synovus Common Stock to be so purchased or the manner in which such Synovus Common Stock is to be purchased. The Agent may retain the services of said subagents only upon the execution of subagency agreements by and between the Agent and subagents which sets forth terms and conditions not materially different from those contained herein with regard to the purchase and sale of Synovus Common Stock.

Neither the Agent, Synovus, nor any subagent retained by the Agent, shall have any responsibility as to the value of Synovus Common Stock acquired under the Plan. The duties of the Agent and any subagent to cause the purchase of Synovus Common Stock under the

Plan shall be subject to any and all legal restrictions or limitations imposed at the time by governmental authority, including, but not limited to, the Securities and Exchange Commission, and shall be subject to any other restrictions, limitations or considerations deemed valid by such Agent or any subagent. Accordingly, neither the Agent, Synovus, nor any subagent shall be liable in any way if, as a result of such restrictions, limitations or considerations, the whole amount of funds available under the Plan for the purchase of Synovus Common Stock is not applied to the purchase of such shares at the time herein otherwise provided or contemplated.

ARTICLE 8

ALLOCATION OF STOCK

As promptly as practical after each purchase by the Agent (or any subagents) of Synovus Common Stock for the benefit of the Participants in the Plan, the Agent shall determine the average cost per share of all shares so purchased. The Agent shall then proportionately allocate such shares to the Plan Accounts of the Participants, charging each such Participant with the average cost, including transactional costs, of the shares so allocated. Full shares and fractional share interests in one share (to four decimal places) shall be allocated.

ARTICLE 9

ISSUANCE OF SHARES OUT OF THE PLAN

A Participant may request that the Agent issue shares out of the Plan for all or a part of the full number of shares of Synovus Common Stock in a Participant’s Plan Account for which the six month holding period pursuant to Section 17(a) has been satisfied. As promptly as practicable after the later of such Participant’s request and satisfaction of the six-month holding period, the Agent will issue such shares out of the Plan and transfer the shares electronically to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan account or to a another account specified by the Participant or, if the Participant requests a stock certificate, the Agent will issue the full number of shares out of the Plan and a check representing the value of the fractional share interest and send by U.S. mail a Synovus Common Stock certificate and the check for fractional share interest to the Participant at the Participant’s address of record.

A Participant may request that the Agent issue shares out of the Plan in the name of another person and the Agent will issue the shares to such other person in accordance with Participant’s instructions; provided, however, that if such instructions are not sufficiently specific for the Agent to be able to comply with such instructions, the Agent shall return such request to the Participant without issuing shares out of such Participant’s account in the Plan.

Notwithstanding anything herein to the contrary, the Agent will carry out a Participant’s instructions to issue shares out of the Plan only if the Participant clearly indicates the number of shares to be issued out of the Plan or specifies that all shares held in such Participant’s Plan

Account are to be issued out of the Plan; otherwise, the Agent shall return such request to the Participant without issuing shares out of such Participant’s account in the Plan.

ARTICLE 10

SALE OF SHARES

A Participant may request that the Agent sell all or a part of the full number of shares of Synovus Common Stock in a Participant’s Stock Share Account. To facilitate a sell, the Participant must forward a sell request to Synovus Shareholder Services via e-mail, phone or U.S. mail. Synovus Shareholder Services shall forward such request to the Agent. As promptly as practicable after the later of such Participant’s request and satisfaction of the six-month holding period, the Agent will sell all or the specified number of shares, deduct brokerage commissions and a transaction charge, and mail a check for the net proceeds to the Participant at the Participant’s address of record. The Participant request must clearly indicate the number of shares to be sold, or specify that all shares held in such Participant’s Plan Account are to be sold; otherwise, Synovus Shareholder Services shall return such request to the Participant without selling any shares in such Participant’s account. No Participant shall have the authority or power to direct the date or sales price at which shares may be sold.

ARTICLE 11

DIVIDENDS AND DISTRIBUTIONS

Stock dividends and stock splits received by the Agent will be allocated by such Agent to each Participant’s Plan Account to the extent that such stock is attributable to the allocated Synovus Common Stock in such Participant’s Plan Account. All cash dividends received by the Agent shall be used to acquire additional shares of Synovus Common Stock pursuant to the provisions of the Plan, and such shares so acquired will be allocated proportionately to the Plan Accounts of Participants.

ARTICLE 12

VOTING RIGHTS

Each Participant in the Plan shall have the rights and powers of ordinary shareholders with respect to the shares of Synovus Common Stock in such Participant’s Plan Account, including, but not limited to, the right to vote such shares. Synovus shall deliver or cause to be delivered to Participants at the time and in the manner such materials are sent to Synovus shareholders generally all reports, proxy solicitation materials and all other disclosure type communications distributed to Synovus shareholders generally.

ARTICLE 13

REPORTS TO PARTICIPANTS

As soon as practical following the end of each Plan Year, or more often and as often as Synovus may elect, Synovus and/or the Agent shall send to each Participant a written report of all transactions for such Participant’s benefit under the Plan for such Plan year.

ARTICLE 14

TERMINATION OF PARTICIPATION IN THE PLAN

A Participant may terminate his or her participation in the Plan by contacting his or her Participating Affiliate at least thirty (30) days prior to a Contribution Date. The Participant’s request to terminate participation in the Plan will be communicated to the Agent by Synovus or by the Participating Affiliate, in accordance with Synovus’ administrative procedures for the Plan. Such termination will be effective as promptly as practicable.

As promptly as practicable after receipt of a Participant’s termination notice, the Agent will purchase shares of Synovus Common Stock with the cash remaining in the Participant’s Plan Account as of the next quarterly purchase date. As promptly as practicable thereafter, in accordance with and after receipt by the Agent of such Participant’s request, the Agent will issue such shares out of the Plan (provided that, other than in the case of a termination by reason of death, the shares have been held at least six months pursuant to Section 17(a)) and transfer the shares electronically to the Participant’s account established under the Synovus Financial Corp. Dividend Reinvestment and Direct Stock Purchase Plan account or to an electronic common stock account established for the Participant; or, if the Participant requests a stock certificate, the Agent will issue the full number of shares out of the Plan and a check representing the value of the fractional share interest and send by U.S. mail a Synovus Common Stock certificate and the check for fractional share interest to the Participant at the Participant’s address of record. The Participant may also request to have some or all of the shares of Synovus Common Stock in such Participant’s Plan Account sold in which case the Agent will sell the number of shares specified by the Participant and issue a check made payable to the Participant for the net cash proceeds from the sale of such shares, after deduction of brokerage commissions and a transaction charge.

If no delivery instructions are provided by the former Participant, the shares will be transferred to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account, or, if the Participant does not have a Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account, then the Agent will transfer the shares to an electronic common stock account for the Participant.

A Participant may request that the Agent issue shares out of the Plan in the name of another person and the Agent will issue the shares to such other person in accordance with Participant’s instructions; provided, however, that if such instructions are not sufficiently specific for the Agent to be able to comply with such instructions, the Agent shall return such request to the Participant without issuing shares out of such Participant’s account in the Plan.

Notwithstanding anything herein to the contrary, the Agent will carry out a Participant’s instructions to issue shares out of the Plan only if the Participant clearly indicates the number of shares to be issued out of the Plan or specifies that all shares held in such Participant’s Plan Account are to be issued out of the Plan; otherwise, the Agent shall return such request to the Participant without issuing shares out of such Participant’s account in the Plan.

Assignments or pledges of any interests under the Plan are not allowed.

ARTICLE 15

TERMINATION OF STATUS AS A DIRECTOR

Participation in the Plan shall automatically terminate without notice upon termination of the Participant’s status as a Director whether by death, retirement, or otherwise. Upon termination of participation in the Plan, the Agent will purchase shares of Synovus Common Stock with the cash remaining in the Participant’s Plan Account as of the next quarterly purchase date. As promptly as practicable thereafter in accordance with the Participant’s instructions, (or, in the case of death, the duly appointed legal representative’s instructions), the Agent will issue the number of shares of Synovus Common Stock allocated to the Participant’s Plan Account and not previously distributed out of the Plan: (1) by transferring the shares to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account or other account designated by the Participant in writing; or (2) by issuing a certificate for the full number of shares to the Participant or to another person as designated by the Participant in writing. In the alternative, upon the Participant’s instructions, the Agent will sell the shares and will issue a check made payable to the Participant for the net cash proceeds from the sale of such shares, after deduction of brokerage commissions and a transaction charge. If no such instructions are provided by the former Participant, or in the case of death by the duly appointed legal representative, the shares will be transferred to the Participant’s Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account, or, if the Participant does not have a Synovus Dividend Reinvestment and Direct Stock Purchase Plan Account, then the Agent will transfer the shares to an electronic common stock account for the Participant.

ARTICLE 16

EXPENSES

Synovus shall bear the cost of administering the Plan, including any transfer taxes incurred in transferring the Synovus Common Stock from the Plan to the Participants. Any broker’s fees, commissions, postage or other transaction costs actually incurred will be included in the cost of the Synovus Common Stock to Participants. However, if a Participant

requests overnight delivery or other special delivery or handling services in connection with the Synovus Common Stock held in the Participant’s Plan Account, the cost of such delivery or services will be charged to the Participant by the Agent.

ARTICLE 17

LIMITATION ON THE SALE OF STOCK

(a) Holding Period. Shares of Synovus Common Stock purchased by the Agent on behalf of any Participant must be held in such Participant’s Plan Account for a minimum of six (6) months following the date of purchase. During this six (6) month period, the shares of Synovus Common Stock subject to this holding period may not be sold, transferred, assigned, pledged, or otherwise disposed of in any manner whatsoever, except as otherwise provided in the Plan.

(b) State Law. No Synovus Common Stock will be offered or sold under the Plan to any Director in any state where the sale of such stock is not permitted under the applicable laws of such state. For purposes of this Article 17, the offering or sale of stock is not permitted under the applicable laws of a state if, inter alia, the securities laws of such state would require the Plan and/or the Synovus Common Stock offered pursuant thereto, to be registered in such state and the Plan and/or Synovus Common Stock is not registered therein.

ARTICLE 18

AMENDMENT, TERMINATION AND SUSPENSION OF THE PLAN

Synovus reserves the right to amend the Plan at any time; however, no amendment shall affect or diminish any Participant’s right to the benefit of contributions made by such Participant or his or her Participating Affiliate prior to the date of such amendment, and no amendment shall affect the authority, duties, rights, liabilities or indemnities of the Agent without the Agent’s prior written consent.

Synovus reserves the right to terminate the Plan at any time. In such event, there will be no further Participant contributions and no further Participating Affiliate contributions, but the Agent will make purchases of Synovus Common Stock out of available funds and will allocate such stock to the Plan Accounts of the Participants in the usual manner. Upon termination of the Plan, distributions of Synovus Common Stock and any cash held as a part of the fund shall be governed by the provisions of Article 15 hereof.

Synovus reserves the right to suspend Participating Affiliate contributions to the Plan at any time. During the time Participating Affiliate contributions are suspended, Synovus’ Board of Directors shall determine whether Participant contributions are to be continued or suspended. If Synovus’ Board of Directors permits the continuance of Participant contributions, each Participant may elect to continue or suspend Participant contributions on his or her own behalf. If the Participant elects to continue to make Participant contributions while Participating Affiliate contributions are suspended, the Participating Affiliates shall be under no obligation at any future date to make Participating Affiliate contributions with respect to such Participant’s contributions made during such period of suspension.

ARTICLE 19

SUSPENSION OR TERMINATION IF

STOCK PURCHASE IS PROHIBITED

In addition to all rights to terminate or suspend the Plan otherwise reserved herein, it is understood that the Plan may be suspended or terminated at any time or from time to time by Synovus’ Board of Directors if the Plan’s continuance would, for any reason, be prohibited under any federal and state law even though such prohibition arises because of some act on the part of Synovus, including, but not limited to, Synovus engaging in a distribution of securities. If the Plan is suspended under this Article 19, no Participating Affiliate contributions or Participant contributions shall be made and no Synovus Common Stock shall be purchased until the Plan is restored to an active status. If the Plan is terminated pursuant to this Article 19, there shall be no further Participant contributions and no further Participating Affiliate contributions and there shall be no additional purchases of Synovus Common Stock. As soon as practical after the termination pursuant to this Article 19, distribution of Synovus Common Stock and any cash held as a part of the Fund shall be governed by the provisions of Article 15 hereof.

ARTICLE 20

TERM OF PLAN

This Plan shall terminate on May 1, 2021, unless terminated earlier by the Board of Directors of Synovus pursuant to Article 18 hereunder.

ARTICLE 21

CONSTRUCTION

This Plan shall be governed by and construed under the laws of the State of Georgia.

SYNOVUS FINANCIAL CORP.

POST OFFICE BOX 120

COLUMBUS, GA 31902-0120

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M30157-P06375-Z54752	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

SYNOVUS FINANCIAL CORP.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEMS 1A THROUGH 1P AND “FOR” ITEMS 2, 3, 4, 5 AND 6.
The Board of Directors recommends you vote FOR the following proposals:

1.	To elect the following 16 nominees as directors:		For	Against	Abstain

	1A.	Catherine A. Allen	☐	☐	☐

	1B.	Richard E. Anthony	☐	☐	☐

	1C.	James H. Blanchard	☐	☐	☐

	1D.	Richard Y. Bradley	☐	☐	☐

	1E.	Frank W. Brumley	☐	☐	☐

	1F.	Elizabeth W. Camp	☐	☐	☐

	1G.	T. Michael Goodrich	☐	☐	☐

	1H.	V. Nathaniel Hansford	☐	☐	☐

	1I.	Mason H. Lampton	☐	☐	☐

	1J.	H. Lynn Page	☐	☐	☐

	1K.	Joseph J. Prochaska, Jr.	☐	☐	☐

	1L.	J. Neal Purcell	☐	☐	☐

	1M.	Kessel D. Stelling, Jr.	☐	☐	☐

	1N.	Melvin T. Stith	☐	☐	☐

	1O.	Philip W. Tomlinson	☐	☐	☐

	1P.	James D. Yancey	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

		For	Against	Abstain
2.	To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee.	☐	☐	☐

3.	To ratify the 2010 Tax Benefits Preservation Plan.	☐	☐	☐

4.	To approve the Synovus Financial Corp. 2011 Employee Stock Purchase Plan.	☐	☐	☐

5.	To approve the Synovus Financial Corp. 2011 Director Stock Purchase Plan.	☐	☐	☐

6.	To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2011.	☐	☐	☐

CERTIFICATE OF OWNER

INSTRUCTIONS: Please provide the required information. THIS CERTIFICATE MUST BE SIGNED TO BE VALID. All owners should sign. If you do not complete and sign this Certificate of Owner, your shares covered by the Proxy will be voted on the basis of one vote per share.

		Yes	No
7A.	Are you the beneficial owner, in all capacities, of more than 1,139,063 shares of Synovus Common Stock?	☐	☐
If you answered “NO,” to Question 7A, do not answer Question 7B or 7C. Your shares represented by the Proxy are entitled to ten votes per share.
7B.	If your answer to Question 7A was “Yes,” have you acquired more than 1,139,063 shares of Synovus Common Stock since February 17, 2007 (including shares received as a stock dividend)?	☐	☐
If you answered “NO,” to Question 7B, do not answer Question 7C. Your shares represented by the Proxy are entitled to ten votes per share.
7C.

If your answer to Question 7B was “YES,” please describe below the date and nature of your acquisition of all shares of Synovus Common Stock you have acquired since February 17, 2007 (including shares received as a stock dividend). Your response will determine which of the shares represented by the Proxy will be entitled to ten votes per share.

Signature [PLEASE SIGN ON LINE]
****NOTE THAT YOU MUST SIGN ABOVE TO HAVE THE SHARES VOTED ON THE BASIS OF TEN VOTES PER SHARE****

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and 2010 Annual Report are available at www.proxyvote.com.

M30158-P06375-Z54752

SYNOVUS FINANCIAL CORP.

POST OFFICE BOX 120, COLUMBUS, GEORGIA 31902-0120

2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

By signing on the reverse side, I hereby appoint Thomas J. Prescott and Liliana C. McDaniel as Proxies, each of them singly and each with power of substitution, and hereby authorize them to represent and to vote as designated on the reverse side all the shares of common stock of Synovus Financial Corp. held on record by me or with respect to which I am entitled to vote on February 17, 2011 at the 2011 Annual Meeting of Shareholders to be held on April 27, 2011 or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The Board of Directors is not aware of any matters likely to be presented for action at the 2011 Annual Meeting of Shareholders other than the matters listed herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in this Proxy or their substitutes will vote upon such other matters in accordance with their best judgment. This Proxy is revocable at any time prior to its use.

By signing on the reverse side, I acknowledge receipt of NOTICE of the ANNUAL MEETING and the PROXY STATEMENT and hereby revoke all Proxies previously given by me for the ANNUAL MEETING.

IN ADDITION TO VOTING AND SIGNING THE PROXY, YOU MUST ALSO COMPLETE AND SIGN THE CERTIFICATION ON THE REVERSE SIDE OF THIS CARD TO BE ENTITLED TO TEN VOTES PER SHARE.

To the best of my knowledge and belief, the information provided herein is true and correct. I understand that the Board of Directors of Synovus Financial Corp. may require me to provide additional information or evidence to document my beneficial ownership of these shares and I agree to provide such evidence if so requested.

PLEASE COMPLETE AND SIGN THE CERTIFICATION ON THE REVERSE SIDE OF THIS CARD
(Continued and to be marked, dated, and signed on the other side)

SYNOVUS FINANCIAL CORP.

ANNUAL MEETING FOR HOLDERS AS OF FEBRUARY 17, 2011

TO BE HELD ON APRIL 27, 2011

Your vote is important. Thank you for voting.

To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-454-8683.
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M30193-P06406

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Notice and Proxy Statement and 2010 Annual Report

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEMS 1A THROUGH 1P AND “FOR” ITEMS 2, 3, 4, 5 AND 6.
The Board of Directors recommends you vote FOR the following proposals:

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

			For	Against	Abstain
1.	To elect the following 16 nominees as directors:
	1A.	Catherine A. Allen	☐	☐	☐

	1B.	Richard E. Anthony	☐	☐	☐

	1C.	James H. Blanchard	☐	☐	☐

	1D.	Richard Y. Bradley	☐	☐	☐

	1E.	Frank W. Brumley	☐	☐	☐

	1F.	Elizabeth W. Camp	☐	☐	☐

	1G.	T. Michael Goodrich	☐	☐	☐

	1H.	V. Nathaniel Hansford	☐	☐	☐

	1I.	Mason H. Lampton	☐	☐	☐

	1J.	H. Lynn Page	☐	☐	☐

	1K.	Joseph J. Prochaska, Jr.	☐	☐	☐

	1L.	J. Neal Purcell	☐	☐	☐

	1M.	Kessel D. Stelling, Jr.	☐	☐	☐

	1N.	Melvin T. Stith	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

			For	Against	Abstain

	1O.	Philip W. Tomlinson	☐	☐	☐

	1P.	James D. Yancey	☐	☐	☐

2.	To approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee.		☐	☐	☐

3.	To ratify the 2010 Tax Benefits Preservation Plan.		☐	☐	☐

4.	To approve the Synovus Financial Corp. 2011 Employee Stock Purchase Plan.		☐	☐	☐

5.	To approve the Synovus Financial Corp. 2011 Director Stock Purchase Plan.		☐	☐	☐

6.	To ratify the appointment of KPMG LLP as Synovus’ independent auditor for the year 2011.		☐	☐	☐

CERTIFICATE OF OWNER

INSTRUCTIONS: Please provide the required information. THIS CERTIFICATE MUST BE SIGNED TO BE VALID. All owners should sign. If you do not complete and sign this Certificate of Owner, your shares covered by the Proxy will be voted on the basis of one vote per share.

		Yes	No
7A.	Are you the beneficial owner, in all capacities, of more than 1,139,063 shares of Synovus Common Stock?	☐	☐
If you answered “NO,” to Question 7A, do not answer Question 7B or 7C. Your shares represented by the Proxy are entitled to ten votes per share.
7B.	If your answer to Question 7A was “Yes,” have you acquired more than 1,139,063 shares of Synovus Common Stock since February 17, 2007 (including shares received as a stock dividend)?	☐	☐
If you answered “NO,” to Question 7B, do not answer Question 7C. Your shares represented by the Proxy are entitled to ten votes per share.
7C.

If your answer to Question 7B was “YES,” please describe below the date and nature of your acquisition of all shares of Synovus Common Stock you have acquired since February 17, 2007 (including shares received as a stock dividend). Your response will determine which of the shares represented by the Proxy will be entitled to ten votes per share.

Signature [PLEASE SIGN ON LINE]
****NOTE THAT YOU MUST SIGN ABOVE TO HAVE THE SHARES VOTED ON THE BASIS OF TEN VOTES PER SHARE****